      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 1999
                                                       REGISTRATION NO. 33-64879
                                                                        811-8828

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM N-4

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                      PRE-EFFECTIVE AMENDMENT NO.                         [_]

                     POST-EFFECTIVE AMENDMENT NO. 3                       [X]

                                      AND


    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]


                            AMENDMENT NO. 15                              [X]

                          NEW ENGLAND VARIABLE ANNUITY

                                SEPARATE ACCOUNT
                           (EXACT NAME OF REGISTRANT)

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)
                501 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02117
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
                 DEPOSITOR'S TELEPHONE NUMBER: 617-578-2000

NAME AND ADDRESS OF AGENT FOR SERVICE:  COPY TO:

H. James Wilson                         Stephen E. Roth, Esquire
General Counsel                         Sutherland, Asbill & Brennan, L.L.P.
New England Life                        1275 Pennsylvania Avenue, N.W.
Insurance Company                       Washington, D.C. 20004-2404
501 Boylston Street
Boston, Massachusetts 02117

It is proposed that this filing will become effective (check appropriate box)

  [_] immediately upon filing pursuant to paragraph (b) of Rule 485
  [X] on April 30,1999 pursuant to paragraph (b) of Rule 485
  [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
  [_] on May 1, 1997 pursuant to paragraph (a)(1) of Rule 485

  Title of Securities Being Offered: Individual Variable Annuity Contracts
================================================================================

                      NEW ENGLAND LIFE INSURANCE COMPANY

                 INDIVIDUAL VARIABLE ANNUITY CONTRACT PROFILE

                          AMERICAN FORERUNNER SERIES

                              April 30, 1999

  THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

  "We," "us," and "our" refer to New England Life Insurance Company. "You" and "your" refer to the owner of a Contract.

  1. WHAT IS THE CONTRACT? The Contract is an individual variable annuity contract that provides you with a means of investing on a tax-deferred basis through the New England Variable Annuity Separate Account (the "Variable Account") in one or more of thirteen series of the New England Zenith Fund (the "Funds"). (Not all of the Sub-accounts are available as of the date of this Profile. Consult your registered representative concerning availability of these Sub-accounts.) The Contract is intended for individuals and some qualified and non-qualified retirement plans. It provides a death benefit and annuity payment options, some of which provide guaranteed income or guaranteed payment periods.

  The Funds offer a range of investment objectives, from conservative to aggressive. Your investment in the Funds is NOT guaranteed and you could lose some or all of any money you allocate to the Funds.

  You may allocate all or part of your Contract to the "Fixed Account." We guarantee interest on amounts allocated to the Fixed Account at an effective annual rate of at least 3%. We may credit a higher rate of interest. The Fixed Account option offers you an opportunity to protect your principal and earn a guaranteed rate of interest.

  The Contract, like all deferred annuity contracts, has two phases: the accumulation phase and the annuity phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The annuity phase begins when you begin receiving payments under one of the annuity payment options described in Section 2. The amount of money accumulated under your Contract during the accumulation phase determines the amount of your annuity payments during the annuity phase.

  2. WHAT ARE MY ANNUITY OPTIONS? The Contract offers the following annuity payment options, either in a fixed or variable form:

  .Income for a specified number of years;

  .Income for life;

  .Income for life, but guaranteed for at least 10 years (this is your default option);

  .Income for life, but guaranteed for at least 20 years;

  .Income to age 100;

  .Income for two lives, while either is still living;

  .Income for two lives, but guaranteed for at least 10 years; and

  .Income for two lives, with full payments while both are living and two-thirds to the survivor.

  We may make other annuity payment options available from time to time. The Contract, when issued, will provide for the third option in variable form, beginning at age 95 (or the maximum age allowed by state law). During the accumulation phase, you may select another option, and/or start annuity payments (that is, annuitize) at an earlier date by surrendering the Contract. If annuity payments start less than 4 years after you make an investment in the Contract, charges may apply.

  3. HOW DO I PURCHASE A CONTRACT? The minimum initial investment is currently $10,000, and any subsequent investments must be at least $250. We may refuse to accept any purchase payment that would cause your Contract Value, including the value of all other Contracts that you own with us, to exceed $1,000,000. Currently, we won't accept any investment that would cause your Contract Value, including the value of all other Contracts you own with us, to exceed $5,000,000.

  You are eligible to purchase a Contract if you are an individual, employer, trust, corporation, partnership, custodian, or any entity specified in an eligible employee benefit plan. A Contract may have joint owners. The Contract may be purchased for use with the following retirement plans which offer Federal tax benefits under the Internal Revenue Code (the "Code"):

  Qualified Plans--plans qualified under Section 401(a) or 403(a) of the Code.

  TSA Plans--certain annuity plans under Section 403(b) of the Code.

  IRAs--individual retirement accounts under Section 408(a) of the Code and individual retirement annuities under Section 408(b) of the Code.

  Roth IRAs--Roth individual retirement accounts under Section 408A of the Code.

  SEPs and SARSEPs--simplified employee pension plans and salary reduction simplified employee pension plans under Section 408(k) of the Code. (SARSEPs are only available if owned prior to January 1, 1999.)

  SIMPLE IRAs--simple retirement accounts under Section 408(p) of the Code.

  457 Plans--eligible deferred compensation plans under Section 457 of the Code.

  Governmental Plans--governmental plans within the meaning of Section 414(d) of the Code.

  The Contract may not yet be available to all of the foregoing plans, pending appropriate state approvals. You should consult a qualified adviser about using the Contract with those plans. We may make the Contract available for use with Section 401(k) plans. The Contract is not currently available for use with other plans, including TSA plans subject to the Employee Retirement Income Security Act of 1974.

  Tax-deferred arrangements, including qualified plans, purchasing the Contract--which also provides tax deferral on Contract Value--should carefully consider the costs and benefits of the Contracts, including annuity income benefits.

  4. WHAT ARE MY INVESTMENT OPTIONS UNDER THE CONTRACT? You can allocate your investment to one or more Sub-accounts (within limits), which in turn invest in the below Funds.

   Loomis Sayles Small Cap Series           Loomis Sayles Balanced Series
 Morgan Stanley International Magnum       Salomon Brothers Strategic Bond
            Equity Series                       Opportunities Series
     Alger Equity Growth Series         Back Bay Advisors Bond Income Series
  Goldman Sachs Midcap Value Series       Salomon Brothers U.S. Government
     Davis Venture Value Series                        Series
  Westpeak Growth and Income Series     Back Bay Advisors Money Market Series

                                              MFS Investors Series

                                          MFS Research Managers Series

In addition, the Fixed Account is available in some states. THE MFS INVESTORS SERIES AND MFS RESEARCH MANAGERS SERIES ARE NOT YET AVAILABLE AS OF THE DATE OF THIS PROFILE. AVAILABILITY OF THESE SUB-ACCOUNTS WILL ALSO BE SUBJECT TO ANY NECESSARY STATE INSURANCE DEPARTMENT APPROVAL. CONSULT YOUR REGISTERED REPRESENTATIVE CONCERNING AVAILABILITY OF THESE SUB-ACCOUNTS.

  5. WHAT ARE THE EXPENSES UNDER THE CONTRACT?

  Administration Charge. Each year, we impose an "administration contract charge" generally equal to the lesser of 2% of your total contract value or $30 to help cover the costs of the administrative services that we provide for the Contracts. We waive this charge in certain circumstances.

  Mortality and Expense Risk Charge. As compensation for assuming mortality and expense risks under the Contract, we impose a daily charge at an annual rate of 1.00% of the daily net assets of each Sub-account. This charge, as a percentage of your contract value, is guaranteed not to increase over the life of your Contract.

  Contingent Deferred Sales Charge. No charge for sales expenses is deducted from your purchase payments when they are made. We do not impose a contingent deferred sales charge ("CDSC") on withdrawals up to a certain amount each year (the "free withdrawal amount"). We do, however, impose a CDSC upon the occurrence of a "CDSC event," one of which is a withdrawal or surrender (including a surrender to start annuity payments) in excess of the free withdrawal amount. All of the CDSC events are described in the Prospectus.

  The CDSC is deducted only from the investments that we received from you within four years of the CDSC event according to the following schedule:

                                        APPLICABLE
             NUMBER OF YEARS SINCE WE   CDSC CHARGE
             RECEIVED THE INVESTMENT    -----------
                 1...............             4%
                 2...............             3%
                 3...............             2%
                 4...............             1%
               Thereafter........             0%

  We will waive the CDSC in certain circumstances.

  Premium Tax Charges. Currently, South Dakota imposes a premium tax on annuity purchase payments received by insurance companies. We pay this tax when incurred, and recover this tax by imposing a premium tax charge on affected contracts. We deduct the premium tax charge at the earliest of: a full or partial surrender of the Contract, the date when annuity benefits commence, or payment of the death proceeds (including application of the death proceeds to the beneficiary continuation provision). Other states impose a premium tax liability on the date when annuity benefits commence. In those states, we deduct the premium tax charge from the contract value on that date. Deductions for state premium tax charges currently range from 1/2% to 2.00% of the contract value (or, if applicable, purchase payments or death proceeds) for Contracts used with retirement plans qualifying for tax benefited treatment and from 1% to 3 1/2% of the contract value (or, if applicable, death proceeds) for all other Contracts.

  Other Expenses. In addition to our charges under the Contract, each Fund deducts amounts from its assets to pay for its advisory fees and other expenses.

  The following chart is designed to help you understand the charges in the Contract. The column "Total Annual Charges" shows the total of the administration contract charge (which is represented as .06%), the 1.00% mortality and expense risk charge, and the investment charges for each Fund for the year ended December 31, 1998 (as a percentage of average net assets after giving effect to any current expense cap or expense deferral). The MFS Investors Series and MFS Research Managers Series reflect anticipated annual operating expenses for 1999. The next two columns show the dollar amount of charges you would pay assuming that you invested $1,000 in a Contract which earns 5% annually and further assuming that you surrender your Contract or that you elect to annuitize under a period certain option for a specified period of less than 15 years: (1) at the end of one year, and (2) at the end of ten years. In the first example, a CDSC will be charged because you would be surrendering or annuitizing the Contract within four years of making the investment. In the second example, there would be no CDSC. We are also assuming that no premium taxes have been assessed in either example. For more detailed information, see the Fee Table in the Prospectus for the Contract.

                           TOTAL    TOTAL ANNUAL          EXAMPLES OF TOTAL EXPENSES
                          ANNUAL    FUND CHARGES   TOTAL     PAID AT THE END OF:
                         INSURANCE    FOR YEAR    ANNUAL  ---------------------------
FUND                      CHARGES  ENDED 12/31/98 CHARGES   ONE YEAR      TEN YEARS
----                     --------- -------------- ------- ------------  -------------
Small Cap...............   1.06%        1.00%      2.06%   $      58.02  $      237.79
International Magnum
 Equity.................   1.06%        1.30%      2.36%          60.90         268.22
Equity Growth...........   1.06%         .83%      1.89%          56.38         220.11
Midcap Value............   1.06%         .90%      1.96%          57.06         227.43
Venture Value...........   1.06%         .83%      1.89%          56.38         220.11
Growth and Income.......   1.06%         .78%      1.84%          55.91         214.84
Balanced................   1.06%         .82%      1.88%          56.29         219.05
Strategic Bond
 Opportunities..........   1.06%         .85%      1.91%          56.58         222.20
Bond Income.............   1.06%         .48%      1.54%          53.00         182.64
U.S. Government.........   1.06%         .70%      1.76%          55.13         206.36
Money Market............   1.06%         .45%      1.51%          52.71         179.36
Investors...............   1.06%         .90%      1.96%          57.06         227.43
Research Mangers........   1.06%         .90%      1.96%          57.06         227.43

  6. HOW WILL MY INVESTMENT IN THE CONTRACT BE TAXED? You should consult a qualified tax advisor with regard to your Contract. Generally, taxation of earnings under variable annuities is deferred until amounts are withdrawn or distributions are made. The deferral is designed to encourage long-term personal savings and supplemental retirement plans. Certain penalties may apply if amounts are withdrawn prematurely. The taxable portion of a withdrawal or distribution is taxed as ordinary income.

  Special rules apply to the owner of a Contract that is not a natural person. Generally, such an owner must include in income any increase in the excess of the contract value over the "investment in the contract" during the taxable year.

  7. DO I HAVE ACCESS TO MY MONEY? You have access to your money during the accumulation phase by surrendering your Contract or withdrawing part of the value of your Contract at any time. Under Contracts issued under certain tax benefited retirement plans, you may also take a loan against its value. If you are making a withdrawal, we require that you withdraw at least $100 and that the value of your Contract after the withdrawal be at least $2,500.

  Certain charges, such as the administration contract, CDSC, and premium tax charges, may be deducted on a surrender or withdrawal. Moreover, a withdrawal or surrender may cause you to incur income taxes or penalties under the Federal tax laws.

  After annuitization, under certain annuity options, you may withdraw the commuted value of the remaining payments.

  8. HOW HAVE THE FUNDS PERFORMED? The following chart shows the total returns for each Fund for each of the last 10 years (or less if the Fund began less than 10 years ago), based on a $1,000 purchase payment. The total returns are adjusted to reflect all Contract expenses and deductions described above except the CDSC and premium tax charges. If applied, these charges would reduce the performance figures in the chart. Please remember that past performance is not a guarantee of future results.

FUND                     1998   1997   1996    1995   1994    1993    1992  1991   1990  1989
----                     -----  -----  -----   -----  -----   -----   ----  -----  ----  ----
Small Cap............... -4.23% 21.71% 26.97 % 24.57%   N/A
International Magnum
 Equity.................  3.19% -5.14%  2.67 %  2.18%   N/A
Equity Growth........... 44.77% 22.49%  9.96 % 44.22%   N/A
Midcap Value............ -8.32% 13.97% 13.94 % 25.92% (4.26)%
Venture Value........... 11.88% 30.35% 22.36 % 34.90%   N/A
Growth and Income....... 21.60% 30.05% 14.51 % 31.95% (5.19)%
Balanced................  6.08% 12.83% 13.25 % 20.55%   N/A
Strategic Bond
 Opportunities.......... -1.17%  7.62% 10.61 % 15.20%   N/A
Bond Income.............  6.52%  8.23%  1.98 % 18.12% (6.08)%  9.56 % 5.08% 14.47% 4.58% 8.55%
U.S. Government.........  3.94%  4.67% (0.43)% 10.88%   N/A
Money Market............  1.93%  1.96%  1.71 %  2.23%  0.51 % (0.47)% 0.33%  2.66% 4.50% 5.42%
Investors...............   N/A
Research Managers.......   N/A

  9. DOES THE CONTRACT HAVE A DEATH BENEFIT? Yes. If you, the owner, die (or annuitant if the owner is not an individual) prior to the annuity phase of the Contract, the Beneficiary receives a death benefit. The death benefit will be the greater of two values: (1) the value of your Contract next determined after the later of the date when we receive due proof of death or an election of continuation or payment from the beneficiary; or (2) the minimum guaranteed death benefit under the Contract, which we calculate using a formula described in the Prospectus.

  10. IS THERE ANYTHING ELSE I SHOULD KNOW? The Contract has several additional features that you may be interested in, including the following:

  Transfer Privilege. You can transfer from $100 to $500,000 of your Contract's value from one Fund to another free of charge. During the accumulation phase of the Contract, you can make as many transfers among the Funds as you like. However, different rules apply to transfers to and from the Fixed Account. Also, during the annuity phase, if you have chosen a variable payment option, you can only make one transfer between Funds per year, without our consent, and you cannot make transfers to the Fixed Account. We reserve the right to charge a fee for transfers (although we do not currently do so) and to limit the number and amount of transfers in some circumstances.

  Dollar Cost Averaging. We offer an automated transfer privilege that we call "dollar cost averaging." Under this feature, you can instruct us to make monthly transfers from any one of your investment options to any other investment options, subject to certain limitations. A minimum of $100 must be transferred to each investment option that you select under this feature.

  Systematic Withdrawals. This feature allows you to have a portion of the value of your Contract value withdrawn automatically on a monthly basis during the accumulation phase. As long as the amount of each withdrawal is at least $100, you can elect a fixed dollar amount or elect to have your Contract's investment gain withdrawn. Certain limitations may apply. Of course, you may have to pay taxes and a CDSC on these withdrawals.

  Free Look Right. You have a "free look right"; i.e., the right to return the Contract to us or your sales representative for cancellation within a certain number of days (usually 10, although this varies from state to state). If you exercise this right, we will cancel the Contract as of the day we receive your request and send you its value on that day, which may be more or less than your initial investment in the Contract. If required by the insurance law or regulations of the state in which your Contract is issued, however, we will refund all purchase payments made.

  11. WHO CAN I CONTACT FOR MORE INFORMATION? You can write to us at New England Annuities, P.O. Box 642, Boston, Massachusetts 02116, or call us at
(800) 435-4117. You can also get a recording of daily unit values by calling
(800) 333-2501. You can also request a copy of the Prospectus or Statement of Additional Information from New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

                          AMERICAN FORERUNNER SERIES

                     Individual Variable Annuity Contracts
                                   Issued By

                       New England Variable Annuity

                           Separate Account of
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

  This prospectus offers individual variable annuity contracts (the "Contracts") for individuals and some qualified and nonqualified retirement plans. You may allocate purchase payments to one or more sub-accounts investing in these Eligible Funds of New England Zenith Fund.

Loomis Sayles Small Cap Series         Loomis Sayles Balanced Series
Morgan Stanley International Magnum    Salomon Brothers Strategic Bond
  Equity Series                          Opportunities Series
Alger Equity Growth Series             Back Bay Advisors Bond Income Series
Goldman Sachs Midcap Value Series      Salomon Brothers U.S. Government Series
Davis Venture Value Series             Back Bay Advisors Money Market Series
Westpeak Growth and Income Series


  You may also allocate purchase payments to a Fixed Account. (See "The Fixed Account") Limits apply to transfers to and from the Fixed Account.

  Please read this prospectus carefully and keep it for reference. This prospectus contains information that you should know before investing.

  You can obtain a Statement of Additional Information ("SAI") about the Contracts, dated April 30, 1999. The SAI is filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. The SAI Table of Contents is on page A-47 of the prospectus. For a free copy of the SAI, write or call New England Securities Corporation ("New England Securities"), 399 Boylston St., Boston, Massachusetts 02116 or telephoning 1-800-356-5015.

  The Securities and Exchange Commission has not approved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                              April 30, 1999

  THE PROSPECTUS FOR THE ELIGIBLE FUNDS IS ATTACHED. PLEASE READ IT AND KEEP IT FOR REFERENCE.

  THE CONTRACTS HAVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                               TABLE OF CONTENTS
                                       OF
                                 THE PROSPECTUS

                                                                           PAGE
                                                                           ----
GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS.........................  A-4
HIGHLIGHTS................................................................  A-4
EXPENSE TABLE.............................................................  A-7
HOW THE CONTRACT WORKS.................................................... A-10
THE COMPANY............................................................... A-11
THE VARIABLE ACCOUNT...................................................... A-11
INVESTMENTS OF THE VARIABLE ACCOUNT....................................... A-11
 Investment Advice........................................................ A-13
 Substitution of Investments.............................................. A-13
GUARANTEED OPTION......................................................... A-14
THE CONTRACTS............................................................. A-14
 Purchase Payments........................................................ A-14
 Ten Day Right to Review.................................................. A-14
 Allocation of Purchase Payments.......................................... A-14
 Contract Value and Accumulation Unit Value............................... A-15
 Payment on Death Prior to Annuitization.................................. A-15
 Transfer Privilege....................................................... A-17
 Dollar Cost Averaging.................................................... A-18
 Surrenders............................................................... A-19
 Systematic Withdrawals................................................... A-20
 Loan Provision for Certain Tax Benefited Retirement Plans................ A-20
 Suspension of Payments................................................... A-21
 Ownership Rights......................................................... A-22
 Requests and Elections................................................... A-22
ADMINISTRATION CHARGES, CONTINGENT DEFERRED SALES CHARGE AND OTHER DEDUC-
 TIONS.................................................................... A-23
 Administration Contract Charges.......................................... A-23
 Mortality and Expense Risk Charge........................................ A-23
 Contingent Deferred Sales Charge......................................... A-24
 Premium Tax Charge....................................................... A-26
 Other Expenses........................................................... A-26
ANNUITY PAYMENTS.......................................................... A-27
 Election of Annuity...................................................... A-27
 Annuity Options.......................................................... A-27
 Amount of Variable Annuity Payments...................................... A-28
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS............................ A-29
FEDERAL INCOME TAX STATUS................................................. A-29
 Introduction............................................................. A-29
 Taxation of the Company.................................................. A-30
 Tax Status of the Contract............................................... A-30
 Taxation of Annuities.................................................... A-31
 Qualified Contracts...................................................... A-34
 Withholding.............................................................. A-37
 Possible Changes in Taxation............................................. A-38
 Other Tax Consequences................................................... A-38
 General.................................................................. A-38
VOTING RIGHTS............................................................. A-38
DISTRIBUTION OF CONTRACTS................................................. A-39

                                                                            PAGE
                                                                            ----
THE FIXED ACCOUNT.......................................................... A-39
 Contract Value and Fixed Account Transactions............................. A-39
YEAR 2000 COMPLIANCE ISSUES................................................ A-40
INVESTMENT PERFORMANCE INFORMATION......................................... A-40
 Standard Return........................................................... A-40
 Non-Standard Return....................................................... A-41
 Other Performance......................................................... A-41
FINANCIAL STATEMENTS....................................................... A-41
APPENDIX A: Consumer Tips.................................................. A-42
APPENDIX B: Contingent Deferred Sales Charge............................... A-43
APPENDIX C: Premium Tax.................................................... A-44
APPENDIX D: Average Annual Total Return.................................... A-45

               GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS

  We have tried to make this prospectus as understandable for you as possible. However, in explaining how the contract works, we have had to use certain terms that have special meanings. These terms are defined below:

  ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

  ACCUMULATION UNIT. An accounting device used to calculate the Contract Value before annuitization.


  ANNUITANT. The person on whose life the Contract is issued.

  ANNUITIZATION. Application of proceeds under the Contract to an annuity option on the Maturity Date or upon an earlier surrender of the Contract.

  ANNUITY UNIT. An accounting device used to calculate the dollar amount of annuity payments.

  BENEFICIARY. The person designated to receive Death Proceeds under a Contract if a Contract Owner (or Annuitant, if the Contract Owner is not owned by an individual) dies before annuitization of the Contract.






  CONTRACT YEAR. A twelve month period beginning with the date shown on your contract and with each Contract anniversary thereafter.

  DEATH PROCEEDS (PRIOR TO ANNUITIZATION). The amount we pay, prior to annuitization on receipt of due proof of the death of a Contract Owner (or the death of the annuitant if the Contract is not owned by an individual) and election of payment.


  FIXED ACCOUNT. A part of the Company's general account to which you can allocate net purchase payments. The Fixed Account provides guarantees of principal and interest.

  MATURITY DATE. The date on which annuity payments begin, unless you apply the Contract Value to an annuity payment option before then. The Maturity Date is the date when the older of the Contract Owner(s) and the Annuitant at his or her nearest birthday would be age 95 (or the maximum age permitted by state law, if less).

  PAYEE. Any person or entity entitled to receive payment, under the Contract, The term includes (i) an Annuitant, (ii) a Beneficiary or contingent Beneficiary who becomes entitled to death proceeds and (iii) on surrender or partial surrender of the Contract, the Contract Owner.

  VARIABLE ACCOUNT. A separate investment account of the Company, the New England Variable Annuity Separate Account. The Variable Account is divided into sub-accounts; each invests in shares of one Eligible Fund.

  VARIABLE ANNUITY. An annuity providing for income payments varying in amount to reflect the investment experience of a separate investment account.

                                  HIGHLIGHTS


TAX DEFERRED VARIABLE ANNUITIES:

  Earnings under variable annuities are usually not taxed until paid out. This tax treatment is intended to encourage you to save for retirement.

THE CONTRACT:

  The American Forerunner Series provides for variable payments that commence at the Maturity Date, or earlier if you choose to surrender and annuitize. Variable annuity payments fluctuate with the investment results of the Eligible Funds. (See "Annuity Payments.")

PURCHASE PAYMENTS:

  Currently, the minimum initial purchase payment is $10,000, and the minimum subsequent purchase payment is $250; however, exceptions may apply. We may limit the purchase payments you can make. In addition, you may not make a purchase payment (1) within four years before the Contract's Maturity Date (except under Contracts issued in Pennsylvania or New York), unless the initial purchase payment is $1,000,000 or more, or (2) after a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) reaches age
86. (See "Purchase Payments.")

OWNERSHIP:

  A purchaser may be an individual, employer, trust, corporation, partnership, custodian or any entity specified in an eligible employee benefit plan. A contract may have two owners (both of whom must be individuals). Subject to state approval, certain retirement plans qualified under the Internal Revenue Code ("the Code") may purchase the Contract. Tax-deferred arrangements, including qualified plans, purchasing the Contract--which also provides tax deferral on Contract Value--should carefully consider the costs and benefits of the Contracts, including annuity income benefits.

  For contract transactions, we rely on instructions from Contract Owners, whether a trustee or custodian of an eligible retirement plan or an individual owner.

INVESTMENT OPTIONS:

  You may allocate purchase payments net of certain charges to the sub-accounts or to the Fixed Account. You can allocate your contract value to a maximum of ten accounts (including the Fixed Account) at any time.

  You can change your purchase payment allocation. We believe that under current tax law you can transfer Contract Value between accounts without federal income tax. We reserve the right to limit transfers and charge a transfer fee. Currently, we do not charge a transfer fee or limit the number of transfers before annuitization; but we do apply special limits to "market-timing." (See "Transfer Privilege.") The minimum transfer amount (before annuitization) is currently $100. After variable annuity payments begin, you can make one transfer per year without our consent. Special limits apply to transfers to and from the Fixed Account. (See "The Fixed Account.") The maximum transfer amount is $500,000 for each transaction.

CHARGES:

  We apply the following charges to your Contract:

  . premium tax charge, in some states

  . mortality and expense risk charge equal to an annual rate of 1.00% of the Variable Accounts daily net assets

  . annual contract administration charge equal to the lesser of $30 and 2% of Contract Value

  . contingent deferred sales charge equal to a maximum of 4% of each purchase payment made, on certain full and partial surrenders and certain annuitization transactions.

  Certain waivers or reductions may apply. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions.")

  We do not deduct a sales charge from purchase payments.

TEN DAY RIGHT TO REVIEW:

  After you receive the Contract, you have ten days (more in some states) to return it to us or our agent for cancellation. We will return the Contract Value (or, in certain states, your purchase payments made).

PAYMENT ON DEATH:

  If a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) dies before annuitization, the Beneficiary receives a death benefit. The Contract has a minimum guaranteed death benefit equal to your purchase payments, adjusted for any previous surrenders. However, seven years after the issue date, and at each seven year interval until the Contract Owner's 76th birthday, the minimum guaranteed death benefit is recalculated to determine whether a higher (but never a lower) guarantee will apply. (Under a jointly owned Contract, this recalculation is made until the 71st birthday of the older Contract Owner.) Purchase payments immediately increase, and partial surrenders immediately decrease, your minimum guaranteed death benefit.

  Death Proceeds equal the greater of the minimum guaranteed death benefit and the current Contract Value, reduced by any outstanding loan plus accrued interest (and, in certain states, by a premium tax charge.) (See "Payment on Death Prior to Annuitization.")

SURRENDERS:

  Before annuitization you can send us a written request to surrender all or part of your Contract Value. After a partial surrender, the remaining Contract Value must be at least $2,500. Currently, a partial surrender must be at least $100. (Special rules apply if the Contract has a loan.) Federal tax laws penalize and may prohibit certain premature distributions from the Contract. (See "Federal Income Tax Status.")

  A Contingent Deferred Sales Charge will apply to certain full and partial surrenders and certain annuitization transactions. On full surrender, a pro rata portion of the annual administration contract charge (and, in some states, a premium tax charge) will be deducted.

  In any Contract Year, an amount may be surrendered without a Contingent Deferred Sales Charge (the "free withdrawal amount"). The free withdrawal amount is the greater of (1) 10% of Contract Value at the beginning of the Contract Year and (2) the excess of the Contract Value over purchase payments that are subject to the Contingent Deferred Sales Charge on the date of the surrender. (See "Surrenders" and "Contingent Deferred Sales Charge.")

_______________________________________________________________________________

                                 EXPENSE TABLE

  The purpose of the table and the examples below is to explain the various costs and expenses you will bear, directly or indirectly, as a Contract Owner. These are deducted from purchase payments, the Variable Account, or the Eligible Funds. In the examples following the table, we assume that you allocated your entire purchase payment to one Sub-account, with no transfers.

CONTRACT OWNER TRANSACTION EXPENSES(1)
    Sales Charge Imposed on Purchase Payments (as a percentage of
     purchase payments)..................................................    0%
    Maximum Contingent Deferred Sales Charge(2) (as a percentage of each
     purchase payment)...................................................    4%
    Transfer Fee(3)......................................................  $ 0
ANNUAL CONTRACT FEE
    Administration Contract Charge (per Contract)(4).....................  $30
SEPARATE ACCOUNT ANNUAL EXPENSES(5)
(as a percentage of average net assets)
    Mortality and Expense Risk Charge.................................... 1.00%
                                                                          ----
        Total Separate Account Annual Expenses........................... 1.00%

                            NEW ENGLAND ZENITH FUND

OPERATING EXPENSES FOR THE YEAR ENDED 12/31/98
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER CURRENT EXPENSE CAP OR EXPENSE DEFERRAL)(6)

                                   MORGAN
                         LOOMIS    STANLEY                 GOLDMAN
                         SAYLES INTERNATIONAL               SACHS   DAVIS   WESTPEAK
                         SMALL     MAGNUM     ALGER EQUITY MIDCAP  VENTURE   GROWTH
                          CAP      EQUITY        GROWTH     VALUE   VALUE  AND INCOME
                         SERIES    SERIES        SERIES    SERIES  SERIES    SERIES
                         ------ ------------- ------------ ------- ------- ----------
Management Fee.......... 1.00%       .90%         .75%      .75%    .75%      .70%
Other Expenses..........  --         .40%         .08%      .15%    .08%      .08%
                         -----      -----         ----      ----    ----      ----
  Total Series Operating
   Expenses............. 1.00%      1.30%         .83%      .90%    .83%      .78%

                                     SALOMON     BACK BAY  SALOMON   BACK BAY
                          LOOMIS     BROTHERS    ADVISORS  BROTHERS  ADVISORS             MFS
                          SAYLES  STRATEGIC BOND   BOND      U.S.     MONEY      MFS    RESEARCH
                         BALANCED OPPORTUNITIES   INCOME  GOVERNMENT  MARKET  INVESTORS MANAGERS
                          SERIES      SERIES      SERIES    SERIES    SERIES   SERIES*  SERIES*
                         -------- -------------- -------- ---------- -------- --------- --------
Management Fee..........   .70%        .65%        .40%      .55%      .35%     .75%      .75%
Other Expenses..........   .12%        .20%        .08%      .15%      .10%     .15%      .15%
                           ----        ----        ----      ----      ----     ----      ----
  Total Series Operating
   Expenses.............   .82%        .85%        .48%      .70%      .45%     .90%      .90%

--------

* The MFS Investors Series and MFS Research Managers Series reflect anticipated annual operating expenses for 1999. THESE SUB-ACCOUNTS ARE NOT YET AVAILABLE AS OF THE DATE OF THIS PROSPECTUS. CONSULT YOUR REGISTERED REPRESENTATIVE CONCERNING AVAILABILITY OF THESE SUB-ACCOUNTS.

EXAMPLE (NOTE: The examples below are hypothetical. Although we base them on the expenses shown in the expense tables above, the examples are not representations of past or future performance or expenses. Actual performance and/or expenses may be more or less than shown.(7)) For purchase payments allocated to each of the Series indicated:

  You would pay the following expenses on a $1,000 purchase payment assuming
   1) 5% annual return on the underlying New
   England Zenith Fund Series and 2) that you surrender your Contract or that you elect to annuitize under a period certain option for a specified period of less than 15 years, at the end of each time period (a contingent deferred sales charge will apply at the end of 1 year and 3 years):

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
     Loomis Sayles Small Cap...................  $58.02 $84.09  $110.53 $237.79
     Morgan Stanley International Magnum Equi-
      ty.......................................   60.90  92.96   125.67  268.22
     Alger Equity Growth.......................   56.38  79.02   101.84  220.11
     Goldman Sachs Midcap Value................   57.06  81.11   105.43  227.43
     Davis Venture Value.......................   56.38  79.02   101.84  220.11
     Westpeak Growth and Income................   55.91  77.53    99.27  214.84
     Loomis Sayles Balanced....................   56.29  78.72   101.33  219.05
     Salomon Brothers Strategic Bond Opportuni-
      ties.....................................   56.58  79.62   102.87  222.20
     Back Bay Advisors Bond Income.............   53.00  68.51    83.71  182.64
     Salomon Brothers U.S. Government..........   55.13  75.13    95.14  206.36
     Back Bay Advisors Money Market............   52.71  67.61    82.14  179.36
     MFS Investors.............................   57.06  81.11   105.43  227.43
     MFS Research Managers.....................   57.06  81.11   105.43  227.43

  You would pay the following expenses on a $1,000 purchase payment assuming
   1) 5% annual return on the underlying New
   England Zenith Fund Series and 2) that you do not surrender your Contract or that you elect to annuitize under a life contingency option, or under a period certain option for a minimum specified period of 15 years, at the end of each time period (no contingent deferred sales charge will apply)(8):

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
     Loomis Sayles Small Cap...................  $20.88 $64.44  $110.53 $237.79
     Morgan Stanley International Magnum Equi-
      ty.......................................   23.88  73.49   125.67  268.22
     Alger Equity Growth.......................   19.17  59.27   101.84  220.11
     Goldman Sachs Midcap Value................   19.87  61.40   105.43  227.43
     Davis Venture Value.......................   19.17  59.27   101.84  220.11
     Westpeak Growth and Income................   18.67  57.74    99.27  214.84
     Loomis Sayles Balanced....................   19.07  58.96   101.33  219.05
     Salomon Brothers Strategic Bond Opportuni-
      ties.....................................   19.37  59.88   102.87  222.20
     Back Bay Advisors Bond Income.............   15.64  48.54    83.71  182.64
     Salomon Brothers U.S. Government..........   17.86  55.30    95.14  206.36
     Back Bay Advisors Money Market............   15.34  47.62    82.14  179.36
     MFS Investors.............................   19.87  61.40   105.43  227.43
     MFS Research Managers.....................   19.87  61.40   105.43  227.43

--------
NOTES:

(1) Premium tax charges are not shown. They range from 0% (in most states) to 3.5% of Contract Value (or if applicable, purchase payments).

(2) The Contingent Deferred Sales Charge applies to each purchase payment except that no Contingent Deferred Sales Charge will apply if the initial purchase payment for a Contract is $1,000,000 or more. The Contingent Deferred Sales Charge declines by 1% annually over the first four year period the purchase payment is invested in the Contract until it reaches 0% for that purchase payment.

(3) We reserve the right to limit the number and amount of transfers and charge a transfer fee.

(4) This charge is not imposed after annuitization.

(5) These charges are not imposed on the Fixed Account.

(6) Total Series Operating Expenses are based on the amount of such expenses applied against assets at December 31, 1998, after giving effect to the applicable voluntary expense cap or expense deferral. For the Loomis Sayles Small Cap Series, Total Series Operating Expenses take into account a voluntary cap on expenses by New England Investment Management, Inc. ("NEIM" formerly TNE Advisers), the Series' investment adviser, which will bear all expenses that exceed 1.00% of average daily net assets. Absent this cap or any other expense reimbursement arrangement, Total Series Operating Expenses for the Loomis Sayles Small Cap Series for the year ended December 31, 1998 would have been 1.10%. Total Series Operating Expenses for the Goldman Sachs Midcap Value (formerly Loomis Sayles Avanti Growth), Westpeak Growth and Income, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series are after giving effect to a voluntary expense cap. For each of these Series, NEIM bears those expenses (other than the management fee) that exceed 0.15% of average daily net assets. For the eight other Series shown, the Total Series Operating Expenses are after giving effect to a voluntary expense deferral. As of May 1, 1998 the Goldman Sachs Midcap Value Series is subject to the voluntary expense deferral described below for the eight other Series shown, with an annual expense limit of .90% of net assets. Under the deferral, expenses which exceed a certain limit are paid by NEIM in the year they are incurred and transferred to the Series in a future year when actual expenses of the Series are below the limit. The limit on expenses for each of these Series is: 1.30% of average daily net assets for the Morgan Stanley International Magnum Equity Series; .90% of average daily net assets for the Alger Equity Growth and Davis Venture Value Series; .85% of average daily net assets for the Loomis Sayles Balanced and Salomon Brothers Strategic Bond Opportunities Series; .70% of average daily net assets for the Salomon Brothers U.S. Government Series; and .90% of average daily net assets for the MFS Investors and MFS Research Managers Series. Absent the expense deferral, Total Series Operating Expenses for these Series for the year ended December 31, 1998 would have been: 1.40% for Morgan Stanley International Magnum Equity Series and .77% for Salomon Brothers U.S. Government Series. Without the expense deferral arrangement, we estimate that Total Series Operating Expenses for the MFS Investors Series and MFS Research Managers Series for the year ended December 31, 1999 would be 1.04%, each, on an annualized basis. The expense cap and deferral arrangements are voluntary and may be terminated at any time. See the attached prospectus of the New England Zenith Fund for more complete information.
(7) In these examples, the average Administration Contract Charge of .06% has been used. (See (4), above.)

(8) If you subsequently withdraw the commuted value of amounts placed under any of these options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that would have been deducted when you originally applied the Contract proceeds to the option.

-------------------------------------------------------------------------------

                             HOW THE CONTRACT WORKS

                                                         DAILY DEDUCTION FROM
   PURCHASE PAYMENT             CONTRACT VALUE             VARIABLE ACCOUNT
 . You can make a             . You allocate              . We deduct a
   one-time                     payments to your            mortality and
   investment or                choice, within              expense risk
   establish an                 limits, of                  charge of 1.00%
   ongoing                      Eligible Funds              on an annualized
   investment                   and/or the Fixed            basis from the
   program, subject             Account.                    Contract Value
   to the Company's           . The Contract                daily.
   minimum and                  Value reflects
   maximum purchase             purchase
   payment                      payments,
   guidelines.                  investment                . Investment
                                experience,                 advisory fees and
  ADDITIONAL PAYMENTS           interest credited           operating
 . Generally may be             on Fixed Account            expenses are
   made at any time,            allocations,                deducted from
   (subject to                  partial                     Eligible Fund
   Company limits),             surrenders, loans           assets daily.
   but no purchase              and Contract
   payments allowed             charges.                  ANNUAL CONTRACT FEE
   (1) during the             . The Contract
   four years                   Value invested in         . We deduct a $30
   immediately                  the Eligible                Administration
   preceding the                Funds is not                Contract Charge
   Maturity Date                guaranteed.                 from the Contract
   (except under              . Earnings in the             Value in the
   Contracts issued             contract are free           Variable Account
   in Pennsylvania              of any current              on each
   or New York),                income taxes (see           anniversary while
   unless the                   page A-30).                 the Contract is
   initial purchase           . You may change              in-force, other
   payment is                   the allocation of           than under a
   $1,000,000 or                future payments,            Payment Option.
   more, or (2)                 within limits, at           (May be waived
   after a Contract             any time.                   for certain large
   Owner (or the              . Prior to                    Contracts.) We
   Annuitant, if not            annuitization,              deduct a pro rata
   owned in an                  you may transfer            portion on full
   individual                   Contract Value              surrender and at
   capacity) reaches            among accounts,             annuitization.
   age 86.                      currently free of
 . Minimum $250.                charge. (Special           SURRENDER CHARGE
                                limits apply to           . Consists of
         LOANS                  the Fixed Account           Contingent
 . Loans are                    and to situations           Deferred Sales
   available to                 that involve                Charge based on
   participants of              "market timing.")           purchase payments
   certain tax                . Contract Value              made (see pages
   qualified pension            may not be                  A-24 to A-26).
   plans (see page              allocated among
   A-20).                       more than ten             PREMIUM TAX CHARGE
                                accounts                  . Where applicable,
      SURRENDERS                (including the              We deduct a
 . Up to the greater            Fixed Account) at           premium tax
   of: 10% of the               any time.                   charge from the
   Contract Value at                                        Contract Value
   the beginning of           RETIREMENT BENEFITS           when annuity
   the Contract               . Lifetime income             benefits commence
   Year, and the                options.                    (or, in certain
   excess of the              . Fixed and/or                states, at the
   Contract Value               variable payout             earliest of: full
   over purchase                options.                    or partial
   payments that are          . Retirement                  surrender;
   subject to the               benefits may be             annuitization; or
   Contingent                   taxable.                    payment of the
   Deferred Sales             . Premium tax                 Death Proceeds
   Charge on the                charge may apply.           due to the death
   date of surrender                                        of a Contract
   can be withdrawn                                         Owner or, if
   each year without                                        applicable, of
   incurring a                                              the Annuitant).
   Contingent
   Deferred Sales                                         ADDITIONAL BENEFITS
   Charge, subject                                        . You pay no taxes
   to any applicable                                        on your
   tax law                                                  investment as
   restrictions.                                            long as it
 . Surrenders may be                                        remains in the
   taxable to the                                           Contract.
   extent of gain.                                        . You may surrender
 . Prior to age                                             the Contract at
   59 1/2 a 10% penalty                                     any time for its
   tax may apply. (A                                        Contract Value,
   25% penalty tax                                          less any
   may apply upon                                           applicable
   surrender from a                                         Contingent
   SIMPLE IRA within                                        Deferred Sales
   the first two                                            Charge, subject
   years.)                                                  to any applicable
 . Premium tax                                              tax law
   charge may apply.                                        restrictions.
                                                          . We may waive the
    DEATH PROCEEDS                                          Contingent
 . Guaranteed not to                                        Deferred Sales
   be less than your                                        Charge on
   total purchase                                           evidence of
   payments adjusted                                        terminal illness,
   for any prior                                            confinement to a
   surrenders or                                            nursing home, or
   outstanding loans                                        permanent and
   (and, where                                              total disability,
   applicable, net                                          if this benefit
   of premium tax                                           is available in
   charges).                                                your state.
 . Death proceeds
   may be taxable.
 . Premium tax
   charge may apply.

                                  THE COMPANY

  We were organized as a stock life insurance company in Delaware in 1980 and are authorized to operate in all states, the District of Columbia and Puerto Rico. Formerly we were a wholly-owned subsidiary of New England Mutual Life Insurance Company. On August 30, 1996, Metropolitan Life Insurance Company ("Metlife") bought New England Mutual Life Insurance Company. MetLife became the parent of New England Variable Life Insurance Company which changed its name to "New England Life Insurance Company," (the "Company") and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. Our Home office is at 501 Boylston Street, Boston, Massachusetts 02116.

  We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                             THE VARIABLE ACCOUNT

  We established a separate investment account, New England Variable Annuity Separate Account ("the Variable Account") under Delaware law on July 1, 1994, to hold the assets backing the Contracts. When the Company changed its domicile to Massachusetts on August 30, 1996, the Variable Account became subject to Massachusetts law. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940.The Variable Account may be used to support other variable annuity contracts besides the Contracts. The other contracts may have different charges, and provide different benefits.

  The assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors.The income and realized and unrealized capital gains or losses of the Variable Account are credited to or charged against the Variable Account and not to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.

  We allocate your purchase payments to the sub-accounts that you elect. If you allocate purchase payments to the Variable Account, the value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund (a mutual fund) in which your selected sub-accounts invests. We do not guarantee the investment performance of the Variable Account. You bear the full investment risk for all amounts allocated to the Variable Account.

                      INVESTMENTS OF THE VARIABLE ACCOUNT

  We will allocate your purchase payments to the sub-accounts investing in one or more of the Eligible Funds you chose, which are listed below. No sales charge will apply at the time the payment is made. You may change your selection of Eligible Funds for future purchase payments at any time free of charge. (See "Requests and Elections.") You can transfer to or from any Eligible Fund, subject to certain conditions. (See "Transfer Privilege.") You may allocate your Contract Value among no more than 10 Accounts (including the Fixed Account) at any one time. We reserve the right to add or remove Eligible Funds from time to time. See "Substitution of Investments."

  Certain Eligible Funds have investment objectives and policies similar to other funds that may be managed by the same subadviser. The performance of the Eligible Funds, however, may be higher or lower than the other funds. We make no representation that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same subadviser.

  LOOMIS SAYLES SMALL CAP SERIES

  The Loomis Sayles Small Cap Series investment objective is long-term capital growth from investments in common stocks or their equivalent.

  MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES (FORMERLY DRAYCOTT INTERNATIONAL EQUITY SERIES)

  The Morgan Stanley International Magnum Equity Series investment objective is long-term capital appreciation through investment primarily in international equity securities. In addition to the risks associated with equity securities generally, foreign securities present additional risks.

  ALGER EQUITY GROWTH SERIES

  The Alger Equity Growth Series investment objective is long-term capital appreciation.

  GOLDMAN SACHS MIDCAP VALUE SERIES (FORMERLY LOOMIS SAYLES MIDCAP VALUE
  SERIES)

  The Goldman Sachs Midcap Value Series investment objective is long-term capital appreciation.

  DAVIS VENTURE VALUE SERIES (FORMERLY VENTURE VALUE SERIES)

  The Davis Venture Value Series investment objective is growth of capital.

  WESTPEAK GROWTH AND INCOME SERIES (FORMERLY WESTPEAK VALUE GROWTH SERIES)

  The Westpeak Growth and Income Series investment objective is long-term return through investment in equity securities.

  LOOMIS SAYLES BALANCED SERIES

  The Loomis Sayles Balanced Series investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

  SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

  The Salomon Brothers Strategic Bond Opportunities Series investment objective is a high level of total return consistent with preservation of capital.

  BACK BAY ADVISORS BOND INCOME SERIES

  The Back Bay Advisors Bond Income Series investment objective is a high level of current income consistent with protection of capital.

  SALOMON BROTHERS U.S. GOVERNMENT SERIES

  The Salomon Brothers U.S. Government Series investment objective is a high level of current income consistent with preservation of capital and maintenance of liquidity.

  BACK BAY ADVISORS MONEY MARKET SERIES

  The Back Bay Advisors Money Market Series investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

  The following two Eligible Funds of the Variable Account are NOT yet available as of the date of this prospectus. We anticipate that they will become available on or before July 1, 1999. Availability of these Eligible Funds will also be subject to any necessary state insurance department approval. You should consult with your registered representative for current information about the availability of these Eligible Funds.

  MFS INVESTORS SERIES

  The MFS Investors Series investment objective is reasonable current income and long-term growth of capital and income.

  MFS RESEARCH MANAGERS SERIES

  The MFS Research Managers Series investment objective is long-term growth of capital.

INVESTMENT ADVICE

  New England Investment Management, Inc. (previously TNE Advisers, Inc.), an indirect, wholly-owned subsidiary of the Company, serves as investment adviser for the Eligible Funds. Each of the Eligible Funds also has a subadviser, each of which is registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

SERIES                    SUB-ADVISER
------                    -----------
Back Bay Advisors Bond
 Income Series........... Back Bay Advisors, L.P.*
Back Bay Advisors Money
 Market Series........... Back Bay Advisors, L.P.*
Westpeak Growth and
 Income Series........... Westpeak Investment Advisors, L.P.*
Loomis Sayles Small Cap
 Series.................. Loomis Sayles & Company, L.P.*
Loomis Sayles Balanced
 Series.................. Loomis Sayles & Company, L.P.*
Morgan Stanley
 International Magnum
 Equity Series........... Morgan Stanley Dean Witter Investment Management Inc.
Alger Equity Growth
 Series.................. Fred Alger Management, Inc.
Goldman Sachs Midcap
 Value Series............ Goldman Sachs Asset Management**
Davis Venture Value
 Series.................. Davis Selected Advisers, L.P.***
Salomon Brothers U.S.
 Government Series....... Salomon Brothers Asset Management Inc.
Salomon Brothers
 Strategic Bond
 Opportunities****....... Salomon Brothers Asset Management Inc.
MFS Investors Series..... Massachusetts Financial Services Company
MFS Research Managers
 Series.................. Massachusetts Financial Services Company

--------

   * An affiliate of New England Life Insurance Company.

  ** The Goldman Sachs Midcap Value Series' subadviser was Loomis Sayles &
     Company, L.P., until May 1, 1998 when Goldman Sachs Asset Management became the subadviser.

 *** Davis Selected Advisers may delegate any of its responsibilities to Davis
     Selected Advisers--NY, Inc., a wholly owned subsidiary of Davis Selected.

**** The Salomon Brothers Strategic Bond Opportunities Series also receives certain investment subadvisory services from Salomon Brothers Asset Management Limited, a London based affiliate of Salomon Brothers Asset Management Inc.

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Westpeak Growth and Income Series, Goldman Sachs Midcap Value Series and Loomis Sayles Small Cap Series, New England Investment Management (formerly TNE Advisers, Inc.) became the adviser on May 1, 1995. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Dean Witter Investment Management (formerly Morgan Stanley Asset Management) became the sub-adviser.

  Each of the Eligible Funds is a Series of the New England Zenith Fund (the "Zenith Fund"). The attached Zenith Fund prospectus contains more complete information on each Series. You should read that prospectus carefully before investing. The Zenith Fund's Statement of Additional Information, also contains more information on each Series. You may obtain the Statement of Additional Information free of charge by writing to New England Securities, 399 Boylston St., Boston, Massachusetts, 02116 or telephoning 1-800-356-5015 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

SUBSTITUTION OF INVESTMENTS

  If investment in the Eligible Funds or a particular Series is no longer possible or in our judgment becomes inappropriate for the purposes of the Contract, we may substitute another Eligible Fund or Funds without your consent. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission.

                               GUARANTEED OPTION

  You may allocate purchase payments to the Fixed Account. The Fixed Account is part of our general account and offers a guaranteed interest rate. (See "The Fixed Account" for more information.)

                                 THE CONTRACTS

  We will issue the Contract to individuals through the age of 85 (except in New York & Pennsylvania where the issue age is 84). We will issue the Contract to joint contract owners through the age of 80 (based on the older contract owner).

PURCHASE PAYMENTS

  Currently the minimum initial purchase payment is $10,000 and the minimum subsequent purchase payment is $250. We may limit purchase payments made under a Contract. Currently, we may refuse any purchase payment that would cause your Contract Value, including the value of all other Contracts you may own with us to exceed $1,000,000. We will not accept a purchase payment that would cause your Contract Value, including the value of all other contracts you may own with us, to exceed $5,000,000. We may limit purchase payments under a flexible purchase payment contract to three times the amount shown in the application for any given Contract year.

  NO PURCHASE PAYMENTS MAY BE MADE (1) WITHIN FOUR YEARS PRIOR TO THE CONTRACT'S MATURITY DATE (EXCEPT UNDER CONTRACTS ISSUED IN PENNSYLVANIA OR NEW
YORK), UNLESS THE INITIAL PURCHASE PAYMENT IS $1,000,000 OR MORE, OR (2) AFTER A CONTRACT OWNER (OR THE ANNUITANT, IF THE CONTRACT IS NOT OWNED IN AN INDIVIDUAL CAPACITY) REACHES AGE 86.

  When we receive your completed application (information) and initial purchase payment, within two business days we will issue your Contract. The Contract Date is the date shown on your Contract. If you are making an exchange from another annuity, we will not issue a new Contract until we receive the cash proceeds from the other annuity. We will contact you if the application is incomplete and we need additional information. We will return initial purchase payments if this process is not completed within five business days unless you agree otherwise. We reserve the right to reject any application.

TEN DAY RIGHT TO REVIEW

  Within 10 days (or more where required by applicable state insurance law) after you receive your Contract you may return it to us or our agent for cancellation. Upon cancellation of the Contract, we will return to you the Contract Value. If required by the insurance law or regulations of the state in which your Contract is issued, however, we will refund all purchase payments made.

ALLOCATION OF PURCHASE PAYMENTS

  You may allocate your purchase payments to the Fixed Account, and to the Eligible Funds, up to a maximum of ten accounts. We convert your purchase payments, allocated to the Eligible Funds, to a unit of interest known as an Accumulation Unit. The number of Accumulation Units credited to the Contract is determined by dividing the purchase payment by the Accumulation Unit Value for the selected sub-accounts at the end of the valuation day we receive your purchase payment at our Home Office.

CONTRACT VALUE AND ACCUMULATION UNIT VALUE

  We determine the value of your Contract by multiplying the number of Accumulation Units credited to your Contract by the appropriate Accumulation Unit Values. The Accumulation Unit Value of each sub-account depends on the net investment experience of its corresponding Eligible Fund and reflects the deduction of all fees and expenses.

  The Accumulation Unit Value of each sub-account was initially set at $1.00. We determine the Accumulation Unit Value by multiplying the most recent Accumulation Unit Value by the net investment factor for that day. The net investment factor for any sub-account reflects the change in net asset value per share of the corresponding Eligible Fund as of the close of regular trading on the New York Stock Exchange from the net asset value most recently determined, the amount of dividends or other distributions made by that Eligible Fund since the last determination of net asset value per share, and daily deductions for the Mortality and Expense Risk Charge, equal, on an annual basis, to 1.00% of the average daily net asset value of the sub-account. The net investment factor may be greater or less than one. We describe the formula for determining the net investment factor under the caption "Net Investment Factor" in the Statement of Additional Information.

  If you select the Fixed Account option, the total Contract Value includes the amount of Contract Value held in the Fixed Account. (See "The Fixed Account.") If you have a loan under your Contract, the Contract Value also includes the amount of Contract Value transferred to our general account (but outside of the Fixed Account) due to the loan and any interest credited on that amount. We will credit interest earned on the amount held in the general account due to the loan at least annually to the sub-accounts you selected on the application. (See "Loan Provision for Certain Tax Benefited Retirement Plans.")

PAYMENT ON DEATH PRIOR TO ANNUITIZATION

  Prior to annuitization, your Contract's Death Proceeds will be payable to your Beneficiary if we receive due proof of the death of: (1) you as Contract Owner; (2) the first Contract Owner to die, if your Contract has joint owners; or (3) the Annuitant, if your Contract is not owned in an individual capacity. (If there is no named Beneficiary under a joint Contract, the Death Proceeds will be paid to the surviving Contract Owner.)

  The Contract's Death Proceeds at any time will be the greater of:

    (1) the current Contract Value (next determined after we receive due proof of death or if later an election to continue the Contract or to receive payment(s)) and;

    (2) the minimum guaranteed death benefit.

  During the first seven years of your Contract the minimum guaranteed death benefit is equal to your purchase payments adjusted for any partial surrenders. Partial surrenders will decrease the minimum guaranteed death benefit by the percentage of Contract Value being withdrawn. On the seventh anniversary of your Contract and on each seven year anniversary thereafter, until your 76th birthday or 71st birthday of the oldest joint owner, the minimum guaranteed death benefit is equal to the larger of:

    (1) the minimum guaranteed death benefit that applied to your Contract prior to the recalculation;

    (2) the Contract Value on the date of recalculation.

The new minimum guaranteed death benefit (plus any subsequent purchase payments, and adjusted for any subsequent surrenders), applies to your Contract until the next recalculation (seventh anniversary) date, or until you make a purchase payment or surrender.

 EXAMPLE: Assume that we issue your Contract with a $10,000 purchase payment on 5/1/98. No further purchase payments are made and, during the first seven Contract Years, no partial surrenders are made. During the first seven Contract Years, the minimum guaranteed death benefit is $10,000. Assume that on the Contract Anniversary on 5/1/05, the Contract Value is $25,000. The minimum guaranteed death benefit is reset on that date to $25,000.

        Assume that the Contract Value increases to $27,000 by 1/1/06, and that you request a partial surrender of 20% of your Contract Value, or $5,400, on that date. The minimum guaranteed death benefit immediately following the partial surrender is $20,000 [$25,000-.20($25,000)].

        Assume that on 6/15/06 the Contract Value has decreased to $18,000. The minimum guaranteed death benefit remains at $20,000 and the Death Proceeds payable on 6/15/06 are $20,000.


  Options for Death Proceeds. For non-tax qualified plans, the Code requires that if the Contract Owner (or, if applicable, Annuitant) dies prior to annuitization, we must pay Death Proceeds within 5 years from the date of death or apply the Death Proceeds to a payment option to begin within one year, but not to exceed the life expectancy of the beneficiary. We will pay the Death Proceeds, reduced by the amount of any outstanding loan plus accrued interest and by any applicable premium tax charge, in a lump sum or apply them to provide one or more of the fixed or variable methods of payment available (see "Annuity Options"). (Certain annuity payment options are not available for the Death Proceeds.) You may elect the form of payment during your lifetime (or during the Annuitant's lifetime, if the Contract is not owned by an individual). This election, particularly for Contracts issued in connection with retirement plans qualifying for tax benefited treatment, is subject to any applicable requirements of Federal tax law.

  If you have not elected a form of payment, your Beneficiary has 90 days after we receive due proof of death to make an election. Whether and when such an election is made could affect when the Death Proceeds are deemed to be received under the tax laws.

  The Beneficiary may: (1) receive payment in a single sum; (2) receive payment in the form of certain annuity payment options that begin within one year of the date of death; or (3) if eligible, continue the Contract under the Beneficiary Continuation provision or the Spousal Continuation provision, as further described below. IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, AND THE BENEFICIARY IS ELIGIBLE FOR EITHER THE BENEFICIARY CONTINUATION OR THE SPOUSAL CONTINUATION PROVISION, WE WILL CONTINUE THE CONTRACT UNDER THE APPLICABLE PROVISION.

  There are comparable rules for distributions on the death of the Annuitant under tax qualified plans. However, if the Beneficiary under a tax qualified Contract is the Annuitant's spouse, tax law generally allows distributions to begin by the year in which the Annuitant would have reached age 70 1/2 (which may be more or less than five years after the Annuitant's death). See "Qualified Contracts--Distributions from the Contract."

  If you (or, if applicable, the Annuitant) die on or after annuitization, the remaining interest in the Contract will be distributed as quickly as under the method of distribution in effect on the date of death.

  --BENEFICIARY CONTINUATION

  Since tax law requires that Death Proceeds be distributed within five years after the death of the Contract Owner (or, if applicable, the Annuitant), the Beneficiary Continuation provision permits a Beneficiary to keep the Death Proceeds in the Contract and to continue the Contract for a period ending five years after the date of death. The Death Proceeds must meet our published minimum (currently $10,000) in order for the Contract to be continued by any Beneficiary.

  IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, WE WILL CONTINUE THE CONTRACT UNDER THE BENEFICIARY CONTINUATION PROVISION FOR A PERIOD ENDING FIVE YEARS AFTER THE DATE

OF DEATH. IF BENEFICIARY CONTINUATION IS NOT AVAILABLE BECAUSE THE BENEFICIARY'S SHARE OF THE DEATH PROCEEDS DOES NOT MEET OUR PUBLISHED MINIMUM, HOWEVER, WE WILL PAY THE DEATH PROCEEDS IN A SINGLE SUM UNLESS THE BENEFICIARY ELECTS AN ANNUITY PAYMENT OPTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH.

  The Death Proceeds become the Contract Value on the date of the continuation and are allocated among the accounts in the same proportion as they had been prior to the continuation. In addition, the Beneficiary will have the right to make transfers and fully or partially surrender his or her portion of the Contract Value, but may not make further purchase payments, take loans, or exercise the dollar cost averaging feature. No minimum guaranteed death benefit amount or Contingent Deferred Sales Charge will apply. Five years from the date of death of the Contract Owner (or, if applicable, the Annuitant), we will pay the Beneficiary's Contract Value to the Beneficiary. If the Beneficiary dies during that five year period, the Beneficiary's death benefit is the Contract Value on the date when we receive due proof of death.

  --SPECIAL OPTIONS FOR SPOUSES

  Under the Spousal Continuation provision, the Contract may be continued after your death prior to annuitization in certain situations: if a Contract has spousal joint owners who are also the only Beneficiaries under the Contract, or if only one spouse is the Contract Owner (or, if applicable, the Annuitant) and the other spouse is the primary Beneficiary. In either of these situations, the surviving spouse may elect, within 90 days after we receive due proof of your death:

    (1) to receive the Death Proceeds either in one sum or under a permitted payment option;

    (2) to continue the Contract under the Beneficiary Continuation provision; or

    (3) to continue the Contract under the Spousal Continuation provision with the surviving spouse as the Contract Owner (or, if applicable, the Annuitant).

  IF THE SURVIVING SPOUSE DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, WE WILL AUTOMATICALLY CONTINUE THE CONTRACT UNDER THE SPOUSAL CONTINUATION PROVISION IF OUR RULES PERMIT, AND THE SURVIVING SPOUSE WILL NOT BE ABLE TO RECEIVE THE DEATH PROCEEDS AT THAT TIME. The terms and conditions of the Contract that applied prior to the death will continue to apply, with certain exceptions described in the Contract.

  If a loan exists at the time the Contract Owner (or, if applicable, Annuitant) dies, and the Contract is continued under the Spousal Continuation provision, the amount of the outstanding loan plus accrued interest will be treated as a taxable distribution from the Contract to the deceased Contract Owner, and the Contract Value will be reduced accordingly.


TRANSFER PRIVILEGE

  Currently, you may transfer your Contract Value among sub-accounts and/or the Fixed Account without incurring federal income tax consequences. It is not clear, however, whether the Internal Revenue Service will limit the number of transfers between sub-accounts and/or the Fixed Account. See "Tax Status of the Contract--Diversification."

  Transfers During the Accumulation Phase. We currently do not charge a transfer fee or limit the number of transfers. We reserve the right to limit transfers and to charge a transfer fee. If we do change our policy, we will notify you in advance. Currently we allow a maximum of $500,000 and a minimum of $100 for each transfer. (If a sub-account contains less than $100, that full amount may be transferred to a sub-account in which you already invested, or you may transfer in combination with Contract Value from another sub-account so that the total transferred to the new sub-account is at least $100.)

  Transfers During Annuity Phase. Currently, you may only make one transfer per contract year. The same maximum and minimum amounts described above will apply. You may not transfer to the Fixed Account if you are receiving payments under a variable payment option. No transfers are allowed if you are receiving payments under a fixed payment option.

  We will treat as one transfer all transfers requested by you on the same day for all Contracts you own. For multiple transfers requested on the same day, which exceed the $500,000 maximum, we will not execute any amount of the transfer. We will make transfers at the Accumulation Unit Values next determined after we receive your request.

  For transfers that we determine are based on "market-timing" (e.g., transfers under different Contracts that are being requested under Powers of Attorney with a common attorney-in-fact or that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer), we will allow one transfer every 30 days. Each transfer is subject to a $500,000 maximum. We will treat as one transfer all transfers requested under different Contracts that are being requested under Powers of Attorney with a common attorney-in-fact or that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer. If we process a transfer under one such Contract and, within the next 30 days, a transfer request for another Contract is determined by us to be related we will not process the second transfer request.

  The above limitations on transfers that we determine to be based on market-timing do not apply to Contracts issued in New York. In New York as in all other states, however, transfers can be made under Powers of Attorney only with our consent.

  We will notify you, in advance, if we change the above transfer provisions.

  See "Requests and Elections" for information regarding transfers made by written request and by telephone.

  For special rules regarding transfers involving the Fixed Account, see "The Fixed Account." We limit transfers out of the Fixed Account as to amount. Special limits may apply on purchase payments and amounts transferred into the Fixed Account. See the Statement of Additional Information.

  We may distribute your Contract Value among no more than 10 Accounts (including the Fixed Account) at any time. We will not process transfer requests not complying with this rule.

DOLLAR COST AVERAGING

  We offer an automated transfer privilege called dollar cost averaging. Under this feature you may request that we transfer an amount of your Contract Value on the same day each month, prior to annuitization, from any one account of your choice to one or more of the other accounts (including the Fixed Account, subject to the limitations on transfers out of the Fixed Account). You may not allocate Contract Value to more than 10 accounts, including the Fixed Account, at any time. We currently restrict the amount of Contract Value which you may transfer from the Fixed Account. We allow one dollar cost averaging program to be active at a time. Currently, you must transfer a minimum of $100 to each account that you select under this feature. If we impose a transfer fee, we may count transfers made under the dollar cost averaging program against the number of transfers per year allowed free of charge. You may cancel your use of the dollar cost averaging program at any time prior to the monthly transfer date. (See Appendix A for more information about Dollar Cost Averaging and the Statement of Additional Information for more information on Dollar Cost Averaging and the Fixed Account.)

  Guaranteed Account. To the extent allowed by state law, we may credit an interest rate different from the current Fixed Account rate, to initial and/or subsequent payments which you allocate to any Guaranteed Account we establish for the purpose of dollar cost averaging. The Guaranteed Account is part of our general account. Amounts in a Guaranteed Account are subject to the following limitations.

  . Only initial or subsequent payments--not Contract Value-- can be allocated to a Guaranteed Account.

  . Certain rules and limitations may apply to the purchase payments you can allocate.

  . Amounts in a Guaranteed Account cannot be used as collateral for a loan.

  . At the end of the Guarantee Period (currently anticipated to be six or twelve months), any amounts remaining will be transferred to other accounts, based on the allocation in effect for future net purchase payments.

  Contact your agent for more information.

SURRENDERS

  Before annuitization, you may surrender (withdraw) all or part of your Contract Value. You may receive the proceeds in cash or apply them to a payment option. The proceeds you receive will be the Contract Value reduced by the following amounts:

  . any applicable Contingent Deferred Sales Charge;

  . a pro rata portion of the Administration Contract Charge (on a full surrender only);

  . a premium tax charge (in certain states only); and

  . any outstanding loan plus accrued interest (on a full surrender only).

See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" and "Loan Provision for Certain Tax Benefited Retirement Plans" for a description of these charges and when they apply.

  Restrictions. Federal tax laws, laws relating to employee benefit plans, or the terms of benefit plans for which the Contracts may be purchased may restrict your right to surrender the Contract.

  . The Optional Retirement Program of the University of Texas System does not permit surrenders prior to the plan participant's death, retirement, or termination of employment in all Texas public institutions of higher education.

  . Federal tax laws impose penalties on certain premature distributions from the Contracts. Full and partial surrenders and systematic withdrawals prior to age 59 1/2 may be subject to a 10% penalty tax (and 25% in the case of a withdrawal from a SIMPLE IRA within the first two years). (See "Federal Income Tax Status.")

  Because a surrender may result in adverse tax consequences, you should consult a qualified tax advisor before making the surrender. (See "Federal Income Tax Status--Qualified Contracts.")

  How to surrender.

  . You must submit a request to our Home Office. (See "Requests and Elections.")

  . You must provide satisfactory evidence of terminal illness, confinement to a nursing home or permanent and total disability if you would like to have the Contingent Deferred Sales Charge waived. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions.")

  . You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed on them).

  . We have to receive your surrender request in our Home Office prior to the Maturity Date or Contract Owner's death.

  We will normally pay surrender proceeds within seven days after receipt of a request at the Home Office, but we may delay payment, by law, under certain circumstances. (See "Suspension of Payments.")

  Amount of Surrender. We will base the amount of the surrender proceeds on the Accumulation Unit Values that are next computed after we receive the completed surrender request at our Home Office. However, if you choose to apply the surrender proceeds to a payment option, we will base the surrender proceeds on Accumulation Unit Values calculated on a later date if you so specify in your request. The amount of a partial surrender is a minimum of $100 unless we request otherwise. After a partial surrender, your remaining Contract Value must be at least $2,500, unless we consent to a lower amount. If your Contract is subject to an outstanding loan, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $2,500, whichever is greater (unless we consent to a lesser amount). Otherwise, at your option, either we will reduce the amount of the partial surrender or we will treat the transaction as a full surrender that is subject to the full amount of any applicable Contingent Deferred Sales Charge. A partial surrender will reduce your Contract Value in the sub-accounts and Fixed Account in proportion to the amount of your Contract Value in each, unless you request otherwise.

SYSTEMATIC WITHDRAWALS

 Under the Systematic Withdrawal feature you may withdraw a portion of your Contract Value automatically on a monthly basis prior to annuitization. Each month either a fixed dollar amount (which you can change periodically) or the investment gain in the Contract may be withdrawn. If you elect to withdraw the investment gain only, we will not permit loans. Conversely, if you have a loan, you will not be able to elect the investment gain only option under the Systematic Withdrawal feature. Currently a withdrawal must be a minimum of $100. If you choose to have the investment gain withdrawn and it is less than $100 for a month, no withdrawal will be made that month. We reserve the right to change the required minimum monthly withdrawal amount. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, we will process the withdrawal on the next business day. The Contingent Deferred Sales Charge will apply to amounts you receive under the Systematic Withdrawal program in the same manner as it applies to other partial surrenders and surrenders of Contract Value. (See "Contingent Deferred Sales Charge.")

  If you make a partial surrender or a purchase payment at the same time that you are having the investment gain withdrawn under the Systematic Withdrawal feature, we will cancel the Systematic Withdrawal effective as of the next monthly withdrawal date. However, at your option, we will resume Systematic Withdrawals the following month. We will adjust the amount of the Systematic Withdrawals to reflect the purchase payment or partial surrender.

  If you continue to make purchase payments under the Contract while you are making Systematic Withdrawals you could incur any applicable Contingent Deferred Sales Charge on the withdrawals at the same time that you are making the new purchase payments. However, no Contingent Deferred Sales Charge will apply if you are having the investment gain (rather than a fixed dollar amount) withdrawn.

  The Federal tax laws may include systematic withdrawals in your gross income in the year in which you receive the withdrawal amount and will impose a penalty tax of 10% on certain systematic withdrawals which are premature distributions. The application for the systematic withdrawal program sets forth additional terms and conditions.

LOAN PROVISION FOR CERTAIN TAX BENEFITED RETIREMENT PLANS

  Contract loans are available to participants under tax-exempt organizations pursuant to section 403(b) of the Code ("TSA Plans") that are not subject to ERISA and to trustees of Qualified Plans (including those subject to ERISA). Availability of Contract loans is subject to state insurance department approval. The minimum loan amount is $1,000.

  For more information on tax and ERISA rules relating to loans, please see "Federal Income Tax Status" in this prospectus. We strongly encourage you to discuss the tax and ERISA implications of loans with a qualified tax advisor.


  We will not permit more than one loan at a time on any Contract except where State regulators require otherwise. Additional limits apply to qualified loans. Please see your plan administrator and/or refer to your contract for details.

  When you take out a loan we will transfer a portion of your Contract Value equal to the amount of the loan to our general account. This portion of Contract Value will earn interest (which is credited to your Contract), currently at the effective rate of 4 1/2% per year. We will credit this earned interest to your Contract's sub-accounts (and, to the Fixed Account) annually in accordance with your previous allocation instructions.

  Under current rules, interest charged on the loan will be 6 1/2% per year. Depending on our interpretation of applicable law and on our administrative procedures, the interest rates charged and earned on loaned amounts may be changed (for example, to provide for a variable interest rate) with respect to new loans made. Because the amount moved to the general account as a result of the loan does not participate in the Variable Account's investment experience, a Contract loan can have a permanent effect on your Contract Value and Death Proceeds.

  You must repay loans within 5 years except for certain loans used for the purchase of a principal residence, (which must be repaid within 20 years). We will require repayment of the principal amount and interest on the loan in equal monthly installments under our repayment procedures. Contract loans are subject to applicable retirement program laws and their taxation is determined under the Code.

  Under current practice, if a Contract loan installment repayment is not made we may (unless restricted by law) make a full or partial surrender of the Contract in the amount of the unpaid installment repayment on the Contract loan. If there is a default on the Contract loan, we may make a full or partial surrender in an amount equal to the outstanding loan balance (plus any applicable Contingent Deferred Sales Charge and Administration Contract Charge in each case). For more information, please refer to "Tax Treatment of Loans" in this prospectus.

  If you have a loan you may not be able to make any partial surrenders. After any partial surrender, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $1,000, whichever is greater (unless we consent to a lesser amount). If a partial surrender by us to enforce the loan repayment schedule would reduce the unloaned Contract Value below this amount, we reserve the right to surrender your entire Contract and apply the Contract Value to the Contingent Deferred Sales Charge, the Administration Contract Charge and the amount owed to us under the loan. If at any time an excess Contract loan exists (that is, the Contract loan balance exceeds the Contract Value), we have the right to terminate your Contract.

  Unless you request otherwise, Contract loans will reduce the amount of the Contract Value in the accounts in proportion to the Contract Value in each account. If any portion of the Contract loan was attributable to Contract Value in the Fixed Account, then you will have to allocate an equal portion of each loan repayment to the Fixed Account. (For example, if 50% of the loan was attributable to your Fixed Account Contract Value, then 50% of each loan repayment will be allocated to the Fixed Account). Unless you request otherwise, we will allocate a repayment to the sub-accounts in the same proportions to which the loan was attributable to the sub-accounts.

  We will reduce the amount of your death proceeds, the amount payable upon surrender of your Contract and the amount applied on the Maturity Date to provide annuity payments by the amount of any outstanding Contract loan plus accrued interest. In these circumstances, the amount of the outstanding Contract loan plus accrued interest generally will be taxed as a taxable distribution.

  We will provide further information regarding loans upon request.

SUSPENSION OF PAYMENTS

  We reserve the right to suspend or postpone the payment of any amounts due under the Contract or transfers of Contract Values between sub-accounts or to the Fixed Account when permitted under applicable Federal laws, rules and regulations. Current Federal law permits such suspension or postponement if:
(a) the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) an emergency exists so that it is not practical to dispose of securities held in the Variable Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of securities holders.

OWNERSHIP RIGHTS

  During the Annuitant's lifetime, all rights under the Contract belong solely to you as the Contract Owner unless otherwise provided.

  These rights include the right to:

  . change the Beneficiary

  . assign the Contract (subject to limitations)

  . change the payment option

  . exercise all other rights, benefits, options and privileges allowed by the Contract or us.

  For individually owned Contracts where the Contract Owner and Annuitant are not the same, the Contract Owner must be the Contingent Annuitant. This person becomes the Annuitant under your Contract if the Annuitant dies prior to annuitization. Under a jointly owned Contract, if the Annuitant is not one of the Contract Owners, then one Contract Owner must be the Contingent Annuitant. You cannot change the Contingent Annuitant after the death of the Annuitant. If you use a Contract to fund an IRA or TSA Plan, the Contract Owner must be the Annuitant, and we will not allow a Contingent Annuitant. If you transfer ownership of the Contract under an ERISA "Pension Plan" to a non-spousal beneficiary, you may need spousal consent.

  Qualified Plans and certain TSA Plans and IRAs with sufficient employer involvement are deemed to be "Pension Plans" under ERISA and may, therefore, be subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from annuity contracts purchased by a Pension Plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements which are not enumerated in your Contract. You should consider carefully the tax consequences of the purchase of the Contracts by Pension Plans.

  Contracts offered by the prospectus which we designed to qualify for the favorable tax treatment described below under "Federal Income Tax Status" contain restrictions on transfer or assignment, reflecting requirements of the Code which must be satisfied in order to assure continued eligibility for such tax treatment. In accordance with such requirements, ownership of such a Contract may not be changed and the Contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose except under some limited circumstances. A Contract Owner contemplating a sale, assignment or pledge of the Contract should carefully review its provisions and consult a qualified tax advisor.

  If your Contract is used in connection with deferred compensation plans or retirement plans not qualifying for favorable Federal tax treatment, such plans may also restrict the exercise of your rights. You should review the provisions of any such plan.

REQUESTS AND ELECTIONS

  Requests for sub-account transfers or reallocation of future purchase payments may be made:

  . By Telephone (1-800-435-4117), between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time.

  . Through your Registered Representative

  . In writing to our Home Office, or

  . By fax (617-578-5412)

  We will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions.

As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Home Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or election.

                      ADMINISTRATION CHARGES, CONTINGENT
                  DEFERRED SALES CHARGE AND OTHER DEDUCTIONS

  We deduct various charges from your Contract Value for the services provided, expenses incurred and risks assumed in connection with your Contract. The charges are:

  . Administration Contract Charge

  . Mortality and Expense Risk Charge

  . Contingent Deferred Sales Charge

  . Premium Tax Charge and Other Expenses

  We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Contingent Deferred Sales Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses. Eligible Fund operating expenses are shown on page A-7.

ADMINISTRATION CONTRACT CHARGE

  The Administration Contract Charge is equal to the lesser of: 2% of the total Contract Value (including any Contract Value you have allocated to the Fixed Account, and any Contract Value held in the Company's general account as the result of a loan) and $30. This charge is for such expenses as issuing Contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the Contracts.

  We deduct the charge from the Contract Value on each Contract anniversary for the prior Contract Year from each sub-account in the ratio of your interest in each to your total Contract Value. We will deduct it on a pro rata basis at annuitization or at the time of a full surrender if it is not on a Contract anniversary. Currently, we do not impose the charge after annuitization. If we issue two Contracts to permit the funding of a spousal IRA, we will impose the charge only on the Contract to which you have allocated the larger purchase payments in your Contract application. We deduct the charge entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or our general account as the result of a loan.

  We will waive the charge for a Contract Year if (1) your Contract Value at the end of the year was at least $50,000, OR (2) you made at least $1,000 in net deposits (purchase payments minus partial surrenders) during that Contract Year and the Contract Value at the end of the previous Contract Year was at least $25,000. (A pro rata charge will always be made on a full surrender and at annuitization, however, regardless of the amount of your Contract Value.)

MORTALITY AND EXPENSE RISK CHARGE

  We deduct a Mortality and Expense Risk Charge from the Variable Account. The charge is at an annual rate of 1.00% of the daily net assets of each such sub-account, of which .70% represents a mortality risk charge and

 .30% represents an expense risk charge. We compute and deduct this charge on a daily basis from the assets in each sub-account. This charge is for the guaranteed annuity rates (so that your annuity payments will not be affected by the mortality rate of others), death benefit, and guarantee of Administration charges, regardless of actual expenses incurred. The Mortality and Expense Risk Charge as a percentage of Contract Value will not increase over the life of a Contract. The Mortality and Expense Risk Charge will continue to be assessed if annuity payments are made on a variable basis after annuitization. (See ""Annuity Payments.'')

CONTINGENT DEFERRED SALES CHARGE

  We do not deduct or charge for sales expenses from your purchase payments when they are made. However, a Contingent Deferred Sales Charge may apply on certain events ("CDSC events"), except that no Contingent Deferred Sales Charge will apply if the initial purchase payment is $1,000,000 or more. CDSC events are: (a) a full or partial surrender of your Contract (including surrenders where you apply the proceeds to certain payment options); (b) in some circumstances, a withdrawal of the commuted value of amounts that you applied to an annuity payment option; or (c) under Contracts issued in Pennsylvania or New York, the Maturity Date if at that date a purchase payment has been invested for less than four years.

  When you make a full surrender of your Contract, we take into account the Contingent Deferred Sales Charge in calculating the proceeds you will receive. On a partial surrender, we deduct the Contingent Deferred Sales Charge from the Contract Value remaining after deduction of the amount you requested. We take the Contingent Deferred Sales Charge from the Contract Value in the sub-accounts and Fixed Account in the same proportion as the Contract Value surrendered.

  The Contingent Deferred Sales Charge equals a percentage of each purchase payment. Each purchase payment is subject to the charge for four years (12 month periods) from the date it is received by us, as follows:

            IF WITHDRAWN DURING YEAR               CHARGE
            ------------------------               ------
              1...................................   4%
              2...................................   3%
              3...................................   2%
              4...................................   1%
            Thereafter............................   0%

  In any Contract Year you may surrender the free withdrawal amount without incurring the Contingent Deferred Sales Charge. The free withdrawal amount for each Contract Year is equal to the greater of: (1) 10% of the Contract Value at the beginning of the Contract Year; and (2) the excess of the Contract Value over purchase payments subject to the Contingent Deferred Sales Charge on the date of surrender. Unused free withdrawal amounts do not carry over to the next Contract Year.

 EXAMPLE: Assume that you make a single purchase payment of $10,000 into the Contract. The following illustrates the free withdrawal amount available under two hypothetical situations.

                            HYPOTHETICAL CONTRACT VALUE                    10% OF
                           ------------------------------               BEGINNING OF  MAXIMUM FREE
                             AT BEGINNING   ON WITHDRAWAL               YEAR CONTRACT  WITHDRAWAL
                           OF CONTRACT YEAR     DATE      CONTRACT GAIN     VALUE        AMOUNT
                           ---------------- ------------- ------------- ------------- ------------
  Situation 1:............     $12,500         $14,000       $4,000        $1,250        $4,000
  Situation 2:............     $11,000         $10,000       $    0        $1,100        $1,100

  We will attribute a surrender first to the free withdrawal amount. If you surrender an amount greater than the free withdrawal amount, we will attribute the excess to purchase payments on a "first-in, first-out" basis. That is, we will withdraw your purchase payments in the order you made them.

 EXAMPLE: Assume that you make a $10,000 purchase payment into the Contract on 6/1/98 and another $10,000 purchase payment on 2/1/99. The following illustrates the Contingent Deferred Sales Charge that would apply on partial surrenders in two hypothetical situations.

                             HYPOTHETICAL CONTRACT VALUE                    10% OF
                            ------------------------------               BEGINNING OF  MAXIMUM FREE
                              AT BEGINNING   ON WITHDRAWAL               YEAR CONTRACT  WITHDRAWAL
                            OF CONTRACT YEAR     DATE      CONTRACT GAIN     VALUE        AMOUNT
                            ---------------- ------------- ------------- ------------- ------------
  Situation 1: $7,000 par-
   tial surrender on
   12/1/99................      $22,000         $25,000       $5,000        $2,200        $5,000

   The first $5,000 withdrawn would be free of the Contingent Deferred Sales Charge. We would make the remaining $2,000 of the withdrawal from the oldest purchase payment (i.e. the 6/1/98 purchase payment). A 3% Contingent Deferred Sales Charge would apply to the $2,000, because the withdrawal would be taking place in the second year following the date of the purchase payment.

                            HYPOTHETICAL CONTRACT VALUE                    10% OF
                           ------------------------------               BEGINNING OF  MAXIMUM FREE
                             AT BEGINNING   ON WITHDRAWAL               YEAR CONTRACT  WITHDRAWAL
                           OF CONTRACT YEAR     DATE      CONTRACT GAIN     VALUE        AMOUNT
                           ---------------- ------------- ------------- ------------- ------------
  Situation 2: $25,000
   surrender on 12/1/01...     $30,000         $33,000       $13,000       $3,000       $13,000

   The first $13,000 withdrawn would be free of the Contingent Deferred Sales Charge. We would make the remaining $12,000 of the withdrawal by withdrawing the $10,000 purchase payment made on 6/1/98 and $2,000 of the $10,000 purchase payment that you made on 2/1/99. The Contingent Deferred Sales Charge that would apply is: 1% X $10,000 + 2% X $2,000, or $140. The remaining amount of purchase payments that could be subject to the Contingent Deferred Sales Charge (assuming no further purchase payments were made) would be $8,000.

  Free withdrawal amounts do not reduce the total purchase payments that are potentially subject to the Contingent Deferred Sales Charge under your Contract.

  If your Contract Value is less than your total purchase payments due to a free withdrawal, negative investment performance or deduction of the Administration Contract Charge, the following rules apply for calculating the Contingent Deferred Sales Charge: the deficiency will be attributed to your most recent purchase payment first, and subsequent earnings will be credited to that deficiency (and not treated as earnings) until Contract Value exceeds purchase payments.

Waiver of Contingent Deferred Sales Charge. No Contingent Deferred Sales Charge will apply:

 . After 30 days from the time your Contract is issued if you apply the proceeds to a variable or fixed payment option involving a life contingency (described under "Annuity Options"), or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option (described under "Annuity Options"), or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under any of those options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that we would have deducted when you originally applied the Contract proceeds to the option. We will take into account the lapse of time from annuitization to surrender. We will base the portion of the Contingent Deferred Sales Charge which applies on the ratio of (1) the number of whole months remaining, on the date of the withdrawal, until the date when the Contingent Deferred Sales Charge would expire, to (2) the number of whole months that were remaining, when you applied the proceeds to the option, until the date when the Contingent Deferred Sales Charge would expire. (See example in Appendix B.)

 . On full or partial surrenders if you, a joint owner, or Annuitant if the contract is not owned by an individual, become terminally ill (as defined in the Contract), have been confined to a nursing home for more than 90 continuous days, or are permanently and totally disabled (as defined in the Contract). This benefit is only available if you were not over age 65 when we issue the Contract, and may not be available in every state.

 . If under the Spousal Continuation provision the Contract's Maturity Date is reset to a date that is less than four years after the most recent purchase payment was made. This waiver of the Contingent Deferred Sales Charge will not apply to the Contract in these circumstances. This waiver of the Contingent Deferred Sales Charge will not apply, however, if we issue your Contract in New York or Pennsylvania.

 . If the initial purchase payment is $1,000,000 or more.

 . On minimum distributions required by tax law. We currently waive the Contingent Deferred Sales Charge on distributions that are intended to satisfy required minimum distributions, calculated as if this Contract was the participant's only retirement plan asset. This waiver only applies if the required minimum distribution exceeds the free withdrawal amount and no previous surrenders were made during the Contract Year. (See "Federal Income Tax Status--Qualified Contracts.")

  We may sell the Contracts directly, without compensation, to a registered representative, to employees, officers, directors, and trustees of the Company and its affiliated companies, and certain family members of the foregoing, and to employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contracts or any bank affiliated with such a broker-dealer and of any sub-adviser to the Eligible Funds, and certain family members of the foregoing.

  If consistent with applicable state insurance law, we may sell the Contracts without compensation, to us or MetLife for use with deferred compensation plans for agents, employees, officers, directors, and trustees of the Company and its affiliated companies, subject to any restrictions imposed by the terms of such plans, or to persons who obtain their Contracts through a bank, adviser or consultant to whom they pay a fee for investment or planning advice. If sold under these circumstances, we may credit the Contracts with an additional percentage of premium to reflect in part or in whole any cost savings associated with the direct sale, but only if such credit will not be unfairly discriminatory to any person. We will not credit any additional premium to Contracts purchased by persons described above in exchange for another variable annuity Contract issued by us or our affiliated companies.

PREMIUM TAX CHARGE

  Currently, South Dakota imposes a premium tax on annuity purchase payments received by insurance companies. We pay this tax when incurred, and recover this tax by imposing a premium tax charge on affected Contracts. We deduct the premium tax charge at the earliest of: a full or partial surrender of the Contract, the date when annuity benefits commence, or payment of the Death Proceeds (including application of the Death Proceeds to the Beneficiary Continuation provision). Other states impose a premium tax liability on the date when annuity benefits commence. In those states, we deduct the premium tax charge from the Contract Value on that date. To determine whether and when a premium tax charge will be imposed on a Contract, we will look to the state of residence of the Annuitant when a surrender is made, annuity benefits commence or Death Proceeds are paid. We reserve the right to impose a premium tax charge when we incur a premium tax or at a later date.

  Deductions for state premium tax charges currently range from 1/2% to 2.00% of the Contract Value (or, if applicable, purchase payments or Death Proceeds) for Contracts used with retirement plans qualifying for tax benefited treatment under the Code and from 1% to 3.5% of the Contract Value (or, if applicable, Death Proceeds) for all other Contracts. See Appendix C for a list of premium tax rates.

OTHER EXPENSES

  An investment advisory fee is deducted from, and certain other expenses are paid out of, the assets of each Eligible Fund. (See "Expense Table.") The prospectus and Statement of Additional Information of the Eligible Funds describe these deductions and expenses.

                               ANNUITY PAYMENTS

ELECTION OF ANNUITY

  The annuity period begins at the Maturity Date (or earlier if you surrender the Contract) and provides for payments to be made to the Payee. You may apply your Contract Value to one of the payment options listed below (or a comparable fixed option).

  We base the Maturity Date of your Contract on the older of the Contract Owner(s) and the Annuitant. The Maturity Date is the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law). You may not change the Maturity Date to an earlier date.

  If you and the Annuitant are not the same and the Annuitant dies prior to the Maturity Date, the Contract will continue for the benefit of the Contingent Annuitant. We will reset the Maturity Date, if necessary, based on the age of the older Contract Owner.

  You may not change the ownership of your Contract without our consent. If you change ownership, we may require a change in the Maturity Date, based on the new Contract Owner's age. We will base the new Maturity Date on the older of the new Contract Owner and the Annuitant. The new Maturity Date will be the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law).

  Variable annuity payments will begin at the Maturity Date for the life of the Payee, but for at least ten years. You can change this annuity payment option at any time prior to the Maturity Date. You may elect to have annuity payments under a Contract made on a variable basis or on a fixed basis, or you may designate a portion to be paid on a variable basis and a portion on a fixed basis. If you select payments on a fixed basis, we will transfer the amount of your Contract Value applied to the fixed payment option (net of any applicable charges described under "Administration Charges, Contingent Deferred Sales Charge and Other Deductions") to our general account. We will fix the annuity payments in amount and duration by the annuity payment option selected, the age of the Payee and, for Contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, by the sex of the Payee. (See "Amount of Variable Annuity Payments.")

  Contracts used in connection with retirement plans qualifying for tax benefited treatment may have various requirements for the time by which benefit payments must commence, the period over which such payments may be made, the annuity payment options that may be selected, and the minimum annual amounts of such payments. Penalty taxes or other adverse tax consequences may occur upon failure to meet such requirements.

ANNUITY OPTIONS

  There are several annuity payment options. You may select one of the payment options prior to the Maturity Date, at full or partial surrender, or when death proceeds are payable (some options are not available for death proceeds).

  You select an annuity payment option by written request to us and subject to any applicable Federal tax law restrictions.

  The Contract offers the variable annuity payment options listed below.

    Variable Income for a Specified Number of Years. We will make variable monthly payments for the number of years elected, which may not be more than 30 except with our consent.

    Variable Life Income. We will make variable monthly payments which will continue: while the Payee is living*; while the Payee is living but for at least ten years; or while the Payee is living but for at least twenty years. (The latter two alternatives are referred to as Variable Life Income with Period Certain Option.)

    Variable Income Payments to Age 100 ("American Income Advantage"). We will make variable monthly payments for the number of whole years until the Payee is age 100. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

    Variable Life Income for Two Lives. We will make variable monthly payments which will continue: while either of two Payees is living (Joint and Survivor Variable Life Income)*, while either of two Payees is living but for at least 10 years (Joint and Survivor Variable Life Income, 10 Years Certain); while two Payees are living, and, after the death of one while the other is still living, two-thirds to the survivor (Joint and 2/3 to Survivor Variable Life Income).* THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

  Other annuity payment options (including other periods certain) may be available from time to time, and you should ask us about their availability. If you do not elect an annuity payment option by the Maturity Date, we will make variable payments under the Contract while the Payee is living but for at least ten years. (This is the Variable Life Income with Period Certain Option.) If your purchase payments would be less than our published minimum, then you will need our consent to apply the Contract proceeds to an annuity payment option.

  The Payee under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option may withdraw the commuted value of the remaining payments. The Payee (or Payees) under the Variable Life Income with Period Certain Option or the Joint and Survivor Variable Life Income, 10 Years Certain Option may withdraw the commuted value of the remaining period certain portion of the payment option. We calculate the commuted value of such payments based on the assumed interest rate under your Contract. The life income portion of the payment option cannot be commuted, and variable annuity payments based on that portion will resume at the expiration of the period certain if the Annuitant is alive at that time. (See "Amount of Variable Annuity Payments.") Amounts applied to a fixed payment option may not be withdrawn.

  See the section of the prospectus entitled "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" to find out whether a Contingent Deferred Sales Charge applies when you annuitize or withdraw the commuted value of any payments certain.

  If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.

  The availability of certain annuity payment options may be restricted on account of Company policy and Federal tax law, which among other things, may restrict payment to the life expectancy of the payee.

  We continue to assess the Mortality and Expense Risk Charge if annuity payments are made under any variable annuity payment option (either before or after the Maturity Date), including an option not involving a life contingency and under which we bear no mortality risk.

AMOUNT OF VARIABLE ANNUITY PAYMENTS

  At the Maturity Date (or any other application of proceeds to a payment option), your Contract Value (reduced by applicable premium tax, administration contract and contingent deferred sales charges and by any outstanding loan plus accrued interest) is applied toward the purchase of monthly annuity payments. We determine the amount of monthly variable annuity payments on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the Payee's age, (ii) the assumed interest rate selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Funds selected. The Fixed Account is not available under variable payment options. Current annuity purchase rates may be changed by us periodically, and we will apply them prospectively on a non-discriminatory basis.

  For more information regarding annuity payment options, you should refer to the Statement of Additional Information and also to the Contract, which contains detailed information about the various forms of annuity payment options available, and other important matters.

--------

* It is possible under this option to receive only one variable annuity payment if the Payee dies (or Payees die) before the due date of the second payment or to receive only two variable annuity payments if the Payee dies (or Payees die) before the due date of the third payment, and so on.

                RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

  The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

    1. Plans qualified under Section 401(a) or 403(a) of the Code ("Qualified Plans");

    2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") which are funded solely by salary reduction contributions and which are not otherwise subject to ERISA;

    3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs") Simple Retirement Accounts under Section 408(p) of the Code ("SIMPLE IRAs") and Roth Individual Retirement Accounts under Section 408A of the Code ("Roth IRAs"). SARSEPs are only allowed if purchased prior to January 1, 1999;

    4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

    5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

  An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax benefited treatment, as to the rules underlying such plans and as to the state and Federal tax aspects of such plans. In particular, the Contract is not intended for use with TSA Plans that are subject to ERISA. The Company will not provide all the administrative support appropriate for such plans. Accordingly, the Contract should NOT be purchased for use with such plans. The Company may make the Contract available for use with Section 401(k) plans.

  A summary of the Federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under "Federal Income Tax Status--Qualified Contracts." It should be understood that should a tax benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

  In the case of certain TSA Plans, IRAs and Roth IRAs the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with Federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.

                           FEDERAL INCOME TAX STATUS

INTRODUCTION

  The following discussion is a general discussion of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

  The Contract may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with certain plans entitled to special income tax treatment ("Qualified Contracts") under the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of this prospectus, Qualified Contracts are Contracts that fund Qualified Plans, TSA Plans, IRAs, Roth IRAs, SEPs and SARSEPs, SIMPLE IRAs, Roth IRAs Section 457 Plans, and Governmental Plans. Purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that a Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAXATION OF THE COMPANY

  We are taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from us, and its operations form a part of us, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains arising from the operation of the Variable Account are automatically applied to increase reserves under the Contracts. Under existing federal income tax law, we believe that the Variable Account's investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts.

  Accordingly, we do not anticipate that it will incur any federal income tax liability attributable to the Variable Account and, therefore, we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in our being taxed on income or gains attributable to the Variable Account, then we may impose a charge against the Variable Account (with respect to some or all Contracts) in order to set aside amounts to pay such taxes.

TAX STATUS OF THE CONTRACT

  We believe that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in a Contract's Account Value will not be taxable until amounts are received from the Contract, either in the form of Annuity payments or in some other form. In order to be subject to annuity contract treatment for tax purposes, the Contract must meet the following Code requirements:

  Diversification. Section 817(h) of the Code requires that with respect to Non-Qualified Contracts, the investments of the Funds must be "adequately diversified" in accordance with Treasury regulations in order for the Contracts to qualify as annuity contracts under federal tax law. The Variable Account, through the Eligible Funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affect how the Eligible Funds' assets may be invested.

  Owner Control. In some circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor (i.e., the Contract Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets."

  The ownership rights under the Contract are similar to, but also different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, a Contract Owner has additional flexibility in allocating premium payments and account values. These differences could result in a Contract Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent a Contract Owner from being considered the owner of a pro rata share of the assets of the Variable Account.

  Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires Non-Qualified Contracts to provide that (a) if any Owner dies on or after the annuity date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any Owner dies prior to the annuity date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The "designated beneficiary" refers to a natural person designated by the owner as a Beneficiary and to whom ownership of the contract passes by reason of death. However, if the "designated beneficiary" is the surviving spouse of a deceased owner, the contract may be continued with the surviving spouse as the new owner.

  The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions when they are issued and modify the contracts in question if necessary to assure that they comply with the requirements of Code Section 72(s). Other rules may apply to Qualified Contracts.

  The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes.

TAXATION OF ANNUITIES

  In General. Section 72 of the Code governs taxation of annuities in general. We believe that a Contract Owner who is a natural person generally is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., withdrawals or annuity payments under the Annuity Option elected). For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

  The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule and prospective Contract Owners that are not natural persons may wish to discuss these with a competent tax advisor.

  The following discussion generally applies to a Contract owned by a natural person.

  Surrenders. In the case of a surrender under a Qualified Contract, including Systematic Withdrawals, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. For a Contract issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Contract.

  With respect to Non-Qualified Contracts, partial surrenders, including Systematic Withdrawals, are generally treated as taxable income to the extent that the Contract Value immediately before the surrender exceeds the

"investment in the contract" at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the contract."

  Annuity Payments. Although the tax consequences may vary depending on the annuity payment elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Contract Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable. For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract". For fixed annuity payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional annuity payments is taxable. If annuity payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," consult a competent tax advisor regarding deductibility of the unrecovered amount.

  Penalty Tax. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal income tax penalty equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2; (2) made as a result of death or disability of an owner;
(3) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the owner and a "designated beneficiary". Other tax penalties may apply to certain distributions pursuant to a Qualified Contract.

  Taxation of Death Benefit Proceeds. Amounts may be distributed from the Contract because of the death of a Contract Owner (or Annuitant if the Contract Owner is not an individual). Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above, or
(2) if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above. For these purposes, the investment in the Contract is not affected by the Owner's (or Annuitant's) death. That is, the investment in the Contract remains the amount of any purchase payments paid which were not excluded from gross income.

  Transfers, Assignments, Exchanges and Maturity Dates. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also an Owner, the selection of certain Maturity Dates, the exchange of a Contract, or the receipt of a Contract in an exchange may result in certain tax consequences that are not discussed herein. Anyone contemplating any such designation, transfer, assignment, selection, or exchange should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

  Multiple Contracts. All deferred non-qualified annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of section 72(e) through the serial purchase of annuity contracts or otherwise.

  Tax Treatment of Loans. The tax and ERISA rules relating to participant loans under tax benefited retirement plans are complex and in some cases unclear, and they may vary depending on the individual circumstances of each loan. We strongly recommend you, your employer and your plan fiduciary consult a qualified tax advisor regarding the currently applicable tax and ERISA rules before taking any action with respect to loans.

  Contract loans are available to participants under TSA Plans (not subject to ERISA) and to trustees of Qualified Plans. See "Loan Provisions for Certain Tax Benefited Retirement Plans." We require repayment of the principal amount and interest on the loan in equal monthly installments under our repayment procedures. Contract loans are subject to applicable retirement program laws and their taxation is determined under the Code.

  Under current practice, if a Contract loan installment repayment is not made we may (unless restricted by law) make a full or partial surrender of the Contract in the amount of the unpaid installment repayment on the Contract loan. If there is a default on the Contract loan, we may make a full or partial surrender in an amount equal to the outstanding loan balance (plus any applicable Contingent Deferred Sales Charge and Administration Contract Charge in each case). (The loan application defines a default on the loan and includes, among other things, nonpayment of three consecutive or a total of five installment repayments, or surrender of the Contract.) For TSA Plans that are not subject to ERISA, the current actual distribution will be limited to pre-1989 money unless you are age 59 1/2 or otherwise comply with the legal requirements for permitted distributions under the TSA contract. If these limitations do not apply (i.e. you are under the age of 59 1/2 or no pre-1989 money is in your contract) we will report the amount of the unpaid installment repayment or default as a deemed distribution for tax purposes, but will postpone an actual distribution from the Contract until the earliest distribution date permitted under the law. We will not accept an installment repayment of less than the amount billed. A full or partial surrender of the Contract to repay all or part of the loan may result in serious adverse tax consequences for the plan participant (including penalty taxes) and may adversely affect the qualification of the plan or Contract. The trustee of a Qualified Plan subject to ERISA will be responsible for reporting to the IRS and advising the participant of any tax consequences resulting from the reduction in the Contract Value caused by the surrender and for determining whether the surrender adversely affects the qualification of the plan. In the case of a TSA Plan not subject to ERISA, we will report the default to the IRS as a taxable distribution under the Contract.

  The Internal Revenue Service issued proposed regulations in December of 1997, which, if finalized in their present form, would require that if the repayment terms of a loan are not satisfied after the loan has been made due to a failure to make a loan repayment as scheduled, including any applicable grace period, the balance of the loan would be deemed to be distributed. If the loan is treated as a distribution under Code Section 72(p), the proposed regulations state that the amount so distributed is to be treated as a taxable distribution subject to the normal rules of Code Section 72, if the participant's interest in the plan includes after-tax contributions (or other tax basis). A deemed distribution would also be a distribution for purposes of the 10 percent tax in Code Section 72(t). However, a deemed distribution under
Section 72(p) would not be treated as an actual distribution for purposes of Code Section 401, the rollover and income averaging provisions of Section 402 and the distribution restrictions of Section 403(b).

  The Department of Labor has issued regulations (the "ERISA regulations") governing plan participant loans under retirement plans subject to ERISA. Generally, the ERISA regulations will apply to retirement plans that qualify under Section 401(a) and certain other employer-sponsored qualified plans. YOU AND YOUR EMPLOYER ARE RESPONSIBLE FOR DETERMINING WHETHER YOUR PLAN IS SUBJECT TO AND COMPLIES WITH THE ERISA REGULATIONS ON PARTICIPANT PLAN LOANS.

  It is the responsibility of the trustee of a Qualified Plan subject to ERISA to ensure that the proceeds of a Contract loan are made available to a participant under a separate plan loan agreement. The terms of this agreement must comply with all the plan qualification requirements including the requirements of the ERISA regulations on plan loans. The plan loan agreement may differ from your Contract loan provisions and, if you are a participant in a Qualified Plan subject to ERISA, you should consult with the fiduciary administering the plan loan program to determine your rights and obligations with respect to plan loans.

  The ERISA regulations have requirements for plan loans relating to their maximum amount, availability, and other matters. Among the rules are the requirements that the loan bear a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated. These regulations may change from time to time. Failure to comply with these requirements may result in penalties under the Code and under ERISA.

  One of the current requirements of the ERISA regulations is that the plan must charge a "commercially reasonable" rate of interest for plan loans. The Contract loan interest rate may not be considered "commercially reasonable" within the meaning of the ERISA regulations. It is the responsibility of the plan fiduciary to charge the participant any additional interest under the plan loan agreement which may be necessary to make the overall rate charged comply with the regulation. The ERISA regulations also currently require that a loan be adequately secured, but provide that not more than 50% of the participant's vested account balance under the plan may be used as security for the loan. A Contract loan is secured by a portion of the Contract Value which is held in the Company's general account. The plan fiduciary must ensure that the Contract Value held as security under the Contract, plus any additional portion of the participant's vested account balance which is used as security under the plan loan agreement, does not exceed 50% of the participant's total vested account balance under the plan.

QUALIFIED CONTRACTS

  The Contract is designed for use with certain retirement plans that qualify for Federal tax benefits. The tax rules applicable to participants and beneficiaries in these retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances.

  We make no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Contract Owners and participants under retirement plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under these Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Contracts. Adverse tax or other legal consequences to the plan, to the participant or to both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contract Owners are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable law. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract under applicable federal and state tax laws and ERISA.

  The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. A Contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs.

(i) Plan Contribution Limits

  Statutory limitations on contributions to retirement plans that qualify for federal tax benefits may limit the amount of money that may be contributed to the Contract in any Contract Year. Any purchase payments attributable to such contributions may be tax deductible to the employer and are not currently taxable to the Annuitants for whom the Contracts are purchased. The contributions to the Contract and any increase in Contract Value attributable to such contributions are not subject to taxation until payments from the Contract are made to the Annuitant or his/her Beneficiaries.

  TSA PLANS

  Purchase payments attributable to TSA Plans are not includible within the Annuitant's income to the extent such purchase payments do not exceed certain statutory limitations, including the "exclusion allowance." The exclusion allowance is a calculation which takes into consideration the Annuitant's includible compensation, number of years of service, and prior years of contributions. For more information about all the applicable limitations, the Annuitant should obtain a copy of IRS Publication 571 on TSA Programs for Employees of Public Schools and Certain Tax Exempt Organizations. Any purchase payments attributable to permissible contributions under Code
Section 403(b) (and earnings thereon) are not taxable to the Annuitant until amounts are distributed from the Contract. However, these payments may be subject to FICA (Social Security) and Medicare taxes.

  The Contract includes a Death benefit that in some cases may exceed the greater of the Purchase Payments or the Contract Value. The Death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the Death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

  IRAS, SEPS, SARSEPS AND SIMPLE IRAS

  The maximum tax deductible purchase payment which may be contributed each year to an IRA is the lesser of $2,000 or 100 percent of includible compensation if the taxpayer is not covered under an employer plan. A spousal IRA is available if the taxpayer and spouse file a joint return and the spouse is not yet age 70 1/2. The maximum tax deductible purchase payment which a taxpayer may make to a spousal IRA is $2,000. If covered under an employer plan, taxpayers are permitted to make deductible purchase payments; however, for 1999 the deductions are phased out and eventually eliminated, on a pro rata basis, for adjusted gross income between $31,000 and $41,000 for an individual, between $51,000 and $61,000 for the covered spouse of a married couple filing jointly; between $150,000 and $160,000 for the non-covered spouse of a married couple filing jointly, and between $0 and $10,000 for a married person filing separately. A taxpayer may also make nondeductible purchase payments. However, the total of deductible and nondeductible purchase payments may not exceed the limits described above for deductible payments. An IRA is also the vehicle that receives contributions to SEPs, SARSEPs and SIMPLE IRAs. Maximum contributions (including elective deferrals) to SEPs and SARSEPs are currently limited to the lesser of 15% of compensation (generally up to $160,000 for 1999) or $30,000. The maximum salary reduction contribution currently permitted to a SIMPLE IRA is $6,000. In addition, an employer may make a matching contribution to a SIMPLE IRA, typically of 2% or 3% of the compensation (as limited by the Code) of the employee. For more information concerning the contributions to IRAs, SEPs, SARSEPs and SIMPLE IRAs, you should obtain a copy of IRS Publication 590 on Individual Retirement Accounts. In addition to the above, an individual may make a "rollover" contribution into an IRA with the proceeds of a "lump sum" distribution (as defined in the Code) from a Qualified Plan.

  ROTH IRAS

  Eligible individuals can contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. The maximum purchase payment which may be contributed each year to a Roth IRA is the lesser of $2,000 or 100 percent of includible compensation. A spousal Roth IRA is available if the taxpayer and spouse file a joint return. The maximum purchase payment that a taxpayer may make to a spousal Roth IRA is $2,000. Except in the case of a rollover or a transfer, no more than $2,000 can be contributed in aggregate to all IRAs and Roth IRAs of either spouse during any tax year. The Roth IRA contribution may be limited to less than $2,000 depending on the taxpayer's adjusted gross income ("AGI"). The maximum contribution begins to phase out if the taxpayer is single and the taxpayer's AGI is more than $95,000 or if the taxpayer is married and files a joint tax return and the taxpayer's AGI is more than $150,000. The taxpayer may not contribute to a Roth IRA if the taxpayer's AGI is over $110,000 (if the taxpayer is single), $160,000 (if the taxpayer is married and files a joint tax return), or $10,000 (if the taxpayer is married and files separate tax returns). You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

  SECTION 457 PLANS

  Generally, under a Section 457 Plan, an employee or executive may defer income under a written agreement in an amount equal to the lesser of 33 1/3% of includible compensation or $8,000. The amounts so deferred

(including earnings thereon) by an employee or executive electing to contribute to a Section 457 Plan are includible in gross income only in the tax year in which such amounts are paid or made available to that employee or executive or his/her Beneficiary. With respect to a Section 457 Plan for a nonprofit organization other than a governmental entity, (i) once contributed to the plan, any Contracts purchased with employee contributions remain the sole property of the employer and may be subject to the general creditors of the employer and (ii) the employer retains all ownership rights to the Contract including voting and redemption rights which may accrue to the Contract(s) issued under the plan. The plans may permit participants to specify the form of investment for their deferred compensation accounts. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 Plan obligations.

  QUALIFIED PLANS

  Code section 401(a) permits employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

  The Contract includes a Death benefit that in some cases may exceed the greater of the Purchase Payments or the Contract Value. The Death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

(ii) Distributions from the Contract

  MANDATORY WITHHOLDING ON CERTAIN DISTRIBUTIONS

  Distributions called "eligible rollover distributions" from Qualified Plans and from many TSA Plans are subject to mandatory withholding by the plan or payor at the rate of 20%. An eligible rollover distribution is the taxable portion of any distribution from a Qualified Plan or a TSA Plan, except for certain distributions such as distributions required by the Code or in a specified annuity form. After December 31, 1998 permissible hardship withdrawals from TSA and 401(k) plans are no longer treated as an "eligible rollover distribution." Withholding can be avoided by arranging a direct transfer of the eligible rollover distribution to a Qualified Plan, TSA or IRA.

  QUALIFIED PLANS, TSA PLANS, IRAS, ROTH IRAS, SEPS, SARSEPS, SIMPLE IRAS AND GOVERNMENTAL PLANS

  Payments made from the Contracts held under a Qualified Plan, TSA Plan, IRA, SEP, SARSEP, SIMPLE IRA or Governmental Plan are taxable under Section 72 of the Code as ordinary income, in the year of receipt. Any amount received in surrender of all or part of the Contract Value prior to annuitization will, subject to restrictions and penalties discussed below, also be included in income in the year of receipt. If there is any "investment in the Contract," a portion of each amount received is excluded from gross income as a return of such investment. Distributions or withdrawals prior to age 59 1/2 may be subject to a penalty tax of 10% of the amount includible in income. This penalty tax does not apply: (i) to distributions of excess contributions or deferrals; (ii) to distributions made on account of the Annuitant's death, retirement, disability or early retirement at or after age 55; (iii) when distribution from the Contract is in the form of an annuity over the life or life expectancy of the Annuitant (or joint lives or life expectancies of the Annuitant and his or her Beneficiary); or (iv) when distribution is made pursuant to a divorce (in the case of IRAs) or a qualified domestic relations order. In the case of IRAs, SEPs, SARSEPs and SIMPLE IRAs, the exceptions for distributions on account of early retirement at or after age 55 or made pursuant to a qualified domestic relations order do not apply. A tax-free rollover may be made once each year among individual retirement arrangements subject to the conditions and limitations described in the Code.

  Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

  Except under a Roth IRA, if the Annuitant dies before distributions begin, distributions must be completed within five years after death, unless payments begin within one year after death and are made over the life (or life expectancy) of the Beneficiary. if the Annuitant's spouse is the Beneficiary, distributions need not begin until the Annuitant would have reached age 70 1/2. If the Annuitant dies after annuity payments have begun, payments must continue to be made at least as rapidly as payments made before death.

  For TSA Plans, elective contributions to the Contract made after December 31, 1988 and any increases in Contract Value after that date may not be distributed prior to attaining age 59 1/2, termination of employment, death or disability. Contributions (but not earnings) made after December 31, 1988 may also be distributed by reason of financial hardship. These restrictions on withdrawal will not apply to the Contract Value as of December 31, 1988. These restrictions are not expected to change the circumstances under which transfers to other investments which qualify for tax free treatment under
Section 403(b) of the Code may be made.

  For a SIMPLE IRA, the 10% penalty tax described above is increased to 25% with respect to withdrawals made during the first two years of participation. For Roth IRAs, distributions representing amounts attributable to contributions to a Roth IRA which has been established for five years or more are generally not taxed.

  Except under a Roth IRA, annuity payments, periodic payments or annual distributions generally must commence by April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2. In the case of a Qualified Plan or a Governmental Plan, if the Annuitant is not a "five percent owner" as defined in the Code, these distributions must begin by the later of the date determined by the preceding sentence or the year in which the Annuitant retires. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by minimum distribution rules under the plan. A penalty tax of up to 50% of the amount which should have been distributed may be imposed by the IRS for failure to distribute the required minimum distribution amount. We currently waive the Contingent Deferred Sales Charge on distributions that are intended to satisfy required minimum distributions calculated as if this Contract were the participant's only retirement plan asset. This waiver only applies if the required minimum distribution exceeds the free withdrawal amount and no previous surrenders were made during the Contract Year. Rules regarding required minimum distributions apply to IRAs (including SEP, SARSEPs and SIMPLEs), Qualified Plans, TSA Plans and Governmental Plans. Roth IRAs under Section 408A do not require distributions at any time prior to the Contract Owner's death.

  Other restrictions with respect to the election, commencement, or distribution of benefits may apply under the Contracts or under the terms of the Qualified Plans in respect of which the Contracts are issued.

  SECTION 457 PLANS

  When a distribution under a Contract held under a Section 457 Plan is made to the Annuitant, such amounts are taxed as ordinary income in the year in which received. The plan must not permit distributions prior to the Annuitant's separation from service (except in the case of unforeseen emergency).

  Generally, annuity payments, periodic payments or annual distributions must commence by the later of April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2 or the year of retirement, and meets other distribution requirements. Minimum distributions under a Section 457 Plan may be further deferred if the Annuitant remains employed with the sponsoring employer. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by distribution rules under the plan. If the Annuitant dies before distributions begin, the same special distribution rules generally apply in the case of Section 457 Plans as apply in the case of Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs, SIMPLE IRAs and Governmental Plans. These rules are discussed above in the immediately preceding section of this prospectus. An exception to these rules provides that if the beneficiary is other than the Annuitant's spouse, distribution must be completed within 15 years of death, regardless of the beneficiary's actual life expectancy.

WITHHOLDING

  Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. We are required to withhold taxes from certain distributions under certain qualified contracts.

POSSIBLE CHANGES IN TAXATION

  Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

OTHER TAX CONSEQUENCES

  As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of the current law and the law may change. Federal estate and gift tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Contract Owner or recipient of a distribution. A competent tax advisor should be consulted for further information.

GENERAL

  At the time the initial purchase payment is paid, a prospective purchaser must specify whether he or she is purchasing a Non-Qualified Contract or a Qualified Contract. If the initial premium is derived from an exchange or surrender of another annuity contract, we may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity contract. We will require that persons purchase separate Contracts if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Contract would require the minimum initial purchase payment stated above. Additional purchase payments under a Contract must qualify for the same federal income tax treatment as the initial purchase payment under the Contract; we will not accept an additional purchase payment under a Contract if the federal income tax treatment of such purchase payment would be different from that of the initial purchase payment.

                                 VOTING RIGHTS

  We are the legal owner of the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Contract Owner, the right to instruct us how to vote the shares that are attributable to your Contract.

  Prior to annuitization, we determine the number of votes which you have a right to instruct us, on the basis of your percentage interest in a sub-account and the total number of votes attributable to the sub-account. After annuitization, the number of votes attributable to your Contract is determined on the basis of the reserve for your future annuity payments and the total number of votes attributable to the sub-account. After annuitization the votes attributable to your Contract decrease as reserves underlying your Contract decrease.

  We will determine, as of the record date if you are entitled to give voting instructions and the number of shares as to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withheld from voting on any proposition in the same proportion as the shares held in that sub-account for all policies or contracts for which we have received voting instructions.

  We will vote for Eligible Fund shares held in our general investment account (or any unregistered separate account for which voting privileges are not given) in the same proportion as the aggregate of (i) the shares for which we received voting instructions and (ii) the shares that we vote in proportion to such voting instructions.

                           DISTRIBUTION OF CONTRACTS

  New England Securities, the principal distributor of the Contracts, is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc. New England Securities may enter into selling agreements with other broker-dealers registered under the 1934 Act to sell the contracts. We pay commissions to broker-dealers who sell the contracts an amount which generally does not exceed 4% of purchase payments. Such compensation may be paid either as a percentage of purchase payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or in some combination of both. We will generally pay compensation with a lower present value as a percentage of purchase payments for Contracts purchased with an initial purchase payment of $1,000,000 or more.

                               THE FIXED ACCOUNT

  The contract has a Fixed Account option. You may allocate net purchase payments and may transfer Contract Value in the Variable Account to the Fixed Account, which is part of our general account. The Fixed Account offers diversification to a Variable Account contract, allowing you to protect principal and earn a guaranteed rate of interest.

  Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the general account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts, and we have been advised that the staff of the Securities and Exchange Commission does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

  Our general account consists of all assets owned by us other than those in the Variable Account and the Company's other separate accounts. We have sole discretion over the investment of assets in the general account, including those in the Fixed Account. You do not share in the actual investment experience of the assets in the Fixed Account. Instead, we guarantee that Contract Values in the Fixed Account will be credited with interest at an effective annual rate of at least 3%. (Special rules apply to loan repayments. See the Statement of Additional Information.) We are not obligated to credit interest at a rate higher than 3%, although we have sole discretion to do so. We will credit Contract Values in the Fixed Account with interest daily.

  Any purchase payment or portion of Contract Value you allocate to the Fixed Account will earn interest at an annual rate we determine for that deposit for a 12 month period. At the end of each succeeding 12 month period, we will determine the interest rate that will apply to that deposit plus accrued interest for the next 12 months. This renewal rate may differ from the interest rate that is applied to new deposits on that same day.

CONTRACT VALUE AND FIXED ACCOUNT TRANSACTIONS

  A Contract's total Contract Value will include its Contract Value in the Variable Account, in the Fixed Account, and, for Contracts under which Contract loans are available, any of its Contract Value held in the Company's general account (but outside the Fixed Account) which is the result of a Contract loan.

  Amounts you surrender from the Fixed Account will be on a "first-in, first-out" basis. Amounts you withdraw from the Fixed Account due to a Contract loan will be on a "last-in, first-out" basis. The amounts you allocate to the Fixed Account are subject to the same rights and limitations as are in the Variable Account regarding surrenders and partial surrenders. Special limits, however, apply to transfers involving the Fixed Account (see below).

  Unless you request otherwise, any partial surrender you make will reduce the Contract Value in the sub-accounts of the Variable Account and the Fixed Account, proportionately. In addition, if any portion of your Contract loan comes from Contract Value in the Fixed Account, then you must allocate an equal portion of each loan repayment to the Fixed Account.

  We limit the amount of Contract Value which you may transfer from the Fixed Account to the greater of (i) 25% of Contract Value in the Fixed Account at the end of the first day of the Contract Year, or (ii) the amount of Contract Value that you transferred from the Fixed Account in the prior Contract Year, except with our consent. However, these limits do not apply to new deposits to the Fixed Account for which the dollar cost averaging program has been elected within 30 days from the date of deposit. See the Statement of Additional Information. Amounts you transfer to the sub-accounts from the Fixed Account will be on a "last-in, first-out" basis; that is, they will be made in the reverse order in which you made deposits into the Fixed Account.

  We will deduct the annual Administration Contract Charge entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or our general account as result of a loan.

  For more information on the Fixed Account please refer to the Statement of Additional Information.


                       YEAR 2000 COMPLIANCE ISSUES

  Like all financial services providers, we utilize systems that may be affected by Year 2000 transition issues, and we rely on a number of third parties, including banks, custodians, and investment managers, that also may be affected. We and our affiliates have developed, and are in the process of implementing, a Year 2000 transition plan. We are also confirming that our service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict whether the amount of resources being devoted, or the outcome of these efforts, will have any negative impact. If we or our service providers, or the Eligible Funds are not successful in the Year 2000 transition, computer systems could fail or erroneous results and delays could occur when processing information dated after December 31, 1999. However, as of the date of this prospectus, it is not anticipated that you will experience negative effects on your investment, or on the contract services provided as a result of Year 2000 transition implementation. Currently, we have converted our systems to be Year 2000 compliant. We are conducting systems testing and compliance verification which is expected to be complete in mid-1999. There can, however, be no assurance that other service providers have anticipated every step necessary to avoid any adverse effect on the Variable Account attributable to Year 2000 transition.

                    INVESTMENT PERFORMANCE INFORMATION

  We may advertise or include in sales literature (i) total returns for the sub-accounts, (ii) non-standard returns for the sub-accounts and (iii) illustrations of the growth and value of a purchase payment or payments invested in the sub-accounts for a specified period. Total returns for the sub-accounts are based on the investment performance of the corresponding Eligible Funds. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise or include in sales literature a sub-account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison. See Appendix D of this prospectus.

STANDARD RETURN

  The total return of a sub-account refers to return quotations assuming an investment under a Contract has been held in the sub-account for the stated times. Average annual total return of a sub-account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a sub-account for the specified period. Standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the sub-account, including any Contingent Deferred Sales Charge that would apply if you terminated a Contract at the end of each period indicated, but excluding any deductions for premium taxes. Standardized total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the sub-account if any of those periods are not available. See Appendix D of this prospectus.

NON-STANDARD RETURN

  "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include the Contingent Deferred Sales Charge. In addition, we may from time to time disclose average annual total return for non-standard periods and cumulative total return for a sub-account. Non-standard performance will be accompanied by standard performance. See Appendix D of this prospectus.

  We may also illustrate what would have been the growth and value of a specified purchase payment or payments if it or they had been invested in each of the Eligible Funds on the first day or the first month after those Eligible Funds had commenced operations. This illustration will show Contract Value and surrender value, calculated in the same manner as average annual total return, as of the end of each year, ending with the date of the illustration. Surrender value reflects the deduction of any Contingent Deferred Sales Charge that may apply, but does not reflect the deduction of any premium tax charge. We may also show annual percentage changes in Contract Value and surrender value, cumulative returns, and annual effective rates of return. We determine the annual percentage change in Contract Value by taking the difference between the Contract Value or surrender value at the beginning and at the end of each year and dividing it by the beginning Contract Value or surrender value. We determine cumulative return by taking the difference between the investment at the beginning of the period and the ending Contract Value or surrender value and dividing it by the investment at the beginning of the period. We calculate the annual effective rate of return in the same manner as average annual total return.

OTHER PERFORMANCE

  In advertising and sales literature, the performance of each sub-account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the sub-accounts. Advertising and sales literature may also show the performance rankings of the sub-accounts assigned by independent services, such as Variable Annuity Research Data Services ("VARDS") or may compare to the performance of a sub-account to that of a widely used index, such as Standard & Poor's Index of 500 Common Stocks. We may also use other independent ranking services and indexes as a source of performance comparison.

                           FINANCIAL STATEMENTS

  You may find the financial statements of the Company and the Variable Account in the Statement of Additional Information.

                                  APPENDIX A

                                 CONSUMER TIPS

DOLLAR COST AVERAGING

  Dollar cost averaging allows you to take advantage of the long-term stock market results. It does not guarantee a profit or protect against a loss. If you follow a program of dollar cost averaging on a long-term basis and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are surrendered will be higher than the average cost per share.

  Under dollar cost averaging you invest the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps you from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. The price could be lower, however, if the fund chosen does not follow these historical trends.


  If you are contemplating the use of dollar cost averaging you should consider your ability to continue the on-going purchases in order to take advantage of periods of low price levels.

DIVERSIFICATION

  Diversifying investment choices can enhance returns, by providing a wider opportunity for safe returns, and reduce risks, by spreading the chance of loss. Holding a single investment requires a safe return because a loss may risk the entire investment. By diversifying, on the other hand, you can more safely take a chance that some investments will under-perform and that others will over-perform. Thus you can potentially earn a better-than-average rate of return on a diversified portfolio than on a single safe investment. This is because, although some of a diversified investment may be totally lost, some of the investment may perform at above-average rates that more than compensate for the loss.

MISCELLANEOUS

  Toll-free telephone service:
                       --A recording of daily unit values is available by
                        calling 1-800-333-2501.

                       --Fund transfers and changes of future purchase payment
                        allocations can be made by calling 1-800-435-4117.

  Written Communications:
                       --All communications and inquiries regarding address
                        changes, premium payments, billing, fund transfers, surrenders, maturities and any other processing matters relating to your Contract should be directed to:

                           New England Annuities
                           P.O. Box 642
                           Boston, Mass 02116

                                  APPENDIX B

                       CONTINGENT DEFERRED SALES CHARGE

  The following example illustrates how the Contingent Deferred Sales Charge would apply if the commuted value of amounts that have been placed under certain payment options is later withdrawn. As described in the prospectus in the section "Contingent Deferred Sales Charge," no Contingent Deferred Sales Charge will apply if at any time more than 30 days from the time your Contract is issued you apply the proceeds to a variable or fixed payment option involving a life contingency or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option, or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under the variable payment options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge that was waived. Amounts applied to a fixed payment option may not be commuted. The waiver is based on the ratio of:
(1) the number of whole months remaining on the date of withdrawal until the date when the Contingent Deferred Sales Charge would expire, to (2) the number of whole months that were remaining when the proceeds were applied to the option, until the date when the Contingent Deferred Sales Charge would expire.

  As an example, assume that you apply $100,000 of Contract Value (net of any premium tax charge and Administration Contract Charge) to the Variable Income for a Specified Number of Years Option for a 20 year period. Assume further that the proceeds are derived from a $30,000 purchase payment made ten years ago, a $30,000 purchase payment made exactly two years ago, and investment earnings, and that the Contingent Deferred Sales Charge waived when the proceeds were applied to the payment option was $600. If the Payee surrenders the commuted value of the proceeds under option six months later, the Contingent Deferred Sales Charge would be $450 (representing the $600 waived at annuitization multiplied by 18/24, where 18 is the number of whole months currently remaining until the Contingent Deferred Sales Charge would expire, and 24 is the number of whole months that remained at the time of annuitization until the Contingent Deferred Sales Charge would expire).

                                  APPENDIX C

                                  PREMIUM TAX

  Premium tax rates are subject to change. At present we pay premium taxes in the following jurisdictions at the rates shown:

                                   CONTRACTS USED WITH TAX
JURISDICTION                      QUALIFIED RETIREMENT PLANS ALL OTHER CONTRACTS
------------                      -------------------------- -------------------
California.......................            0.50%                  2.35%
Kentucky.........................            2.00%                  2.00%
Maine............................              --                   2.00%
Nevada...........................              --                   3.50%
Puerto Rico......................            1.00%                  1.00%
South Dakota.....................              --                   1.25%
West Virginia....................            1.00%                  1.00%
Wyoming..........................              --                   1.00%

  See "Premium Tax Charges" in the prospectus for more information about how premium taxes affect your Contract.

                                APPENDIX D

                       AVERAGE ANNUAL TOTAL RETURN

  The tables below illustrate hypothetical average annual total returns for each sub-account for the periods shown, based on the actual investment experience of the New England Zenith Fund (the "Zenith Fund") during those periods. The tables do not represent what may happen in the future.

  The Variable Account was not established until July, 1994. The Contracts were not available before October, 1996. The Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series commenced operations on August 26, 1983. The Westpeak Growth and Income and Goldman Sachs Midcap Value Series (formerly the Loomis Sayles Avanti Growth Series) commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994. The six other Eligible Funds did not commence operations until October 31, 1994.

  We base calculations of average annual total return on the assumption that a single investment of $1,000 was made at the beginning of each period shown. The figures do not reflect the effect of any premium tax charge, which applies in certain states, and which would reduce the results shown.

  The average annual total return is related to surrender value and is calculated as follows. The amount of the assumed $1,000 purchase payment for a Contract issued at the beginning of the period is divided by the Accumulation Unit Value of each sub-account at the beginning of the period shown to arrive at the number of Accumulation Units purchased. The number of Accumulation Units is reduced on each Contract anniversary to reflect deduction of the annual $30 Administration Contract Charge from the Contract Value. For purposes of this calculation, the maximum Administration Contract Charge of $30 is deducted, although the actual charge will be the lesser of 2% of Contract Value and $30 (and may be waived for certain large Contracts). Each such $30 deduction reduces the number of units held under the Contract by an amount equal to $30 divided by the Accumulation Unit Value on the date of the deduction. The total number of units held under the Contract at the beginning of the last Contract Year covered by the period shown is multiplied by the Accumulation Unit Value on December 31, 1998 to arrive at the Contract Value on that date. This Contract Value is then reduced by the applicable Contingent Deferred Sales Charge and the portion of the $30 Administration Contract Charge which would be deducted upon surrender on December 31, 1998 to arrive at the surrender value. The average annual total return is the annual compounded rate of return which would produce the surrender value on December 31, 1998. In other words, the average annual total return is the rate which, when added to 1, raised to a power reflecting the number of years in the period shown, and multiplied by the initial $1,000 investment, yields the surrender value at the end of the period. The average annual total returns assume that no premium tax charge has been deducted.

                FUND TOTAL RETURN ADJUSTED FOR CONTRACT CHARGES

                              (NON-STANDARD)

  For purchase payment allocated to the Loomis Sayles Small Cap Series:

                          PERIOD ENDING DECEMBER 31, 1998
                          -------------------------------
     1 Year.............................................................. -8.31%
     Since Inception of the Fund......................................... 12.48%

  For purchase payment allocated to the Morgan Stanley International Magnum
Equity Series:*

                          PERIOD ENDING DECEMBER 31, 1998
                          -------------------------------
     1 Year..............................................................   .42%
     Since Inception of the Fund.........................................  1.10%

  For purchase payment allocated to the Alger Equity Growth Series:

                          PERIOD ENDING DECEMBER 31, 1998
                          -------------------------------
     1 Year.............................................................. 40.31%
     Since Inception of the Fund......................................... 26.57%

--------

* The Morgan Stanley International Magnum Equity Series' subadviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Dean Witter Investment Management Inc. became the subadviser.

  For purchase payment allocated to the Goldman Sachs Midcap Value Series**:

                         PERIOD ENDING DECEMBER 31, 1998
                         -------------------------------
     1 Year........................................................... -11.85%
     5 Years..........................................................   7.50%
     Since Inception of the Fund......................................   9.00%

  For purchase payment allocated to the Davis Venture Value Series:

                         PERIOD ENDING DECEMBER 31, 1998
                         -------------------------------
     1 Year...........................................................   7.30%
     Since Inception of the Fund......................................  22.11%

  For purchase payment allocated to the Westpeak Growth and Income Series:

                         PERIOD ENDING DECEMBER 31, 1998
                         -------------------------------
     1 Year...........................................................  17.21%
     5 Years..........................................................  17.77%
     Since Inception of the Fund......................................  17.98%

  For purchase payment allocated to the Loomis Sayles Balanced Series:

                         PERIOD ENDING DECEMBER 31, 1998
                         -------------------------------
     1 Year...........................................................   2.19%
     Since Inception of the Fund......................................  12.25%

  For purchase payment allocated to the Salomon Brothers Strategic Bond
Opportunities Series:

                         PERIOD ENDING DECEMBER 31, 1998
                         -------------------------------
     1 Year...........................................................  -4.62%
     Since Inception of the Fund......................................   6.97%

  For purchase payment allocated to the Back Bay Advisors Bond Income Series:

                         PERIOD ENDING DECEMBER 31, 1998
                         -------------------------------
     1 Year...........................................................   2.13%
     5 Years..........................................................   4.23%
     10 years.........................................................   6.61%
     Since Inception of the Fund......................................   7.41%

  For purchase payment allocated to the Salomon Brothers U.S. Government
Series:

                         PERIOD ENDING DECEMBER 31, 1998
                         -------------------------------
     1 Year...........................................................    .74%
     Since Inception of the Fund......................................   4.48%

  For purchase payment allocated to the Back Bay Advisors Money Market Series:

                         PERIOD ENDING DECEMBER 31, 1998
                         -------------------------------
     1 Year...........................................................  -1.52%
     5 Years..........................................................   1.08%
     10 years.........................................................   1.81%
     Since Inception of the Fund......................................   3.05%

--------
** The Goldman Sachs Midcap Value Series' subadviser was Loomis, Sayles &
   Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management became the subadviser.

  Information is available illustrating the impact of fund performance on annuity payouts. For examples, see "Historical Illustrations of Annuity Income Payments" and "Hypothetical Illustrations of Annuity Income Payments" in the Statement of Additional Information.

                               TABLE OF CONTENTS
                                      OF
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                           PAGE
                                                                           -----
The Company...............................................................  II-3
Services Relating to the Variable Account.................................  II-3
Performance Comparisons...................................................  II-3
Calculation of Performance Data...........................................  II-4
Net Investment Factor..................................................... II-16
Annuity Payments.......................................................... II-16
Hypothetical Illustrations of Annuity Income Payouts...................... II-18
Historical Illustrations of Annuity Income Payouts........................ II-21
Experts................................................................... II-25
Legal Matters............................................................. II-25
Appendix A................................................................ II-26
Financial Statements......................................................   F-1

  If you would like a copy of the Statement of Additional Information, please complete the request form below and mail to:

  New England Securities Corporation
  399 Boylston Street
  Boston, Massachusetts 02116

               Please send a copy of the Statement of Additional
            Information for New England Variable Annuity Separate
                   Account (American Forerunner Series) to:

           --------------------------------------------------------
           Name

           --------------------------------------------------------
           Street

           --------------------------------------------------------
           City                      State                      Zip

                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                               BOSTON, MA 02116

                                    RECEIPT

  This is to acknowledge receipt of an American Forerunner Series Prospectus dated April 30, 1999. This Variable Annuity Contract is offered by New England Life Insurance Company.

_____________________________________     _____________________________________
               (Date)                             (Client's Signature)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

                          AMERICAN FORERUNNER SERIES

                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                 ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)

                              APRIL 30, 1999

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated April 30, 1999 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities") 399 Boylston Street, Boston, Massachusetts 02116.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           -----
The Company...............................................................  II-3
Services to the Variable Account..........................................  II-3
Performance Comparisons...................................................  II-3
Calculation of Performance Data...........................................  II-4
Net Investment Factor..................................................... II-16
Annuity Payments.......................................................... II-16
Hypothetical Illustrations of Annuity Income Payouts...................... II-18
Historical Illustrations of Annuity Income Payouts........................ II-21
The Fixed Account......................................................... II-24
Experts................................................................... II-25
Legal Matters............................................................. II-25
Appendix A................................................................ II-26
Financial Statements......................................................   F-1

                                  THE COMPANY

  New England Life Insurance Company ("The Company") is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife").

                SERVICES RELATING TO THE VARIABLE ACCOUNT

  The Company maintains the books and records of the Variable Account and provides issuance and other administrative services for the Contracts.

  Auditors. Deloitte & Touche LLP, located at 125 Summer Street, Boston, Massachusetts 02110, conducts an annual audit of the Variable Account's financial statements.

  Principal Underwriter. New England Securities Corporation ("New England Securities"), an indirect subsidiary of the Company, serves as principal underwriter for the Variable Account pursuant to a distribution agreement with the Company. The Contracts are offered continuously and may be sold by registered representatives of broker-dealers that have selling agreements with New England Securities as well as by the Company's life insurance agents and insurance brokers who are registered representatives of New England Securities. The Company pays commissions, none of which are retained by New England Securities, in connection with sales of the Contracts.

                            PERFORMANCE COMPARISONS

  Articles and releases, developed by the Company, the Eligible Funds (as defined in the Prospectus) and other parties, about the Account or the Eligible Funds regarding performance, rankings, statistics and analyses of the Account's, the individual Eligible Funds' and fund groups' asset levels and sales volumes, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in publications, including, but not limited to, those publications listed in Appendix A to this Statement of Additional Information. In particular, some or all of these publications may publish their own rankings or performance reviews including the Account or the Eligible Funds. References to or reprints of such articles may be used in the Company's promotional literature. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style. The references may allude to or include excerpts from articles appearing in the media.

  The advertising and sales literature of the Contract and the Account may refer to historical, current and prospective economic trends and may include historical and current performance and total returns of investment alternatives.

  In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and prospective Contractholders. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                        CALCULATION OF PERFORMANCE DATA

  The tables below illustrate hypothetical average annual total returns for each sub-account for the periods shown, based on the actual investment experience of the New England Zenith Fund (the "Zenith Fund") during those periods. The tables do not represent what may happen in the future.

  The Variable Account was not established until July, 1994. The Contracts were not available before October, 1996. The Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series commenced operations on August 26, 1983. The Westpeak Growth and Income and Goldman Sachs Midcap Value Series (formerly the Loomis Sayles Avanti Growth Series) commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994. The six other Eligible Funds did not commence operations until October 31, 1994.

  Calculations of average annual total return are based on the assumption that a single investment of $1,000 was made at the beginning of each period shown. The figures do not reflect the effect of any premium tax charge, which applies in certain states, and which would reduce the results shown.

  The average annual total return is related to surrender value and is calculated as follows. The amount of the assumed $1,000 purchase payment for a Contract issued at the beginning of the period is divided by the Accumulation Unit Value of each sub-account at the beginning of the period shown to arrive at the number of Accumulation Units purchased. The number of Accumulation Units is reduced on each Contract anniversary to reflect deduction of the annual $30 Administration Contract Charge from the Contract Value. For purposes of this calculation, the maximum Administration Contract Charge of $30 is deducted, although the actual charge will be the lesser of 2% of Contract Value and $30 (and may be waived for certain large Contracts). Each such $30 deduction reduces the number of units held under the Contract by an amount equal to $30 divided by the Accumulation Unit Value on the date of the deduction. The total number of units held under the Contract at the beginning of the last Contract Year covered by the period shown is multiplied by the Accumulation Unit Value on December 31, 1998 to arrive at the Contract Value on that date. This Contract Value is then reduced by the applicable Contingent Deferred Sales Charge and the portion of the $30 Administration Contract Charge which would be deducted upon surrender on December 31, 1998 to arrive at the surrender value. The average annual total return is the annual compounded rate of return which would produce the surrender value on December 31, 1998. In other words, the average annual total return is the rate which, when added to 1, raised to a power reflecting the number of years in the period shown, and multiplied by the initial $1,000 investment, yields the surrender value at the end of the period. The average annual total returns assume that no premium tax charge has been deducted. See Appendix D of the prospectus for fund total return adjusted for contract charges.

  The following chart illustrates how the average annual total return was determined for the five year period ending December 31, 1998 for the sub-account investing in the Back Bay Advisors Bond Income Series based on the assumptions used in the above table. The units column below shows the number of accumulation units hypothetically purchased by the $1000 investment in the Series in the first year. The units are reduced on each Contract anniversary to reflect the deduction of the $30 Administration Contract Charge. The illustration assumes no premium tax charge is deducted.

  The unit values of the sub-accounts reflect the change in the net asset value of the underlying Eligible Funds plus the reinvestment of dividends from net investment income and of distributions from net realized gains, if any. The unit values also reflect the deduction of the Mortality and Expense Risk Charge as well as the Administration Asset Charge.

                                                                      AVERAGE
                                          UNIT   CONTRACT SURRENDER ANNUAL TOTAL
DATE                            UNITS    VALUE    VALUE     VALUE      RETURN
----                           -------- -------- -------- --------- ------------
December 31, 1993............. 362.0421 2.762110 1,000.00       --        --
December 31, 1994............. 350.6902 2.642721   926.78   901.75     -9.82%
December 31, 1995............. 341.2299 3.171150 1,082.09 1,062.61      3.08%
December 31, 1996............. 332.0949 3.284075 1,090.62 1,080.81      2.62%
December 31, 1997............. 323.7742 3.605446 1,167.35 1,167.35      3.94%
December 31, 1998............. 316.0668 3.892388 1,230.25 1,230.25      4.23%

  The following charts illustrate what would have been the growth and value of a $10,000 purchase payment if it had been invested in each of the Eligible Funds on the first day of the first month after those Eligible Funds became available: September 1, 1983 for the Back Bay Advisors Money Market and Back Bay Advisors Bond Income Series; May 1, 1993 for the Westpeak Growth and Income and Goldman Sachs Midcap Value Series; May 2, 1994 for the Loomis Sayles Small Cap Series; and November 1, 1994 for the other series of the Zenith Fund. The figures shown do not reflect the deduction of any premium tax charge on surrender. During the period when the Contingent Deferred Sales Charge applies, the percentage return on surrender value from year to year (after the 1st year) will be greater than the percentage return on Contract Value for the same years. This is because the percentage return on surrender value reflects not only investment experience but also the annual reduction in the applicable Contingent Deferred Sales Charge. In the first chart, the Contract Value and surrender value on each date shown are calculated in the manner described in the preceding illustrations of average annual total return, assuming that no premium tax charge is deducted on surrender.

  In the second and third charts, the difference between the Contract Value or surrender value at the beginning and at the end of each year is divided by the beginning Contract Value or surrender value to arrive at the annual percentage change. The cumulative return information set forth in these charts is determined by taking the difference between the $10,000 investment and the ending Contract Value or surrender value and dividing it by $10,000. The annual effective rate of return in this illustration is calculated in the same manner as the average annual total return described in the preceding illustration, assuming that no premium tax charge is deducted on surrender.

                    $10,000 SINGLE PURCHASE PAYMENT CONTRACT
 BACK BAY ADVISORS BOND INCOME AND BACK BAY ADVISORS MONEY MARKET SERIES ISSUED
  SEPTEMBER 1, 1983 WESTPEAK GROWTH AND INCOME AND GOLDMAN SACHS MIDCAP VALUE SERIES ISSUED MAY 1, 1993 LOOMIS SAYLES SMALL CAP SERIES ISSUED MAY 2, 1994
      OTHER ZENITH FUND SERIES ISSUED NOVEMBER 1, 1994 INVESTMENT RESULTS

                                                                        CONTRACT VALUE(1)
                  --------------------------------------------------------------------------------------------------------
                                MORGAN                                                               SALOMON
                    LOOMIS      STANLEY                GOLDMAN                                      BROTHERS     BACK BAY
                    SAYLES   INTERNATIONAL   ALGER      SACHS      DAVIS     WESTPEAK    LOOMIS     STRATEGIC    ADVISORS
                    SMALL       MAGNUM       EQUITY     MIDCAP    VENTURE   GROWTH AND   SAYLES       BOND         BOND
                     CAP       EQUITY(2)     GROWTH    VALUE(3)    VALUE      INCOME    BALANCED  OPPORTUNITIES   INCOME
                  ---------- ------------- ---------- ---------- ---------- ---------- ---------- ------------- ----------
As of December
 31:
 1983............                                                                                               $10,351.26
 1984............                                                                                                11,507.34
 1985............                                                                                                13,498.13
 1986............                                                                                                15,315.56
 1987............                                                                                                15,476.33
 1988............                                                                                                16,573.59
 1989............                                                                                                18,396.11
 1990............                                                                                                19,653.55
 1991............                                                                                                22,920.11
 1992............                                                                                                24,517.44
 1993............                                     $11,397.11            $11,347.71                           27,304.55
 1994............ $ 9,613.26  $10,243.62   $ 9,700.49  11,222.50 $ 9,634.41  11,069.10 $ 9,973.92  $ 9,844.44    26,094.74
 1995............  12,227.33   10,742.23    14,251.70  14,447.98  13,254.98  14,919.25  12,291.89   11,604.89    31,281.00
 1996............  15,784.66   11,313.70    15,936.61  16,789.71  16,480.87  17,409.10  14,195.49   13,107.39    32,363.23
 1997............  19,474.27   11,026.22    19,791.42  19,467.10  21,751.76  22,967.87  16,297.39   14,383.63    35,498.96
 1998............  18,926.99   11,679.13    28,921.23  18,196.53  24,606.85  28,267.31  17,573.48   14,500.07    38,292.82
                                                                        SURRENDER VALUE(1)
                  --------------------------------------------------------------------------------------------------------
                                MORGAN                                                               SALOMON
                    LOOMIS      STANLEY                GOLDMAN                                      BROTHERS     BACK BAY
                    SAYLES   INTERNATIONAL   ALGER      SACHS      DAVIS     WESTPEAK    LOOMIS     STRATEGIC    ADVISORS
                    SMALL       MAGNUM       EQUITY     MIDCAP    VENTURE   GROWTH AND   SAYLES       BOND         BOND
                     CAP       EQUITY(2)     GROWTH    VALUE(3)    VALUE      INCOME    BALANCED  OPPORTUNITIES   INCOME
                  ---------- ------------- ---------- ---------- ---------- ---------- ---------- ------------- ----------
As of December
 31:
 1983............                                                                                               $ 9,967.21
 1984............                                                                                                11,197.34
 1985............                                                                                                13,288.13
 1986............                                                                                                15,205.56
 1987............                                                                                                15,466.33
 1988............                                                                                                16,563.59
 1989............                                                                                                18,386.11
 1990............                                                                                                18,643.55
 1991............                                                                                                22,910.11
 1992............                                                                                                24,507.44
 1993............                                     $10,977.11            $10,927.71                           27,294.55
 1994............ $ 9,251.23  $ 9,868.87   $ 9,347.47  10,902.50 $ 9,284.03  10,749.81 $ 9,609.96  $ 9,485.66    26,084.74
 1995............  11,909.83   10,445.35    13,946.70  14,227.98  12,949.96  14,699.25  11,986.89   11,299.89    31,271.00
 1996............  15,567.16   11,108.70    15,731.61  16,669.71  16,275.87  17,289.10  13,990.49   12,902.39    32,353.23
 1997............  19,356.77   10,922.22    19,686.42  19,447.10  21,646.76  22,947.87  16,192.39   14,278.63    35,488.96
 1998............  18,909.49   11,674.13    28,916.23  18,176.53  24,601.85  28,247.31  17,568.48   14,495.07    38,282.82
                   SALOMON    BACK BAY
                   BROTHERS   ADVISORS
                     U.S.      MONEY
                  GOVERNMENT   MARKET
                  ---------- ----------
As of December
 31:
 1983............            $10,270.39
 1984............             11,227.73
 1985............             12,003.81
 1986............             12,662.45
 1987............             13,324.15
 1988............             14,152.61
 1989............             15,278.22
 1990............             16,334.13
 1991............             17,145.98
 1992............             17,589.42
 1993............             17,901.77
 1994............ $10,043.75  18,397.52
 1995............  11,407.18  19,222.62
 1996............  11,636.91  19,975.60
 1997............  12,466.59  20,802.21
 1998............  13,251.36  21,649.04
                   SALOMON    BACK BAY
                   BROTHERS   ADVISORS
                     U.S.      MONEY
                  GOVERNMENT   MARKET
                  ---------- ----------
As of December
 31:
 1983............            $ 9,899.58
 1984............             10,917.73
 1985............             11,793.81
 1986............             12,552.45
 1987............             13,314.15
 1988............             14,142.61
 1989............             15,268.22
 1990............             16,324.13
 1991............             17,135.98
 1992............             17,579.42
 1993............             17,891.77
 1994............ $ 9,677.00  18,387.52
 1995............  11,102.18  19,212.62
 1996............  11,431.91  19,965.60
 1997............  12,361.59  20,792.21
 1998............  13,246.36  21,639.04

                 ANNUAL PERCENTAGE CHANGE IN CONTRACT VALUE(1)

                                     MORGAN                                                      SALOMON
                          LOOMIS     STANLEY            GOLDMAN                                 BROTHERS
                          SAYLES  INTERNATIONAL ALGER    SACHS    DAVIS    WESTPEAK   LOOMIS    STRATEGIC
                          SMALL      MAGNUM     EQUITY   MIDCAP  VENTURE    GROWTH    SAYLES      BOND
                           CAP      EQUITY(2)   GROWTH  VALUE(3)  VALUE   AND INCOME BALANCED OPPORTUNITIES
                          ------  ------------- ------  -------- -------  ---------- -------- -------------
As of December 31:
 1983...................
 1984...................
 1985...................
 1986...................
 1987...................
 1988...................
 1989...................
 1990...................
 1991...................
 1992...................
 1993...................                                 13.97%              13.48%
 1994...................  -3.87%       2.44%     -3.00%  -1.53    -3.66%     -2.46    -0.26%      -1.56%
 1995...................  27.19        4.87      46.92   28.74    37.58      34.78    23.24       17.88
 1996...................  29.09        5.32      11.82   16.21    24.34      16.69    15.49       12.95
 1997...................  23.37       -2.54      24.19   15.95    31.98      31.93    14.81        9.74
 1998...................  -2.81        5.92      46.13   -6.53    13.13      23.07     7.83         .81
Cumulative Return.......  89.27       16.79     189.21   81.97   146.07     182.67    75.73       45.00
Annual Effective Rate of
 Return.................  14.65        3.80      29.05   11.14    24.14      20.12    14.50        9.33

                                                                               LEHMAN
                                                                            INTERMEDIATE
                          BACK BAY  SALOMON   BACK BAY                      GOVERNMENT/
                          ADVISORS  BROTHERS  ADVISORS DOW JONES  S&P 500    CORPORATE   CONSUMER
                            BOND      U.S.     MONEY   INDUSTRIAL  STOCK        BOND      PRICE
                           INCOME  GOVERNMENT  MARKET  AVERAGE(4) INDEX(5)    INDEX(6)   INDEX(7)
                          -------- ---------- -------- ---------- --------  ------------ --------
As of December 31:
 1983...................     3.51%               2.70%      5.11%     1.79%      4.51%     1.07%
 1984...................    11.17                9.32       1.35      6.27      14.37      3.95
 1985...................    17.30                6.91      33.62     31.73      18.06      3.77
 1986...................    13.46                5.49      27.25     18.66      13.13      1.13
 1987...................     1.05                5.23       5.55      5.25       3.66      4.41
 1988...................     7.09                6.22      16.21     16.61       6.67      4.42
 1989...................    11.00                7.95      32.24     31.69      12.77      4.65
 1990...................     6.84                6.91       -.54     -3.10       9.16      6.11
 1991...................    16.62                4.97      24.25     30.47      14.62      3.06
 1992...................     6.97                2.59       7.40      7.62       7.17      2.90
 1993...................    11.37                1.78      16.97     10.08       8.79      2.75
 1994...................    -4.43     0.44%      2.77       5.02      1.32      -1.93      2.67
 1995...................    19.87    13.57       4.48      36.94     37.58      15.33      2.54
 1996...................     3.46     2.01       3.92      28.91     22.96       4.05      3.32
 1997...................     9.69     7.13       4.14      24.91     33.36       7.87      1.83
 1998...................     7.87     6.29       4.07      18.14     28.52       8.44      1.61
Cumulative Return.......   282.93    32.51     116.49   1,149.92  1,102.45     299.72     63.57
Annual Effective Rate of
 Return.................     9.15     6.99       5.17      17.90     17.60       9.46      3.26

                 ANNUAL PERCENTAGE CHANGE IN SURRENDER VALUE(1)

                                     MORGAN                                                      SALOMON
                          LOOMIS     STANLEY            GOLDMAN                                 BROTHERS
                          SAYLES  INTERNATIONAL ALGER    SACHS    DAVIS    WESTPEAK   LOOMIS    STRATEGIC
                          SMALL      MAGNUM     EQUITY   MIDCAP  VENTURE    GROWTH    SAYLES      BOND
                           CAP      EQUITY(2)   GROWTH  VALUE(3)  VALUE   AND INCOME BALANCED OPPORTUNITIES
                          ------  ------------- ------  -------- -------  ---------- -------- -------------
As of December 31:
 1983...................
 1984...................
 1985...................
 1986...................
 1987...................
 1988...................
 1989...................
 1990...................
 1991...................
 1992...................
 1993...................                                  9.77%               9.28%
 1994...................  -7.49%      -1.31%     -6.53%  -0.68    -7.16%     -1.63    -3.90%      -5.14%
 1995...................  28.74        5.84      49.20   30.50    39.49      36.74    24.73       19.13
 1996...................  30.71        6.35      12.80   17.16    25.68      17.62    16.71       14.18
 1997...................  24.34       -1.68      25.14   16.66    33.00      32.73    15.74       10.67
 1998...................  -2.31        6.88      46.88   -6.53    13.65      23.09      8.5        1.52
Cumulative Return.......  89.09       16.74     189.16   81.77   146.02     182.47    75.68       44.95
Annual Effective Rate of
 Return.................  14.63        3.79      29.04   11.12    24.13      20.10    14.49        9.32

                                                                               LEHMAN
                                                                            INTERMEDIATE
                          BACK BAY  SALOMON   BACK BAY                      GOVERNMENT/
                          ADVISORS  BROTHERS  ADVISORS DOW JONES  S&P 500    CORPORATE   CONSUMER
                            BOND      U.S.     MONEY   INDUSTRIAL  STOCK        BOND      PRICE
                           INCOME  GOVERNMENT  MARKET  AVERAGE(4) INDEX(5)    INDEX(6)   INDEX(7)
                          -------- ---------- -------- ---------- --------  ------------ --------
As of December 31:
 1983...................    -0.33%              -1.10%      5.11%     1.79%      4.51%     1.07%
 1984...................    12.34               10.40       1.35      6.27      14.38      3.95
 1985...................    18.67                8.02      33.62     31.73      18.06      3.77
 1986...................    14.43                6.43      27.25     18.66      13.13      1.13
 1987...................     1.71                6.07       5.55      5.25       3.66      4.41
 1988...................     7.09                6.22      16.21     16.61       6.67      4.42
 1989...................    11.00                7.96      32.24     31.69      12.77      4.65
 1990...................     6.84                6.92       -.54     -3.10       9.16      6.11
 1991...................    16.63                4.97      24.25     30.47      14.62      3.06
 1992...................     6.97                2.59       7.40      7.62       7.17      2.90
 1993...................    11.37                1.78      16.97     10.08       8.79      2.75
 1994...................    -4.43    -3.23%      2.77       5.02      1.32      -1.93      2.67
 1995...................    19.88    14.73       4.49      36.94     37.58      15.33      2.54
 1996...................     3.46     2.97       3.92      28.91     22.96       4.05      3.32
 1997...................     9.69     8.13       4.14      24.91     33.36       7.87      1.83
 1998...................     7.87     7.16       4.07      18.14     28.52       8.44      1.61
Cumulative Return.......   282.83    32.46     116.39   1,149.92  1,102.45     299.72     63.57
Annual Effective Rate of
 Return.................     9.15     6.98       5.16      17.90     17.60       9.46      3.26

--------
NOTES:
(1) The Contract Values, surrender values, and annual percentage change figures assume reinvestment of dividends and capital gain distributions. The Contract Values are net of all deductions and expenses other than any applicable Contingent Deferred Sales Charge or premium tax charge. Each surrender value equals the Contract Value less any applicable Contingent Deferred Sales Charge and a pro rata portion of the annual $30 Administration Contract Charge, but does not reflect a deduction for the premium tax charge. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions."). 1983 figures for the Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series are from September 1 through December 31, 1983. 1993 figures for the Westpeak Growth and Income and Goldman Sachs Midcap Value Series are from May 1 through December 31, 1993. 1994 figures for the Loomis Sayles Small Cap Series are from May 2 through December 31, 1994. 1994 figures for all other series of the Zenith Fund are from November 1 through December 31, 1994.

(2) The Morgan Stanley International Magnum Equity Series' subadviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Dean Witter Investment Management Inc. became the subadviser.
(3) The Goldman Sachs Midcap Value Series' subadviser was Loomis, Sayles & Company, L.P. until May 1, 1998 when Goldman Sachs Asset Management became the subadviser.
(4) The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange. The annual percentage change figures have been adjusted to reflect reinvestment of dividends. 1983 figures are from September 1 through December 31, 1983.
(5) The S&P 500 Stock Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. The annual percentage change figures have been adjusted to reflect reinvestment of dividends. 1983 figures are from September 1 through December 31, 1983.
(6) The Lehman Intermediate Government/Corporate Bond Index is a subset of the Lehman Government/ Corporate Bond Index covering all issues with maturities between 1 and 10 years which is composed of taxable, publicly-issued, non-convertible debt obligations issued or guaranteed by the U.S. Government or its agencies and another Lehman index that is composed of taxable, fixed rate publicly-issued, investment grade non-convertible corporate debt obligations. 1983 figures are from September 1 through December 31, 1983.
(7) The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services. 1983 figures are from September 1 through December 31, 1983.

  The chart below illustrates what would have been the change in value of a $250 monthly investment under a Contract in each of the Eligible Funds if purchase payments had been made on the first day of each month starting with September 1, 1983 for the Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series, May 1, 1993 for the Westpeak Growth and Income and Goldman Sachs Midcap Value Series, May 2, 1994 for the Loomis Sayles Small Cap Series and November 1, 1994 for the other series of the Zenith Fund. The figures shown do not reflect the deduction of any premium tax charge on surrender, and only surrender values, not Contract Values, reflect the deduction of any applicable Contingent Deferred Sales Charge. Each purchase payment is divided by the Accumulation Unit Value of each sub-account on the date of the investment to calculate the number of Accumulation Units purchased. The total number of units under the Contract is reduced on each Contract anniversary to reflect the $30 Administration Contract Charge, in the same manner as described in the illustrations of average annual total return. The Contract Value and the surrender value are calculated according to the methods described in the preceding examples. The annual effective rate of return in this illustration represents the compounded annual rate that the hypothetical purchase payments shown would have had to earn in order to produce the Contract Value and surrender value illustrated on December 31, 1997. The annual effective rate of return is the rate which, when added to 1 and raised to a power equal to the number of months for which the payment is invested divided by twelve, and multiplied by the payment amount, for all monthly payments, would yield the Contract Value or surrender value on the ending date of the illustration.

                              INVESTMENT RESULTS

  SEPTEMBER 1, 1983--DECEMBER 31, 1998 FOR BACK BAY ADVISORS BOND INCOME AND
   BACK BAY ADVISORS MONEY MARKET SERIES MAY 1, 1993--DECEMBER 31, 1998 FOR WESTPEAK GROWTH AND INCOME AND LOOMIS SAYLES AVANTI GROWTH SERIESMAY 2, 1994--
    DECEMBER 31, 1998 FOR LOOMIS SAYLES SMALL CAP SERIES NOVEMBER 1, 1994--
              DECEMBER 31, 1998 FOR OTHER ZENITH FUND SERIES

                                                          CONTRACT VALUE
                                      ----------------------------------------------------------
                                                     MORGAN
                                        LOOMIS       STANLEY                GOLDMAN
                                        SAYLES    INTERNATIONAL   ALGER      SACHS       DAVIS
                          CUMULATIVE    SMALL        MAGNUM      EQUITY      MIDCAP     VENTURE
                          PAYMENTS(1)    CAP        EQUITY(2)    GROWTH     VALUE(3)     VALUE
                          ----------- ----------  ------------- ---------  ----------  ---------
As of December 31:
 1983...................    $ 1,000
 1984...................      4,000
 1985...................      7,000
 1986...................     10,000
 1987...................     13,000
 1988...................     16,000
 1989...................     19,000
 1990...................     22,000
 1991...................     25,000
 1992...................     28,000
 1993...................     31,000                                        $ 2,125.09
 1994...................     34,000   $ 1,956.63    $  511.62   $  497.92    5,115.79  $  495.14
 1995...................     37,000     5,897.75     3,646.54    4,233.52    9,930.80   4,136.90
 1996...................     40,000    11,030.05     6,891.00    7,903.51   14,748.59   8,577.96
 1997...................     43,000    17,045.93     9,614.33   13,096.06   20,339.73  14,740.51
 1998...................     46,000    19,602.90    13,146.13   22,938.95   21,856.39  19,953.69
Annual Effective Rate of
 Return.................                   14.43%        2.38%      30.01%       8.78%     22.84%

--------

(1) For the Westpeak Growth and Income and Goldman Sachs Midcap Value series cumulative payments of December 31, 1993 would be $2,000, as of December 31, 1994 would be $5,000, as of December 31, 1995 would be $8,000 as of December 31, 1996 would be $11,000, as of December 31, 1997 would be $14,000 and as of December 31, 1998 would be $17,000. For the Loomis Sayles Small Cap Series cumulative payments as of December 31, 1994 would be $2,000, as of December 31, 1995 would be $5,000 as of December 31, 1996 would be $8,000, as of December 31, 1997 would be $11,000 and as of December 31, 1998 would be $14,000. For the other Zenith Fund Series, cumulative payments as of December 31, 1994 would be $500, as of December 31, 1995 would be $3,500 as of December 31, 1996 would be $6,500, as of December 31, 1997 would be $9,500 and as of December 31, 1998 would be $12,500.

(2) The Morgan Stanley International Magnum Equity Series' subadviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Dean Witter Investment Management Inc. became the subadviser.

(3) The Goldman Sachs Midcap Value Series' subadviser was Loomis, Sayles & Company, L.P. until May 1, 1998 when Goldman Sachs Asset Management became the subadviser.

                                                                 CONTRACT VALUE
                                      ------------------------------------------------------------------------
                                                                 SALOMON
                                                                BROTHERS     BACK BAY    SALOMON     BACK BAY
                                       WESTPEAK     LOOMIS      STRATEGIC    ADVISORS    BROTHERS    ADVISORS
                          CUMULATIVE    GROWTH      SAYLES        BOND         BOND        U.S.       MONEY
                          PAYMENTS(1) AND INCOME   BALANCED   OPPORTUNITIES   INCOME    GOVERNMENT    MARKET
                          ----------- ----------  ----------  ------------- ----------  ----------  ----------
As of December 31:
 1983...................    $ 1,000                                         $ 1,013.55              $ 1,016.83
 1984...................      4,000                                           4,360.19                4,241.06
 1985...................      7,000                                           8,402.33                7,627.78
 1986...................     10,000                                          12,703.24               11,121.55
 1987...................     13,000                                          15,865.00               14,791.57
 1988...................     16,000                                          20,068.30               18,822.80
 1989...................     19,000                                          25,450.73               23,459.07
 1990...................     22,000                                          30,372.07               28,210.29
 1991...................     25,000                                          38,766.70               32,711.68
 1992...................     28,000                                          44,628.94               36,625.42
 1993...................     31,000   $ 2,123.78                             52,847.29               40,339.74
 1994...................     34,000     5,067.22  $   502.44   $   492.42    53,498.02  $   502.65   44,548.95
 1995...................     37,000    10,317.07    3,914.86     3,823.97    67,450.71    3,744.38   49,664.32
 1996...................     40,000    15,361.29    7,815.88     7,514.40    72,948.46    6,881.60   54,723.55
 1997...................     43,000    23,719.80   12,200.17    11,394.88    83,237.32   10,496.95   60,111.05
 1998...................               32,575.15   16,296.83    14,478.83    92,961.20   14,252.27   65,683.47
Annual Effective Rate of
 Return.................                   22.94%      12.74%        6.99%        8.62%       6.23%       4.48%

                                                             SURRENDER VALUE
                                      -----------------------------------------------------------------
                                                     MORGAN
                                        LOOMIS       STANLEY                 GOLDMAN
                                        SAYLES    INTERNATIONAL   ALGER       SACHS       DAVIS
                          CUMULATIVE    SMALL        MAGNUM       EQUITY      MIDCAP     VENTURE
                          PAYMENTS(1)    CAP        EQUITY(2)     GROWTH     VALUE(3)     VALUE
                          ----------- ----------  ------------- ----------  ----------  ----------
As of December 31:
 1983...................    $ 1,000
 1984...................      4,000
 1985...................      7,000
 1986...................     10,000
 1987...................     13,000
 1988...................     16,000
 1989...................     19,000
 1990...................     22,000
 1991...................     25,000
 1992...................     28,000
 1993...................     31,000                                         $ 2,025.09
 1994...................     34,000   $ 1,803.92    $  487.16   $   474.00    4,924.01  $   471.34
 1995...................     37,000     5,550.25     3,513.46     4,093.52    9,660.80    3,996.90
 1996...................     40,000    10,522.55     6,676.42     7,678.51   14,438.59    8,352.96
 1997...................     43,000    16,738.43     9,368.02    12,816.06   20,019.73   14,460.51
 1998...................               19,285.40    12,844.53    22,633.95   21,536.39   19,648.69
Annual Effective Rate of
 Return ................                   13.72%        1.28%       29.32%       8.26%      22.07%

                                                                SURRENDER VALUE
                                      ------------------------------------------------------------------------
                                                                 SALOMON
                                                                BROTHERS     BACK BAY    SALOMON     BACK BAY
                                       WESTPEAK     LOOMIS      STRATEGIC    ADVISORS    BROTHERS    ADVISORS
                          CUMULATIVE    GROWTH      SAYLES        BOND         BOND        U.S.       MONEY
                          PAYMENTS(1) AND INCOME   BALANCED   OPPORTUNITIES   INCOME    GOVERNMENT    MARKET
                          ----------- ----------  ----------  ------------- ----------  ----------  ----------
As of December 31:
 1983...................    $ 1,000                                         $   964.01              $   967.16
 1984...................      4,000                                           4,200.19                4,084.91
 1985...................      7,000                                           8,162.33                7,389.54
 1986...................     10,000                                          12,413.24               10,831.55
 1987...................     13,000                                          15,555.00               14,481.57
 1988...................     16,000                                          19,758.30               18,512.80
 1989...................     19,000                                          25,140.73               23,149.07
 1990...................     22,000                                          30,062.07               27,900.29
 1991...................     25,000                                          38,456.70               32,401.68
 1992...................     28,000                                          44,318.94               36,315.42
 1993...................     31,000   $ 2,023.78                             52,537.29               40,029.74
 1994...................     34,000     4,877.50  $   478.35   $   468.73    53,188.02  $   478.54   44,238.95
 1995...................     37,000    10,047.07    3,774.86     3,684.90    67,140.71    3,608.30   49,354.32
 1996...................     40,000    15,051.29    7,590.88     7,289.40    72,638.46    6,667.73   54,413.55
 1997...................     43,000    23,399.80   11,920.17    11,114.88    82,927.30   10,217.64   59,801.05
 1998...................               32,255.15   15,991.83    14,173.83    92,651.20   13,947.27   65,373.47
Annual Effective Rate of
 Return.................                   22.59%      11.82%        5.97%        8.58%       5.20%       4.42%

-------

(1) For the Westpeak Growth and Income and Goldman Sachs Midcap Value Series, cumulative payments as of December 31, 1993 would be $2,000, as of December 31, 1994 would be $5,000, as of December 31, 1995 would be $8,000, as of December 31, 1996 would be $11,000, as of December 31, 1997 would be $14,000 and as of December 31, 1998 would be $17,000. For the Loomis Sayles Small Cap Series, cumulative payments as of December 31, 1994 would be $2,000, as of December 31, 1995 would be $5,000, as of December 31, 1996 would be $8,000, as of December 31, 1997 would be $11,000 and as of December 31, 1998 would be $14,000. For the other Zenith Fund Series, cumulative payments as of December 31, 1994 would be $500, as of December 31, 1995 would be $3,500, as of December 31, 1996 would be $6,500, as of December 31, 1997 would be $9,500 and as of December 31, 1998 would be $12,500.

(2) The Morgan Stanley International Magnum Equity Series' subadviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Dean Witter Investment Management Inc. became the subadviser.
(3) The Goldman Sachs Midcap Value Series' subadviser was Loomis, Sayles & Company, L.P. until May 1, 1998 when Goldman Sachs Asset Management became the subadviser.

  As discussed in the prospectus in the third to the last paragraph of the section entitled "Investment Performance Information," the Variable Account may illustrate historical investment performance by showing the percentage change in unit value and the annual effective rate of return of each sub-account of the Variable Account for every calendar year since inception of the corresponding Eligible Funds to the date of the illustration and for the 10, 5 and 1 year periods and the year-to-date period ending with the date of the illustration. Examples of such illustrations follow. Such illustrations do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge. The method of calculating the percentage change in unit value is described in the prospectus under "Investment Performance Information." The annual effective rate of return in these illustrations is calculated by dividing the unit value at the end of the period by the unit value at the beginning of the period, raising this quantity to the power of 1/n (where n is the number of years in the period), and then subtracting 1.

  Set forth on the following pages are illustrations of the percentage change in unit value information and annual effective rate of return information discussed above that may appear in the Variable Account's Annual and Semi-Annual Reports and in other illustrations of historical investment performance. Such illustrations do not reflect the impact of any Contingent Deferred Sales Charge or the annual Administration Contract Charge.

LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                     ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
       DATE                                                   UNIT VALUE  CHANGE
       ----                                                  ------------ ------
     May 2, 1994............................................   1.000000
     December 31, 1994......................................   0.961326   -3.9%
     December 31, 1995......................................   1.226330   27.6%
     December 31, 1996......................................   1.586549   29.4%
     December 31, 1997......................................   1.961142   23.6%
     December 31, 1998......................................   1.908711   -2.7%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     4 years, 8 months ended December 31, 1998...............  90.9%     14.9%
     1 year ended December 31, 1998..........................  -2.7%     -2.7%

MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT**

                     ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
       DATE                                                   UNIT VALUE  CHANGE
       ----                                                  ------------ ------
     October 31, 1994.......................................   1.000000
     December 31, 1994......................................   1.024334    2.4%
     December 31, 1995......................................   1.077376    5.2%
     December 31, 1996......................................   1.137758    5.6%
     December 31, 1997......................................   1.111802   -2.3%
     December 31, 1998......................................   1.180803    6.2%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     4 years, 2 months ended December 31, 1998...............  18.1%     4.1%
     1 year ended December 31, 1998..........................   6.2%     6.2%

--------
 * Unit values do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge.

** The Morgan Stanley International Magnum Equity Series' subadviser was
   Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Dean Witter Investment Management Inc. became the subadviser.

ALGER EQUITY GROWTH SUB-ACCOUNT

                     ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
       DATE                                                   UNIT VALUE  CHANGE
       ----                                                  ------------ ------
     October 31, 1994.......................................   1.000000
     December 31, 1994......................................   0.956441   -4.4%
     December 31, 1995......................................   1.408084   47.2%
     December 31, 1996......................................   1.577605   12.0%
     December 31, 1997......................................   1.962217   24.4%
     December 31, 1998......................................   2.870967   46.3%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     4 years, 2 months ended December 31, 1998...............  187.1%    28.8%
     1 year ended December 31, 1998..........................   46.3%    46.3%

GOLDMAN SACHS MIDCAP VALUE SUB-ACCOUNT**

                     ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
       DATE                                                   UNIT VALUE  CHANGE
       ----                                                  ------------ ------
     April 30, 1993.........................................   1.000000
     December 31, 1993......................................   1.139711   14.0%
     December 31, 1994......................................   1.125345   -1.3%
     December 31, 1995......................................   1.452347   29.1%
     December 31, 1996......................................   1.690956   16.4%
     December 31, 1997......................................   1.964139   16.2%
     December 31, 1998......................................   1.838426   -6.4%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     5 years, 8 months ended December 31, 1998...............  83.8%     11.3%
     5 years ended December 31, 1998.........................  61.3%     10.0%
     1 year ended December 31, 1998..........................  -6.4%     -6.4%

DAVIS VENTURE VALUE SUB-ACCOUNT

                     ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
       DATE                                                   UNIT VALUE  CHANGE
       ----                                                  ------------ ------
     October 31, 1994.......................................   1.000000
     December 31, 1994......................................   0.963414   -3.7%
     December 31, 1995......................................   1.328568   37.9%
     December 31, 1996......................................   1.655125   24.6%
     December 31, 1997......................................   2.187577   32.2%
     December 31, 1998......................................   2.478010   13.3%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     4 years, 2 months ended December 31, 1998...............  147.8%    24.3%
     1 year ended December 31, 1998..........................   13.3%    13.3%

--------
 * Unit values do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge.
** The Goldman Sachs Midcap Value Series' Subadviser was Loomis, Sayles &
   Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management became the subadviser.

WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
       DATE                                                   UNIT VALUE  CHANGE
       ----                                                  ------------ ------
     April 30, 1993.........................................   1.000000
     December 31, 1993......................................   1.134771    13.5%
     December 31, 1994......................................   1.109950    -2.2%
     December 31, 1995......................................   1.499680    35.1%
     December 31, 1996......................................   1.753311    16.9%
     December 31, 1997......................................   2.316896    32.1%
     December 31, 1998......................................   2.854705    23.2%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     5 years, 8 months ended December 31, 1998...............  185.5%    20.3%
     5 years ended December 31, 1998.........................  151.6%    20.3%
     1 year ended December 31, 1998..........................   23.2%    23.2%

LOOMIS SAYLES BALANCED SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
       DATE                                                   UNIT VALUE  CHANGE
       ----                                                  ------------ ------
     October 31, 1994.......................................   1.000000
     December 31, 1994......................................   0.997365    -0.3%
     December 31, 1995......................................   1.232277    23.6%
     December 31, 1996......................................   1.426266    15.7%
     December 31, 1997......................................   1.640543    15.0%
     December 31, 1998......................................   1.772182     8.0%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     4 years, 2 months ended December 31, 1998...............   77.2%    14.7%
     1 year ended December 31, 1998..........................    8.0%     8.0%

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
       DATE                                                   UNIT VALUE  CHANGE
       ----                                                  ------------ ------
     October 31, 1994.......................................   1.000000
     December 31, 1994......................................   0.984417    -1.6%
     December 31, 1995......................................   1.163542    18.2%
     December 31, 1996......................................   1.317253    13.2%
     December 31, 1997......................................   1.448577    10.0%
     December 31, 1998......................................   1.463387     1.0%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     4 years, 2 months ended December 31, 1998...............   46.3%     9.6%
     1 year ended December 31, 1998..........................    1.0%     1.0%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge.

BACK BAY ADVISORS BOND INCOME SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
       DATE                                                   UNIT VALUE  CHANGE
       ----                                                  ------------ ------
     August 26, 1983........................................   1.000000
     December 31, 1983......................................   1.028437     2.8%
     December 31, 1984......................................   1.146514    11.5%
     December 31, 1985......................................   1.348044    17.6%
     December 31, 1986......................................   1.532610    13.7%
     December 31, 1987......................................   1.551754     1.2%
     December 31, 1988......................................   1.664845     7.3%
     December 31, 1989......................................   1.851018    11.2%
     December 31, 1990......................................   1.980714     7.0%
     December 31, 1991......................................   2.313192    16.8%
     December 31, 1992......................................   2.477440     7.1%
     December 31, 1993......................................   2.762110    11.5%
     December 31, 1994......................................   2.642721     4.3%
     December 31, 1995......................................   3.171150    20.0%
     December 31, 1996......................................   3.284075     3.6%
     December 31, 1997......................................   3.605446     9.8%
     December 31, 1998......................................   3.892388     8.0%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     15 years, 4 months ended December 31, 1998..............  289.2%     9.3%
     10 years ended December 31, 1998........................  133.8%     8.9%
     5 years ended December 31, 1998.........................   40.9%     7.1%
     1 year ended December 31, 1998..........................    8.0%     8.0%

SALOMON BROTHERS U.S. GOVERNMENT SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
       DATE                                                   UNIT VALUE  CHANGE
       ----                                                  ------------ ------
     October 31, 1994.......................................   1.000000      --
     December 31, 1994......................................   1.004348     0.4%
     December 31, 1995......................................   1.143747    13.9%
     December 31, 1996......................................   1.169805     2.3%
     December 31, 1997......................................   1.256256     7.4%
     December 31, 1998......................................   1.338375     6.5%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     4 years, 2 months ended December 31, 1998...............   33.8%     7.2%
     1 year ended December 31, 1998..........................    6.5%     6.5%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge.

BACK BAY ADVISORS MONEY MARKET SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
       DATE                                                   UNIT VALUE  CHANGE
       ----                                                  ------------ ------
     August 26, 1983........................................   1.000000
     December 31, 1983......................................   1.028407    2.8%
     December 31, 1984......................................   1.127368    9.6%
     December 31, 1985......................................   1.208374    7.2%
     December 31, 1986......................................   1.277745    5.7%
     December 31, 1987......................................   1.347602    5.5%
     December 31, 1988......................................   1.434497    6.4%
     December 31, 1989......................................   1.551704    8.2%
     December 31, 1990......................................   1.662062    7.1%
     December 31, 1991......................................   1.747768    5.2%
     December 31, 1992......................................   1.796049    2.8%
     December 31, 1993......................................   1.831027    1.9%
     December 31, 1994......................................   1.884840    2.9%
     December 31, 1995......................................   1.972491    4.7%
     December 31, 1996......................................   2.052875    4.1%
     December 31, 1997......................................   2.140953    4.3%
     December 31, 1998......................................   2.231238    4.2%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     15 years, 4 months ended December 31, 1998..............  123.1%     5.4%
     10 years ended December 31, 1998........................   55.5%     4.5%
     5 years ended December 31, 1998.........................   21.9%     4.0%
     1 year ended December 31, 1998..........................    4.2%     4.2%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge.

                             NET INVESTMENT FACTOR

  The Company determines the net investment factor ("Net Investment Factor") for any sub-account on each day on which the New York Stock Exchange is open for trading as follows:

    (1) The Company takes the net asset value per share of the Eligible Fund held in the sub-account determined as of the close of regular trading on the New York Stock Exchange on a particular day.

    (2) Next, the Company adds the per share amount of any dividend or capital gains distribution made by the Eligible Fund since the close of regular trading on the New York Stock Exchange on the preceding trading day.

    (3) This total amount is then divided by the net asset value per share of the Eligible Fund as of the close of regular trading on the New York Stock Exchange on the preceding trading day.

    (4) Finally, the Company subtracts the daily charges for the Mortality and Expense Risk Charge since the close of regular trading on the New York Stock Exchange on the preceding trading day. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" in the prospectus.) On an annual basis, the total deduction for such charges equals 1.00% of the daily net asset value of the Variable Account.

                               ANNUITY PAYMENTS

  At annuitization, the Contract Value is applied toward the purchase of monthly variable annuity payments. The amount of these payments will be determined on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the age of the Payee at annuitization, (ii) the assumed interest rate selected,
(iii) the type of payment option selected, and (iv) the investment performance of the Eligible Fund selected.

  When a variable annuity payment option is selected, the Contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the Payee, to calculate the basic payment level purchased by the Contract Value. With respect to Contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, annuity purchase rates used to calculate the basic payment level will also reflect the sex of the Payee when the annuity payment option involves a life contingency. Under such Contracts, a given Contract Value will produce a higher basic payment level for a male Payee than for a female Payee, reflecting the longer life expectancy of the female Payee. If the Contract Owner has selected an annuity payment option that guarantees that payments will be made for a certain number of years regardless of whether the Payee remains alive, the Contract Value will purchase lower monthly benefits than under a life contingent option.

  The amount of the basic payment level is determined by applying the applicable annuity purchase rate to the amount applied from each sub-account to provide the annuity. This basic payment level is converted into annuity units, the number of which remains constant. Each monthly annuity payment is in an amount equal to that number of annuity units multiplied by the applicable annuity unit value for that payment (described below). The applicable annuity unit value for each sub-account will change from day to day depending upon the investment performance of the sub-account, which in turn depends upon the investment performance of the Eligible Fund in which the sub-account invests.

  The selection of an assumed interest rate ("Assumed Interest Rate") will affect both the basic payment level and the amount by which subsequent payments increase or decrease. The basic payment level is calculated on the assumption that the Net Investment Factors applicable to the Contract will be equivalent on an annual basis to a net investment return at the Assumed Interest Rate. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the Assumed Interest Rate, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the Assumed Interest Rate, then the next payment will be smaller than the preceding payment. Unless otherwise provided, the assumed interest rate will be at an annual effective rate of 3.5%. You may select as an alternative an assumed interest rate equal to an annual effective rate of 0% or, if allowed by applicable law or regulation, 5%. A higher assumed interest rate will produce a higher first payment, a more slowly rising series of subsequent payments when the actual net investment performance exceeds the assumed interest rate, and a more rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate. A lower assumed interest rate will produce a lower first payment, a more rapidly rising series of subsequent payments when the actual net investment performance exceeds the assumed interest rate, and a less rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate.

  The number of annuity units credited under a variable payment option is determined as follows:

    (1) The Contract proceeds are applied at the Company's annuity purchase rates for the selected Assumed Interest Rate to determine the basic payment level. (The amount of Contract Value or Death Proceeds applied will be reduced by any applicable Contingent Deferred Sales Charge, Administration Contract Charge, premium tax charge and the amount of any outstanding loan plus accrued interest as described in the prospectus.)

    (2) The number of annuity units is determined by dividing the amount of the basic payment level by the applicable annuity unit value(s) next determined following the date of application of proceeds.

  The dollar amount of the initial payment will be at the basic payment level (if the initial payment is due more than 14 days after the proceeds are applied, the Company will add interest to that initial payment.) The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value which is determined at least 14 days before the payment is due.

  The value of an annuity unit for each sub-account depends on the Assumed Interest Rate and on the Net Investment Factors applicable at the time of valuation. The initial annuity unit values were set at $1.00 effective on or about the date on which shares of the corresponding Eligible Funds were first publicly available. The Net Investment Factor and, therefore, changes in the value of an annuity unit under a variable payment option, reflect the deduction of the Mortality and Expense Risk Charge and Administration Asset Charge. (See "Net Investment Factor" above.)

  The annuity unit value for each sub-account is equal to the corresponding annuity unit value for the sub-account previously determined multiplied by the applicable Net Investment Factor for that sub-account for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor ("Assumed Interest Factor") for each day of the valuation period. The Assumed Interest Factor represents the daily equivalent of the Contract's annual Assumed Interest Rate. In the calculation of annuity unit values, the Assumed Interest Factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the Contract's Assumed Interest Rate. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the Assumed Interest Rate, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the Assumed Interest Rate, the annuity unit value will decrease. At an Assumed Interest Rate of 3.5%, the Assumed Interest Factor is .9999058. Assumed Interest Factors for other Assumed Interest Rates are computed on a consistent basis.

  Illustrations of annuity income payments under various hypothetical and historical rates appear below. The monthly equivalents of the hypothetical annual net returns of (1.819)%, 3.50%, 4.08%, 6.05% and 8.01% shown in the tables at pages II-19 and II-20 are (0.15)%, 0.29%, 0.33%, 0.49% and 0.64%.

             HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

  The following tables have been prepared to show how variable annuity income payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly annuity income payments would vary over time if the return on assets in the selected portfolios were a uniform gross annual rate of 0%, 5.41%, 6%, 8% or 10%. The values would be different from those shown if the returns averaged 0%, 5.41%, 6%, 8% or 10%, but fluctuated over and under those averages throughout the years.

  The tables reflect the daily charge to the sub-accounts for assuming mortality and expense risks, which is equivalent to an annual charge of 1.00%. The amounts shown in the tables also take into account the portfolios' management fees and operating expenses which are assumed to be at an annual rate of 0.83% of the average daily net assets of the Eligible Funds. Actual fees and expenses of the portfolios associated with your Contract may be more or less than 0.83%, will vary from year to year, and will depend on how you allocate your Contract Value. See the section in your current prospectus entitled "Expense Table" for more complete details. The monthly annuity income payments illustrated are on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "Federal Income Tax Status."

  The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 1.00% for mortality and expense risk charges and the assumed 0.83% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 1.83%.

  Two tables follow. The first table assumes that 100% of the Contract Value is allocated to a variable annuity income option, the second assumes that 50% of the Contract Value is placed under a fixed annuity income option, using the fixed crediting rate the Company offered on the fixed annuity income option at the date of the illustration. Both illustrations assume that the final value of the accumulation account is $100,000 and is applied at age 65 to purchase a life annuity for a guaranteed period of 10 years certain and life thereafter.

  When part of the Contract Value has been allocated to the fixed annuity income option, the guaranteed minimum annuity income payment resulting from this allocation is also shown. The illustrated variable annuity income payments are determined through the use of standard mortality tables and an assumed interest rate of 3.5% per year. Thus, actual performance greater than 3.5% per year will result in increasing annuity income payments and actual performance less than 3.5% per year will result in decreasing annuity income payments. We offer alternative Assumed Interest Rates from which you may select. Fixed annuity income payments remain constant. Initial monthly annuity income payments under a fixed annuity income payout are generally higher than initial payments under a variable income payout option.

  These tables show the monthly income payments for several hypothetical constant assumed interest rates. of course, actual investment performance will not be constant and may be volatile. Actual monthly income amounts would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages for individual contract years. Upon request, and when you are considering an annuity income option, we will furnish a comparable illustration based on your individual circumstances.

                         ANNUITY PAY-OUT ILLUSTRATION
                            (100% VARIABLE PAYOUT)

 ANNUITANT:                    John Doe GROSS AMOUNT OF CONTRACT   $100,000
                                        VALUE:
 SEX:                          Unisex   DATE OF ILLUSTRATION:        1/1/99
 ANNUITY OPTION SELECTED:      Life Income with 10 Years Certain*
 FREQUENCY OF INCOME PAYMENTS: Monthly

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED FOR AGE 65: $639.32

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT.

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.5%

VARIABLE MONTHLY ANNUITY INCOME PAYMENT ON THE DATE OF THE
ILLUSTRATION: $581.00

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE. NO MINIMUM DOLLAR AMOUNT IS GUARANTEED.

                            AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN
                                  WITH AN ASSUMED RATE OF RETURN OF:
                            ----------------------------------------------
                      GROSS    0%     5.41%      6%       8%       10%
PAYMENT  CALENDAR     ----- ----------------- -------- -------- ----------
 YEAR      YEAR   AGE NET**  -1.81%   3.50%    4.08%    6.05%     8.01%
-------  -------- --- ----- ----------------- -------- -------- ----------
    1      1999    65       $ 581.00 $ 581.00 $ 581.00 $ 581.00 $   581.00
    2      2000    66         551.19   581.00   584.27   595.29     606.32
    3      2001    67         522.92   581.00   587.55   609.94     632.74
    4      2002    68         496.09   581.00   590.86   624.94     660.31
    5      2003    69         470.64   581.00   594.18   640.31     689.08
   10      2008    74         361.69   581.00   611.08   723.04     852.88
   15      2013    79         277.96   581.00   628.46   816.45   1,055.61
   20      2018    84         213.61   581.00   646.33   921.94   1,306.53

IT IS EMPHASIZED THAT THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------
 * Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.
** The illustrated Net Assumed Rates of Return reflect the deduction of average fund expenses and the 1.00% Mortality and Expense Risk and Administration Asset Changes from the Gross Rates of Return.

                         ANNUITY PAY-OUT ILLUSTRATION
                       (50% VARIABLE--50% FIXED PAYOUT)

 ANNUITANT:                    John Doe GROSS AMOUNT OF CONTRACT   $100,000
                                        VALUE:
 SEX:                          Unisex   DATE OF ILLUSTRATION:        1/1/99
 ANNUITY OPTION SELECTED:      Life Income with 10 Years Certain*
 FREQUENCY OF INCOME PAYMENTS: Monthly

FIXED MONTHLY ANNUITY INCOME PAYMENT FOR AGE 65 BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED: $639.32

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 50% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.5%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE, BUT WILL NEVER BE LESS THAN: $319.66 THE MONTHLY GUARANTEED PAYMENT OF $319.66 IS BEING PROVIDED BY THE $50,000 APPLIED UNDER THE FIXED ANNUITY OPTION.

                              AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN
                                   WITH AN ASSUMED RATE OF RETURN OF:
                            -------------------------------------------------
                      GROSS    0%       5.41%      6%        8%        10%
PAYMENT  CALENDAR     ----- --------- --------- --------- --------- ---------
 YEAR      YEAR   AGE NET**  -1.81%     3.50%     4.08%     6.05%     8.01%
-------  -------- --- ----- --------- --------- --------- --------- ---------
    1      1999    65       $  610.16 $  610.16 $  610.16 $  610.16 $  610.16
    2      2000    66          595.26    610.16    611.79    617.31    622.82
    3      2001    67          581.12    610.16    613.44    624.63    636.03
    4      2002    68          567.71    610.16    615.09    632.13    649.81
    5      2003    69          554.98    610.16    616.75    639.82    664.20
   10      2008    74          500.50    610.16    625.20    681.18    746.10
   15      2013    79          458.64    610.16    633.89    727.89    847.46
   20      2018    84          426.46    610.16    642.83    780.63    972.92

IT IS EMPHASIZED THAT THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------
 * Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.
** The illustrated Net Assumed Rates of Return apply only to the variable portion of the monthly payment and reflect the deduction of average fund expenses and the 1.00% Mortality and Expense Risk and Administration Asset Charges from the Gross Rate of Return.

              HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

The following tables have been prepared to show how variable annuity income payments under the Contract change with investment performance over an extended period of time. In comparison with hypothetical illustrations based on a uniform annual rate of return, the table uses historical annual returns to illustrate that monthly annuity income payments vary over time based on fluctuations in annual returns.

The tables reflect the daily charge to the sub-accounts for assuming mortality and expense risks, which is equivalent to an annual charge of 1.00%. The amounts shown in the tables also take into account the actual portfolios' management fees and operating expenses. Actual fees and expenses of the portfolios associated with your Contract may be more or less than the historical fees, will vary from year to year, and will depend on how you allocate your Contract Value. See the section in your current prospectus entitled "Expense Table" for more complete details. The monthly annuity income payments illustrated are on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "Federal Income Tax Status."

The following tables assume that 100% of the Contract Value is allocated to a variable annuity income option, that the final value of the accumulation account is $100,000 and is applied at age 65 to purchase a life annuity for a guaranteed period of 10 years certain and life thereafter. The table assumes that the Annuitant was age 65 in 1983, the year of inception for the Bond Income and Money Market portfolios, and that the Annuitant's age had increased by the time the other portfolios became available. The historical variable annuity income payments are based on an assumed interest rate of 3.5% per year. Thus, actual performance greater than 3.5% per year resulted in an increased annuity income payment and actual performance less than 3.5% per year resulted in a decreased annuity income payment. We offer alternative Assumed Interest Rates (AIR) from which you may select: 0% and 5%. An AIR of 0% will result in a lower initial payment than a 3.5% or 5% AIR. Similarly, an AIR of 5% will result in a higher initial payment than a 0% or 3.5% AIR. The illustrations are based on the current annuity purchase rates used by the Company. The rates may differ at the time you annuitize.

The table illustrates the amount of the first monthly payment for each year shown. During each year, the monthly payments would vary to reflect fluctuations in the actual rate of return on the portfolios. Upon request, and when you are considering an annuity income option, we will furnish a comparable illustration based on your individual circumstances.

                    ANNUITY PAY-OUT HISTORICAL ILLUSTRATION
                            (100% VARIABLE PAYOUT)

 ANNUITANT:                    John Doe GROSS AMOUNT OF CONTRACT   $100,000
                                        VALUE:
 SEX:                          Unisex   DATE OF ILLUSTRATION:        1/1/99
 ANNUITY OPTION SELECTED:      Life Income with 10 Years Certain*
 FREQUENCY OF INCOME PAYMENTS: Monthly

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED: FOR AGE 75: $779.75; AND FOR AGE 76: $796.56 ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT
ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN
CONSTANT: 3.50%
MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE. NO MINIMUM DOLLAR AMOUNT IS GUARANTEED.

              AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN WITH
                    100% OF THE CONTRACT VALUE INVESTED IN:

                                   MORGAN                GOLDMAN            WESTPEAK
                       LOOMIS      STANLEY      ALGER     SACHS     DAVIS    GROWTH
PAYMENT  CALENDAR      SAYLES   INTERNATIONAL  EQUITY    MIDCAP    VENTURE    AND
 YEAR      YEAR   AGE SMALL CAP    MAGNUM      GROWTH    VALUE**    VALUE    INCOME
-------  -------- --- --------- ------------- --------- --------- --------- --------
    1      1983    65
    2      1984    66
    3      1985    67
    4      1986    68
    5      1987    69
    6      1988    70
    7      1989    71
    8      1990    72
    9      1991    73
   10      1992    74
   11      1993    75                                   $  747.00           $ 747.00
   12      1994    76 $  765.00    $765.00    $  765.00    831.93 $  765.00   828.32
   13      1995    77    735.22     779.14       737.83    793.67    732.81   782.81
   14      1996    78    906.18     791.78     1,049.51    989.65    976.38 1,021.90
   15      1997    79  1,132.60     807.80     1,136.00  1,113.17  1,175.13 1,154.22
   16      1998    80  1,352.67     789.37     1,412.94  1,249.29  1,553.17 1,473.66
   17      1999    81  1,271.99     782.62     1,929.86  1,129.78  1,642.39 1,754.33

INVESTMENT PERFORMANCE RESULTS CONTAINED IN THIS REPORT REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RETURNS. THE PERFORMANCE RESULTS OF A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. SINCE IT IS HIGHLY LIKELY THAT PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HISTORICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE PAYMENTS IN THIS ILLUSTRATION ARE NET OF ALL CHARGES: MORTALITY AND EXPENSE RISK CHARGE AND ADMINISTRATION ASSET CHARGE (1.00%), MANAGEMENT FEES AND OTHER EXPENSES (These may vary from year to year. The following expenses are for the year ended December 31, 1998, after giving effect to current expense caps or deferrals: 1.00% Loomis Sayles Small Cap, 1.30% Morgan Stanley International Magnum, 0.83% Alger Equity Growth, 0.90% Goldman Sachs Midcap Value, 0.83% Davis Venture Value, 0.78% Westpeak Growth and Income, 0.82% Loomis Sayles Balanced, 0.85% Salomon Strategic Bond Opportunities, 0.48% Back Bay Bond Income, 0.70% Salomon US Government, 0.45% Back Bay Money Market.) As of May 1, 1998 the Goldman Sachs Midcap Value Series is subject to a voluntary expense deferral arrangement with an annual expense limit of .90% of net assets.
--------
 * Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

** Rates of return and Contract Values and benefits shown reflect the Goldman
   Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets through April 30, 1998. Beginning May 1, 1998 the Series' advisory fee is .75% and is reflected through December 31, 1998.

                    ANNUITY PAY-OUT HISTORICAL ILLUSTRATION
                            (100% VARIABLE PAYOUT)

 ANNUITANT:                    John Doe GROSS AMOUNT OF CONTRACT   $100,000
                                        VALUE:
 SEX:                          Unisex   DATE OF ILLUSTRATION:        1/1/99
 ANNUITY OPTION SELECTED:      Life Income with 10 Years Certain*
 FREQUENCY OF INCOME PAYMENTS: Monthly

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED: FOR AGE 65: $639.32 FOR AGE 75: $779.75 AND FOR AGE 76: $796.56

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN
CONSTANT: 3.50%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE. NO MINIMUM DOLLAR AMOUNT IS GUARANTEED.

              AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN WITH
                    100% OF THE CONTRACT VALUE INVESTED IN:

                                   SALOMON
                       LOOMIS     STRATEGIC   BACK BAY   SALOMON   BACK BAY
PAYMENT  CALENDAR      SAYLES       BOND        BOND       U.S.     MONEY
 YEAR      YEAR   AGE BALANCED  OPPORTUNITIES  INCOME   GOVERNMENT  MARKET
-------  -------- --- --------- ------------- --------- ---------- --------
    1      1983    65                         $  581.00            $581.00
    2      1984    66                            594.53             589.89
    3      1985    67                            640.32             624.72
    4      1986    68                            727.41             646.97
    5      1987    69                            799.04             660.98
    6      1988    70                            781.66             673.54
    7      1989    71                            810.19             692.66
    8      1990    72                            870.33             723.92
    9      1991    73                            899.82             749.18
   10      1992    74                          1,015.33             761.17
   11      1993    75                          1,050.55             755.68
   12      1994    76 $  765.00   $  765.00    1,131.65  $765.00    744.34
   13      1995    77    758.63      748.78    1,046.12   763.94    740.31
   14      1996    78    905.62      855.10    1,212.85   840.56    748.54
   15      1997    79  1,012.64      935.24    1,213.45   830.56    752.63
   16      1998    80  1,164.78    1,028.48    1,287.15   891.93    758.37
   17      1999    81  1,174.58      969.91    1,342.60   887.06    763.63

INVESTMENT PERFORMANCE RESULTS CONTAINED IN THIS REPORT REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RETURNS. THE PERFORMANCE RESULTS OF A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. SINCE IT IS HIGHLY LIKELY THAT PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HISTORICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE PAYMENTS IN THIS ILLUSTRATION ARE NET OF ALL CHARGES: MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION ASSET CHARGE (1.00%), MANAGEMENT FEES AND OTHER EXPENSES (These may vary from year to year. The following expenses are for the year ended December 31, 1998, after giving effect to current expense caps or deferrals: 1.00% Loomis Sayles Small Cap, 1.30% Morgan Stanley International Magnum, 0.83% Alger Equity Growth, 0.90% Goldman Sachs Midcap Value, 0.83% Davis Venture Value, 0.78% Westpeak Growth and Income, 0.82% Loomis Sayles Balanced, 0.85% Salomon Strategic Bond Opportunities, 0.48% Back Bay Bond Income, 0.70% Salomon US Government, 0.45% Back Bay Money Market.) As of May 1, 1998 the Goldman Sachs Midcap Value Series is subject to a voluntary expense deferral arrangement with an annual expense limit of .90% of net assets.
--------
* Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

** Rates of return and contract values and benefits shown reflect the Goldman
   Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets through April 30, 1998. Beginning May 1, 1998, the Series' advisory fee is .75% and is reflected through December 31, 1998.

                            THE FIXED ACCOUNT

  Unless you request otherwise, a partial surrender will reduce the Contract Value in the sub-accounts of the Variable Account and the Fixed Account proportionately. The annual Administration Contract Charge will be deducted entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or the Company's general account as the result of a loan. (However, that charge is limited to the lesser of $30 and 2% of the total Contract Value, including Contract Value you have allocated to the Fixed Account and any Contract Value held in the Company's general account as the result of a loan.) Except as described below, amounts in the Fixed Account are subject to the same rights and limitations as are amounts in the Variable Account with respect to transfers, surrenders and partial surrenders. The following special rules apply to transfers involving the Fixed Account.

  The amount of Contract Value which you may transfer from the Fixed Account is limited to the greater of: 25% of the Contract Value in the Fixed Account at the end of the first day of the Contract Year, and the amount of Contract Value that was transferred from the Fixed Account in the previous Contract Year (amounts transferred under a DCA program are not included), except with our consent. However these limits do not apply to new deposits to the Fixed Account for which you elected the dollar cost averaging program within 30 days from the date of the deposit. In such case, the amount of Contract Value which you may transfer from the Fixed Account will be the greatest of: a) 25% of the Contract Value in the Fixed Account at the end of the first day of the Contract Year; b) the amount of Contract Value that you transferred from the Fixed Account in the previous Contract Year; or c) the amount of Contract Value in the Fixed Account to be transferred out of the Fixed Account under dollar cost averaging elected on new deposits within 30 days from the date of deposit. We allow one dollar cost averaging program to be active at a time. Therefore, if you transfer pre-existing assets (corresponding to Contract Value for which the dollar cost averaging program was not elected within 30 days from the date of each deposit) out of the Fixed Account under the dollar cost averaging program and would like to transfer up to 100% of new deposits under the program, then the dollar cost averaging program on the pre-existing assets will be canceled and a new program will begin with respect to new deposits. In this case, the pre-existing assets may still be transferred out of the Fixed Account, however, not under a dollar cost averaging program, subject to the limitations on transfers generally out of the Fixed Account. (Also, after you make the transfer, the Contract Value may not be allocated among more than ten of the sub-accounts and/or the Fixed Account.) We intend to restrict purchase payments and transfers of Contract Value into the Fixed
Account: (1) if the interest rate which we would credit to the deposit would be equivalent to an annual effective rate of 3%; or (2) if the total Contract Value in the Fixed Account exceeds a maximum amount published by us (currently $500,000). (For Contracts issued in Maryland, we reserve the right to restrict such purchase payments and transfers if the total Contract Value in the Fixed Account equals or exceeds $500,000.) In addition, we intend to restrict transfers of Contract Value into the Fixed Account, and reserves the right to restrict purchase payments and loan prepayments into the Fixed Account, for 180 days following a transfer or loan out of the Fixed Account.

  If any portion of a Contract loan was attributable to Contract Value in the Fixed Account, then you must allocate an equal portion of each loan repayment to the Fixed Account. (For example, if 50% of the loan was attributable to your Fixed Account Contract Value, then you must allocate 50% of each loan repayment to the Fixed Account.) Similarly, unless you request otherwise, we will allocate the balance of the loan repayment to the sub-accounts in the same proportions in which the loan was attributable to the sub-accounts. See "Loan Provision for Certain Tax Benefited Retirement Plans." The rate of interest for each loan repayment applied to the Fixed Account will be the lesser of: (1) the rate the borrowed money was receiving at the time the loan was made from the Fixed Account; and (2) the interest rate set by us in advance for that date. If the loan is being prepaid, however, and prepayments into the Fixed Account are restricted as described above, the portion of the loan prepayment that would have been allocated to the Fixed Account will be allocated to the Zenith Back Bay Advisors Money Market Sub-account instead.

  We reserve the right to delay transfers, surrenders, partial surrenders and Contract loans from the Fixed Account for up to six months.

                                 EXPERTS

  The financial statements of New England Variable Annuity Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


                              LEGAL MATTERS

  Legal matters in connection with the Contracts described in this registration statement have been passed on by H. James Wilson, General Counsel of the Company. Sutherland Asbill & Brennan LLP, Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

  The SEC requires the Eligible Funds' Board of Trustees to monitor events to identify conflicts that may arise from the sale of shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences between voting instructions given by variable life and variable annuity contract owners, for example. If there is a material conflict, the Boards of Trustees will have an obligation to determine what action should be taken, including the removal of the affected sub-account(s) from the Eligible Fund(s), if necessary. If the Company believes any Eligible Fund action is insufficient, the Company will consider taking other action to protect Contract Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that the Company may be unable to remedy.

                                  APPENDIX A

                    ADVERTISING AND PROMOTIONAL LITERATURE

  Advertising and promotional literature prepared by NEF for products it issues or administers may include references to NEIM or Nvest Companies and its affiliates that perform advisory and subadvisory functions for NEIM including, but not limited to: Back Bay Advisors, Loomis Sayles, CGM and Westpeak. Reference also may be made to the Funds of their respective fund groups, namely, the Loomis Sayles Funds and the CGM Funds.

  NEF's advertising and promotional literature may include references to other NEF or Nvest Companies' affiliates including, but not limited to, New England Investment Associates, L. P., AEW Capital Management, L.P., Marlborough Capital Advisors, L.P., Reich & Tang Capital Management, Reich & Tang Mutual Funds, the Oakmark Family of Funds and Jurika & Voyles and their fund groups.

  References to subadvisers unaffiliated with NEIM or NEF that perform subadvisory functions on behalf of New England Zenith Fund and their respective fund groups may be contained in NEF's advertising and promotional literature including, but not limited to, Alger Management, Davis Selected, SBAM, GSAM and MSAM.

  NEF's advertising and promotional material may include, but is not limited to, discussions of the following information about both affiliated and unaffiliated entities:

  . Specific and general assessments and forecasts regarding the U.S.
    economy, world economies, the economics of specific nations and their impact on the Series

  . Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions

  . Specific and general investment philosophies, strategies, processes, techniques and types of analysis

  . Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

  . The corporate histories, founding dates and names of founders of the entities

  . Awards, honors and recognition given to the firms

  . The names of those with ownership interest and the percentage of ownership

  . The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans

  . Current capitalization, levels of profitability and other financial and statistical information

  . Identification of portfolio managers, researchers, economists, principals and other staff members and employees

  . The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

  . Current and historical statistics about:

   - total dollar amount of assets managed
   - NEIM assets managed in total and/or by Series
   - Asset managed by CGM in total and/or by Series
   - the growth of assets
   - asset types managed
   - numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff
   - the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or the subadviser

  . The general and specific strategies applied by the advisers in the management of the New England Zenith Fund's portfolios including, but not limited to:

   - the pursuit of growth, value, income oriented, risk management or other strategies
   - the manner and degree to which the strategy is pursued
   - whether the strategy is conservative, moderate or extreme and an explanation of other features, attributes
   - the types and characteristics of investments sought and specific portfolio holdings
   - the actual or potential impact and result from strategy implementation
   - through its own areas of expertise and operations, the value added by subadvisers to the management process
   - the disciplines it employs, e.g., in the case of Loomis Sayles, the strict buy/sell guidelines and focus on sound value it employs, and goals and benchmarks that it establishes in management, e.g., CGM pursues growth 50% above the S&P 500
   - the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis, e.g., Westpeak's efforts to identify overvalued and undervalued issues.

  . Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than Series of the Fund, and those families of funds, other than the Fund. Any such references will indicate that the Fund and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of Series and other funds managed by the Series' adviser and subadvisers, including, but not limited to, those provided by Morningstar, Lipper Analytical Services, Forbes and Worth.

  In addition, communications and materials developed by NEF or its affiliates may make reference to the following information about Nvest Companies and its affiliates:

  Nvest Companies is one of the largest publicly traded managers in the U.S. listed on the New York Stock Exchange. Nvest Companies maintains over $100 billion in assets under management. In addition, promotional materials may include:

  New England Securities Corporation an indirect subsidiary of NEF, may be referenced in Fund advertising and promotional literature concerning the marketing services it provides to Nvest Companies-affiliated fund groups including: New England Funds, Loomis Sayles Funds, Oakmark Funds and Reich & Tang Funds.

  Additional information contained in advertising and promotional literature may include: rankings and ratings of the Series including, but not limited to, those of Morningstar and Lipper Analytical Services; statistics about the advisers', fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; and commentary about the advisers, their funds and their personnel from third-party sources including newspapers, magazines, periodicals, radio, television or other electronic media.

  References to the Series may be included in NEF's advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

  . Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms including, but not limited to, DC Xchange, William Mercer and other organizations involved in 401(k) and retirement programs with whom NEF may or may not have a relationship.

  . Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the NEF as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Access Research, Dalbar, Investment Company Institute and other industry authorities, research organizations and publications.

  . Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

   - past, present and prospective tax regulation, Internal Revenue Service requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulation. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans
   - information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs
   - current and prospective ERISA regulation and requirements.

  . Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the NEF 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

   - increased employee retention
   - reinforcement or creation of morale
   - deductibility of contributions for participants
   - deductibility of expenses for employers
   - tax deferred growth, including illustrations and charts
   - loan features and exchanges among accounts
   - educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

  . Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and, in particular, the Fund and investing in NEF's 401(k) and retirement plans, including, but not limited to:

   - the significant economies of scale experienced by mutual fund companies in the 401(k) and retirement benefits arena
   - broad choice of investment options and competitive fees
   - plan sponsor and participant statements and notices
   - the plan prototype, summary descriptions and board resolutions
   - plan design and customized proposals
   - trusteeship, record keeping and administration
   - the services of State Street Bank, including, but not limited to, trustee services and tax reporting
   - the services of DST and BFDS, including, but not limited to, mutual fund processing support, participant 800 numbers and participant 401(k) statements
   - the services of Trust Consultants Inc., including, but not limited to, sales support, plan record keeping, document service support, plan sponsor support, compliance testing and Form 5500 preparation.

  . Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

   - access to expertise on investments
   - assistance in interpreting past, present and future market trends and economic events
   - providing information to clients including participants during enrollment and on an ongoing basis after participation
   - promoting and understanding the benefits of investing, including mutual fund diversification and professional management.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                        REPORT OF INDEPENDENT AUDITORS

To the Contract Owners of New England Variable Annuity Separate Account of New England Life Insurance Company:

We have audited the accompanying statement of assets and liabilities and the related statement of operations of the New England Variable Annuity Separate Account (comprised of Bond Income Sub-Account, Money Market Sub-Account, Midcap Value Sub-Acount (formerly Avanti Growth Sub-Account), Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Magnum Equity Sub-Account (formerly International Equity Sub-Account), Venture Value Sub-Account and Bond Opportunities Sub-Account) of New England Life Insurance Company as of and for the year ended December 31, 1998, and the related statements of changes in net assets for each of the two years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position and the results of operations of the respective aforementioned Sub-Accounts comprising the New England Variable Annuity Separate Account of New England Life Insurance Company as of and for the year ended December 31, 1998, and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                     DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 26, 1999

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                                   BOND         MONEY       MIDCAP      GROWTH AND
                                                  INCOME       MARKET        VALUE        INCOME
                                                SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                                                -----------  -----------  -----------  ------------
ASSETS
 Investments in New England Zenith Fund, at
  value (Note 2)............................... $60,670,698  $38,370,137  $37,349,735  $110,777,438

                           SHARES      COST
                          --------- -----------
 Back Bay Advisors Bond
  Income Series.........    552,104  61,538,184
 Back Bay Advisors Money
  Market Series.........    383,701  38,370,137
 Goldman Sachs Midcap
  Value Series..........    304,052  46,740,385
 Westpeak Growth and
  Income Series.........    531,740  98,261,325
 Loomis Sayles Small Cap
  Series................    457,282  69,415,382
 Salomon Brothers
  U.S. Government
  Series................  2,207,950  25,176,496
 Loomis Sayles Balanced
  Series................  6,045,254  86,391,460
 Alger Equity Growth
  Series................  6,105,060 112,848,300
 Morgan Stanley
  International Magnum
  Equity Series.........  3,199,312  36,743,198
 Davis Venture Value
  Series................  6,554,678 123,786,970
 Salomon Brothers Bond
  Opportunities Series..  4,756,517  56,980,681
                                    -----------
  Total.................            756,252,518
                                    ===========
 Amount due and accrued from
  contract-related transactions, net...........     509,682      464,590      (26,291)      439,364
 Dividends receivable..........................     --           172,422      --            --
                                                -----------  -----------  -----------  ------------
  Total Assets.................................  61,180,380   39,007,149   37,323,444   111,216,802
LIABILITIES
 Due to (from) New England Life Insurance
  Company......................................     (55,355)     (67,060)     (39,172)     (130,005)
                                                -----------  -----------  -----------  ------------
NET ASSETS..................................... $61,125,025  $38,940,089  $37,284,272  $111,086,797
                                                ===========  ===========  ===========  ============
NET ASSETS CONSIST OF:
 Net Assets attributable to Variable Annuity
  Contracts.................................... $59,405,208  $38,410,604  $36,732,631  $106,370,486
 Annuity Reserves (Note 7).....................   1,719,817      529,485      551,641     4,716,311
                                                -----------  -----------  -----------  ------------
  TOTAL NET ASSETS............................. $61,125,025  $38,940,089  $37,284,272  $111,086,797
                                                ===========  ===========  ===========  ============


                       See Notes to Financial Statements

    SMALL        U.S.                      EQUITY     INTERNATIONAL   VENTURE         BOND
     CAP      GOVERNMENT    BALANCED       GROWTH     MAGNUM EQUITY    VALUE      OPPORTUNITIES
 SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT     TOTAL
 -----------  -----------  -----------  ------------  ------------- ------------  ------------- ------------
 $70,206,545  $25,325,185  $93,761,886  $153,298,054   $36,472,124  $151,740,788   $54,366,987  $832,339,577
     102,456       73,746      175,420       661,766        86,287       387,307       259,507     3,133,834
     --           --           --            --            --            --            --            172,422
 -----------  -----------  -----------  ------------   -----------  ------------   -----------  ------------
  70,309,002   25,398,931   93,937,306   153,959,820    36,558,411   152,128,095    54,626,493   835,645,833
     (76,796)     (24,573)    (102,440)     (205,064)      (34,565)     (187,787)      (57,308)     (980,126)
 -----------  -----------  -----------  ------------   -----------  ------------   -----------  ------------
 $70,232,205  $25,374,358  $93,834,866  $153,754,756   $36,523,846  $151,940,308   $54,569,185   834,665,707
 ===========  ===========  ===========  ============   ===========  ============   ===========  ============
 $69,113,401  $24,708,204  $91,618,131  $151,281,236   $35,941,568  $149,003,714   $53,202,095  $815,787,278
   1,118,804      666,154    2,216,735     2,473,520       582,278     2,936,594     1,367,090    18,878,429
 -----------  -----------  -----------  ------------   -----------  ------------   -----------  ------------
 $70,232,205  $25,374,358  $93,834,866  $153,754,756   $36,523,846  $151,940,308   $54,569,185  $834,665,707
 ===========  ===========  ===========  ============   ===========  ============   ===========  ============

                       See Notes to Financial Statements

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                          MONEY       MIDCAP     GROWTH AND     SMALL
                          BOND INCOME    MARKET       VALUE        INCOME        CAP
                          SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT
                          -----------  ----------- ------------  ----------- -----------
INCOME
Dividends...............  $4,249,571   $1,334,892  $  8,744,139  $ 7,186,384 $ 1,134,516
EXPENSES
Mortality, expense risk
 and administrative
 charges (Note 3).......     345,078      217,484       288,891      656,893     506,369
                          ----------   ----------  ------------  ----------- -----------
Net investment income
 (loss).................   3,904,493    1,117,408     8,455,248    6,529,491     628,147
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
  Beginning of period...    (229,067)      --         1,696,384    3,764,630   3,225,725
  End of period.........    (867,486)      --       (9,390,649)   12,516,114     791,164
                          ----------   ----------  ------------  ----------- -----------
Net change in unrealized
 appreciation
 (depreciation).........    (638,419)      --       (11,087,033)   8,751,484  (2,434,561)
Net realized gain (loss)
 on investments.........         (95)      --             1,701        1,063      (1,198)
                          ----------   ----------  ------------  ----------- -----------
Net realized and
 unrealized gain (loss)
 on investments.........    (638,514)      --       (11,085,332)   8,752,547  (2,435,759)
                          ----------   ----------  ------------  ----------- -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $3,265,979   $1,117,408  $ (2,630,084) $15,282,038 $(1,807,612)
                          ==========   ==========  ============  =========== ===========


                       See Notes to Financial Statements

    U.S.                    EQUITY    INTERNATIONAL   VENTURE       BOND
 GOVERNMENT    BALANCED     GROWTH    MAGNUM EQUITY    VALUE    OPPORTUNITIES
 SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT     TOTAL
 -----------  ----------- ----------- ------------- ----------- ------------- -----------
 $1,057,662   $3,977,062  $ 5,372,445  $  780,433   $ 4,086,422  $ 3,631,075   41,554,601
    139,393      630,839      930,289     267,050     1,008,884      380,668    5,371,838
 ----------   ----------  -----------  ----------   -----------  -----------  -----------
    918,269    3,346,223    4,442,156     513,383     3,077,538    3,250,417   36,182,763
     21,628    4,933,930    5,321,414    (775,750)   16,017,523      286,373   34,262,790
    148,686    7,370,426   40,449,754    (271,074)   27,953,818   (2,613,697)  76,087,056
 ----------   ----------  -----------  ----------   -----------  -----------  -----------
    127,058    2,436,496   35,128,340     504,676    11,936,295   (2,900,070)  41,824,266
        304          377        2,992      (1,383)        1,272          386        5,419
 ----------   ----------  -----------  ----------   -----------  -----------  -----------
    127,362    2,436,873   35,131,332     503,293    11,937,567   (2,899,684)  41,829,685
 ----------   ----------  -----------  ----------   -----------  -----------  -----------
 $1,045,631   $5,783,096  $39,573,488  $1,016,676   $15,015,105  $   350,723  $78,012,448
 ==========   ==========  ===========  ==========   ===========  ===========  ===========


                       See Notes to Financial Statements

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                            BOND         MONEY         MIDCAP      GROWTH AND
                           INCOME        MARKET        VALUE         INCOME
                         SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                         -----------  ------------  ------------  ------------
FROM OPERATING
 ACTIVITIES
  Net investment income
   (loss)..............  $ 3,904,493  $  1,117,408  $  8,455,248  $  6,529,491
  Net realized and
   unrealized gain
   (loss) on
   investments.........     (638,514)      --        (11,085,332)    8,752,547
                         -----------  ------------  ------------  ------------
   Net increase
    (decrease) in net
    assets resulting
    from operations....    3,265,979     1,117,408    (2,630,084)   15,282,038
FROM CONTRACT-RELATED
 TRANSACTIONS
  Purchase payments
   transferred from New
   England Life
   Insurance Company...   28,809,756    45,682,048    14,214,469    47,553,371
  Net transfers (to)
   from other sub-
   accounts............    4,752,075   (18,742,727)   (3,717,079)    7,421,466
  Net transfers to New
   England Life
   Insurance Company...   (2,680,352)   (7,285,519)   (2,057,136)   (4,853,673)
                         -----------  ------------  ------------  ------------
   Net Increase
    (decrease) in net
    assets resulting
    from contract-
    related
    transactions.......   30,881,479    19,653,802     8,440,254    50,121,164
                         -----------  ------------  ------------  ------------
  Net increase in net
   assets..............   34,147,458    20,771,210     5,810,170    65,403,202
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD................   26,977,567    18,168,880    31,474,104    45,683,596
                         -----------  ------------  ------------  ------------
NET ASSETS, AT END OF
 THE PERIOD............  $61,125,025  $ 38,940,089  $ 37,284,273  $111,086,797
                         ===========  ============  ============  ============


                       See Notes to Financial Statements

   SMALL        U.S.                      EQUITY     INTERNATIONAL   VENTURE         BOND
    CAP      GOVERNMENT    BALANCED       GROWTH     MAGNUM EQUITY    VALUE      OPPORTUNITIES
SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT     TOTAL
-----------  -----------  -----------  ------------  ------------- ------------  ------------- ------------
$   628,147  $   918,269  $ 3,346,223  $  4,442,156   $   513,383  $  3,077,538   $ 3,250,410  $ 36,182,765
 (2,435,759)     127,362    2,436,873    35,131,332       503,293    11,937,567    (2,899,684)   41,829,683
-----------  -----------  -----------  ------------   -----------  ------------   -----------  ------------
 (1,807,612)   1,045,631    5,783,096    39,573,488     1,016,676    15,015,105       350,726    78,012,448
 25,815,897   11,059,857   35,591,207    48,210,048    13,325,118    55,370,015    22,907,722   348,539,508
 (2,873,378)   3,793,857    1,035,890     7,816,662    (1,104,394)    1,947,848      (330,219)      --
 (2,984,132)  (1,148,243)  (4,757,537)   (5,271,476)   (1,527,683)   (6,493,430)   (3,035,342)  (42,094,523)
-----------  -----------  -----------  ------------   -----------  ------------   -----------  ------------
 19,958,387   13,705,471   31,869,560    50,755,234    10,693,041    50,824,433    19,542,161   306,444,986
-----------  -----------  -----------  ------------   -----------  ------------   -----------  ------------
 18,150,775   14,751,102   37,652,656    90,328,722    11,709,717    65,839,538    19,892,887   384,457,434
 52,081,430   10,623,256   56,182,211    63,426,035    24,814,128    86,100,770    34,676,296   450,208,273
-----------  -----------  -----------  ------------   -----------  ------------   -----------  ------------
$70,232,205  $25,374,358  $93,834,867  $153,754,757   $36,523,845  $151,940,308   $54,569,183  $834,665,707
===========  ===========  ===========  ============   ===========  ============   ===========  ============


                       See Notes to Financial Statements

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                               BOND         MONEY        MIDCAP     GROWTH AND
                              INCOME        MARKET        VALUE       INCOME
                            SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                            -----------  ------------  -----------  -----------
FROM OPERATING ACTIVITIES
  Net investment income...  $ 1,672,216  $    719,564  $ 2,068,920  $ 4,371,843
  Net realized and
   unrealized gain (loss)
   on investments.........      159,587       --         1,332,765    3,231,521
                            -----------  ------------  -----------  -----------
   Net increase (decrease)
    in net assets
    resulting from
    operations............    1,831,803       719,564    3,401,685    7,603,364
FROM CONTRACT-RELATED
 TRANSACTIONS
  Purchase payments
   transferred from New
   England Life Insurance
   Company................   11,236,642    33,271,900   12,535,013   20,020,290
  Net transfers (to) from
   other sub-accounts.....      936,254   (32,091,801)   1,384,330    4,744,804
  Net transfers to New
   England Life Insurance
   Company................   (1,406,131)   (1,866,995)  (1,008,921)  (3,176,042)
                            -----------  ------------  -----------  -----------
   Net Increase (decrease)
    in net assets
    resulting from
    contract-related
    transactions..........   10,766,765      (686,896)  12,910,422   21,589,052
                            -----------  ------------  -----------  -----------
  Net increase in net
   assets.................   12,598,568        32,668   16,312,107   29,192,416
NET ASSETS, AT BEGINNING
 OF THE YEAR..............   14,378,999    18,136,212   15,161,997   16,491,180
                            -----------  ------------  -----------  -----------
NET ASSETS, AT END OF THE
 YEAR.....................  $26,977,567  $ 18,168,880  $31,474,104  $45,683,596
                            ===========  ============  ===========  ===========


                       See Notes to Financial Statements

   SMALL        U.S.                     EQUITY     INTERNATIONAL   VENTURE        BOND
    CAP      GOVERNMENT    BALANCED      GROWTH     MAGNUM EQUITY    VALUE     OPPORTUNITIES
SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT     TOTAL
-----------  -----------  -----------  -----------  ------------- -----------  ------------- ------------
$ 5,429,144  $   439,891  $ 2,475,326  $ 5,455,328   $   342,239  $ 1,824,869   $ 2,035,035  $ 26,834,375
  1,741,016      114,198    2,977,169    3,248,117    (1,144,126)  12,372,099       240,991    24,273,337
-----------  -----------  -----------  -----------   -----------  -----------   -----------  ------------
  7,170,160      554,089    5,452,495    8,703,445      (801,887)  14,196,968     2,276,026    51,107,712
 21,326,402    3,841,692   26,180,743   23,395,987    11,037,821   36,720,286    17,465,416   217,032,192
  6,042,290      259,045    2,443,590    4,307,055       938,157    8,959,499     2,076,777       --
 (1,565,170)    (430,245)  (2,461,194)  (2,018,944)     (923,740)  (2,986,228)   (1,713,411)  (19,557,021)
-----------  -----------  -----------  -----------   -----------  -----------   -----------  ------------
 25,803,522    3,670,492   26,163,139   25,684,098    11,052,238   42,693,557    17,828,782   197,475,171
-----------  -----------  -----------  -----------   -----------  -----------   -----------  ------------
 32,973,682    4,224,581   31,615,634   34,387,543    10,250,351   56,890,525    20,104,808   248,582,883
 19,107,748    6,398,675   24,566,577   29,038,492    14,563,777   29,210,245    14,571,488   201,625,390
-----------  -----------  -----------  -----------   -----------  -----------   -----------  ------------
$52,081,430  $10,623,256  $56,182,211  $63,426,035   $24,814,128  $86,100,770   $34,676,296  $450,208,273
===========  ===========  ===========  ===========   ===========  ===========   ===========  ============


                       See Notes to Financial Statements

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS.

  New England Variable Annuity Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on July 1, 1994 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO.

  Effective with the merger on August 30, 1996 of New England Mutual Life Insurance Company ("NEMLICO") and Metropolitan Life Insurance Company ("MLI"), NEMLICO ceased to exist, with MLI the surviving company of the merger. NELICO then became an indirect wholly-owned subsidiary of MLI.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS.

  The Account has eleven investment sub-accounts each of which invests in the shares of one series of the New England Zenith Fund ("Zenith Fund"). The series of the Zenith Fund in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund is a diversified, open-end management investment company. The Account purchases or redeems shares of the eleven Eligible Funds based on the amount of purchase payments invested in the Account, transfers among the sub-accounts, surrender payments, annuity payments and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISKS AND ADMINISTRATION CHARGES.

  Although variable annuity payments differ according to the investment performance of the Eligible Funds, they are not affected by mortality or expense experience because NELICO assumes the mortality and expense risks under the contracts. The mortality risk assumed by NELICO has two elements, a life annuity mortality risk and, for deferred annuity contracts, a minimum death refund risk. The life annuity mortality risk results from a provision in the contract in which NELICO agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time that contracts are issued. Under deferred annuity contracts, NELICO also assumes a minimum death refund risk by providing that there will be payable, on the death of the annuitant during the accumulation period, an amount equal to the greater of
(1) a guaranteed amount equal to the aggregate purchase payments made, without interest, reduced by any partial surrender, and (2) the value of the contract as of the death valuation date. The guaranteed amount in (1) above is recalculated at the specific contract anniversaries to determine whether a higher (but never a lower) guarantee will apply, based on the contract value at the time of recalculation. Death proceeds are reduced by any outstanding contract loan and, in certain states, by a premium tax charge. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative expenses provided for in the variable annuity contract may prove to be insufficient to cover the cost of those items.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED

  NELICO charges the Account for the mortality and expense risk NELICO assumes. Currently, the charges are made daily at an annual rate of 1.30% of the Account assets attributable to the American Growth Series individual variable annuity contracts (some of the American Growth Series contracts have a mortality and expense charge of 1.25%), and 1.00% of the Account assets attributable to the American Forerunner Series individual variable annuity contracts. NELICO also imposes an administration asset charge at an annual rate of .10% of the Account assets attributable to American Growth Series and an annual administration contract charge of $30 (not to exceed 2% of the total contract value) per contract against contract value in the Account for both the American Growth Series and American Forerunner Series, but this charge is waived for any contract year in which the contract value reaches certain amounts. A premium tax charge applies to the contracts in certain states.

4. FEDERAL INCOME TAXES.

  For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

5. INVESTMENT ADVISERS.

  The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, Inc. which is a subsidiary of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES               ADVISER(C)                    SUB-ADVISER
        ------           ------------------- ----------------------------------------
Back Bay Advisors Bond   TNE Advisers, Inc.* Back Bay Advisors, L.P.*
Income
Back Bay Advisors Money  TNE Advisers, Inc.* Back Bay Advisors, L.P.*
Market
Westpeak Growth and      TNE Advisers, Inc.* Westpeak Investment Advisors, L.P.*
Income
Goldman Sachs Midcap     TNE Advisers, Inc.* Goldman Sachs Asset Management
Value
Loomis Sayles Small Cap  TNE Advisers, Inc.* Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc.* Loomis, Sayles & Company, L.P.*
Morgan Stanley           TNE Advisers, Inc.* Morgan Stanley Dean Witter Investment
International Magnum                         Management, Inc.
Equity Series
Davis Venture Value      TNE Advisers, Inc.* Davis Selected Advisers, L.P.(a)
Alger Equity Growth      TNE Advisers, Inc.* Fred Alger Management, Inc.
Salomon Brothers U.S.    TNE Advisers, Inc.* Salomon Brothers Asset Management Inc
Government
Salomon Brothers         TNE Advisers, Inc.* Salomon Brothers Asset Management Inc(b)
Strategic Bond
Opportunities

--------
 * An affiliate of NELICO
(a) Davis Selected Advisors, L.P. may also delegate any of its responsibilities to Davis Selected Advisors-NY, Inc. a wholly-owned subsidiary of Davis Selected Advisors, L.P.

(b) In connection with Salomon Brothers Asset Management Inc's service as subadviser to the Strategic Bond Opportunities Series, Salomon Brothers Asset Management Inc's London based affiliate, Salomon Brothers Asset Management Limited provides certain subadvisory services to Salomon Brothers Asset Management Inc.
(c) Effective March 26, 1999, TNE Advisors, Inc. changed its name to New England Investment Management, Inc.

  Effective May 1, 1997 the Draycott International Equity Series was renamed the Morgan Stanley International Magnum Equity Series and a new Sub-advisory agreement between TNE Advisers, Inc. and Morgan Stanley Dean Witter Investment Management, Inc. (formerly Morgan Stanley Asset Management Inc.) went into effect replacing the prior agreement between TNE Advisers, Inc. and Draycott Partners Ltd.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED

  Effective May 1, 1998 Goldman Sachs Asset Management, Inc., ("Goldman Sachs"), became the subadvisor of the Loomis Sayles Avanti Growth Series, succeeding Loomis Sayles & Company, L.P., and the name of the Series was changed to the "Goldman Sachs Midcap Value Series". Goldman Sachs is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

6. INVESTMENT PURCHASES AND SALES.

  The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1998:

                                                         PURCHASES     SALES
                                                        ----------- -----------
   Back Bay Advisors Bond Income Series................ $41,318,988 $10,722,941
   Back Bay Advisors Money Market Series...............  69,996,731  50,521,575
   Westpeak Growth and Income Series...................  64,857,948  15,123,934
   Goldman Sachs Midcap Value Series...................  18,387,443  10,207,586
   Loomis Sayles Small Cap Series......................  34,542,819  15,138,731
   Loomis Sayles Balanced Series.......................  47,062,846  15,922,558
   Morgan Stanley International Magnum Equity Series...  17,963,672   7,459,032
   Davis Venture Value Series..........................  71,915,241  22,128,524
   Alger Equity Growth Series..........................  68,067,214  18,103,230
   Salomon Brothers U.S. Government Series.............  18,997,472   5,417,003
   Salomon Brothers Strategic Bond Opportunities
    Series.............................................  31,832,652  12,527,544

7. ANNUITY RESERVES.

  Annuity reserves are computed for currently payable contracts according to the 1983-a Mortality Tables. The assumed interest rate may be 0%, 3.5% or 5% as elected by the annuitant and as regulated by the laws of the respective states. Adjustments to annuity reserves are reimbursed to or from NELICO. For contracts payable on or after January 1, 1998 annuity reserves will be computed according to the Annuity 2000 Mortality Tables.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS--CONTINUED

8. INCREASES (DECREASES) IN ACCUMULATION UNITS.

  A summary of units outstanding for variable annuity contracts for the year ended December 31, 1998:

                              BOND            MONEY          MIDCAP        GROWTH AND
                             INCOME          MARKET           VALUE          INCOME           SMALL      U.S. GOVERNMENT
AGS                        SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT   CAP SUB-ACCOUNT   SUB-ACCOUNT
---                      --------------- --------------- --------------- --------------- --------------- ---------------
Units Outstanding
 12/31/97...............  7,867,960.0955  8,923,614.2718 16,288,583.1867 20,042,563.3597 26,899,661.5271  8,550,599.7188
Units Purchased.........  7,407,932.0145 16,185,758.6763  5,844,884.1682 17,520,807.8270 11,576,941.8146  8,120,302.7224
Units Redeemed..........    744,317.6694 10,401,685.5025  2,921,791.8774  2,092,953.1822  3,303,263.5258    873,276.1262
                         --------------- --------------- --------------- --------------- --------------- ---------------
Units Outstanding
 12/31/98............... 14,531,574.4406 14,707,687.4456 19,211,675.4775 35,470,418.0045 35,173,339.8159 15,797,626.3150
                         =============== =============== =============== =============== =============== ===============
Unit Value 12/31/98.....          3.6887          2.1145          1.8023          2.7986          1.8778          1.3190
                         =============== =============== =============== =============== =============== ===============

                                             EQUITY       INTERNATIONAL      VENTURE          BOND
                            BALANCED         GROWTH       MAGNUM EQUITY       VALUE       OPPORTUNITIES
                           SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                         --------------- --------------- --------------- --------------- ---------------
Units Outstanding
 12/31/97............... 34,627,943.4104 32,684,111.5761 22,567,838.6318 39,797,662.3173 24,205,131.5056
Units Purchased......... 17,581,850.4207 19,771,532.9513  9,039,031.7741 21,012,684.5295 12,829,519.9826
Units Redeemed..........  2,549,461.0606  2,690,433.4339  2,379,502.4942  2,974,524.5627  2,190,135.2161
                         --------------- --------------- --------------- --------------- ---------------
Units Outstanding
 12/31/98............... 49,660,332.7705 49,765,211.0935 29,227,367.9117 57,835,822.2841 34,844,516.2721
                         =============== =============== =============== =============== ===============
Unit Value 12/31/98.....          1.7465          2.8294          1.1637          2.4421          1.4422
                         =============== =============== =============== =============== ===============

                              BOND          MONEY          MIDCAP       GROWTH AND       SMALL           U.S.
                             INCOME         MARKET         VALUE          INCOME          CAP         GOVERNMENT
AGS 98                    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
------                   -------------- -------------- -------------- -------------- -------------- --------------
Units Outstanding
 12/31/97...............         0.0000         0.0000         0.0000         0.0000         0.0000         0.0000
Units Purchased......... 2,072,532.4265 5,826,985.7122 1,545,017.7729 4,286,158.2030 2,269,795.6003 3,484,421.6279
Units Redeemed..........    17,689.9252 2,090,288.3304    65,111.9964    51,094.8741    36,327.1369    37,135.5936
                         -------------- -------------- -------------- -------------- -------------- --------------
Units Outstanding
 12/31/98............... 2,054,842.5013 3,736,697.3818 1,479,905.7765 4,235,063.3289 2,233,468.4634 3,447,286.0343
                         ============== ============== ============== ============== ============== ==============
Unit Value 12/31/98.....         3.6605         2.0983         1.7972         2.7907         1.8734         1.3162
                         ============== ============== ============== ============== ============== ==============

                                            EQUITY     INTERNATIONAL     VENTURE          BOND
                            BALANCED        GROWTH     MAGNUM EQUITY      VALUE      OPPORTUNITIES
                          SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                         -------------- -------------- -------------- -------------- --------------
Units Outstanding
 12/31/97...............         0.0000         0.0000         0.0000         0.0000         0.0000
Units Purchased......... 4,267,753.9363 4,658,019.5536 2,233,361.9662 4,414,049.6853 3,222,230.9900
Units Redeemed..........   192,776.3960    71,917.6173    70,206.3148    24,633.5093   222,807.5422
                         -------------- -------------- -------------- -------------- --------------
Units Outstanding
 12/31/98............... 4,074,977.5403 4,586,101.9363 2,163,155.6514 4,389,416.1760 2,999,423.4478
                         ============== ============== ============== ============== ==============
Unit Value 12/31/98.....         1.7429         2.8235         1.1613         2.4371         1.4392
                         ============== ============== ============== ============== ==============

NEW ENGLAND LIFE INSURANCE COMPANY

Independent Auditors' Report

New England Life Insurance Company:

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company (formerly New England Variable Life Insurance Company) and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income and comprehensive income, equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the New England Life Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

February 16, 1999

NEW ENGLAND LIFE INSURANCE COMPANY

Consolidated Balance Sheets

DECEMBER 31, 1998 AND 1997 (DOLLARS IN THOUSANDS)
          See accompanying notes to consolidated financial statements.

                                                             1998       1997
                                                          ---------- ----------
ASSETS
Investments:
 Fixed Maturities:
  Available for Sale, at Estimated Fair Value............ $  769,364 $  734,391
 Equity Securities.......................................     13,240      9,399
 Policy Loans............................................    135,800    104,783
 Real Estate.............................................          0      2,757
 Short-Term Investments..................................     52,285     27,944
 Other Invested Assets...................................     16,372     24,349
                                                          ---------- ----------
    Total Investments....................................    987,061    903,623
Cash and Cash Equivalents................................     43,598     74,148
Deferred Policy Acquisition Costs........................    710,961    565,769
Accrued Investment Income................................     21,802     18,712
Premiums and Other Receivables...........................    145,117     63,036
Other Assets.............................................    111,067     62,326
Separate Account Assets..................................  3,258,383  1,988,225
                                                          ---------- ----------
    TOTAL ASSETS......................................... $5,277,989 $3,675,839
                                                          ========== ==========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits................................... $  561,746 $  500,429
Policyholder Account Balances............................    210,242    150,648
Other Policyholder Funds.................................    169,090     98,143
Policyholder Dividends Payable...........................     17,774     14,719
Short and Long-Term Debt.................................     82,855     85,981
Income Taxes Payable:
 Current.................................................     10,984      9,102
 Deferred................................................     42,334     42,066
Due to Parent............................................        789    107,337
Other Liabilities........................................     78,721     45,647
Separate Account Liabilities.............................  3,258,383  1,988,225
                                                          ---------- ----------
    TOTAL LIABILITIES....................................  4,432,918  3,042,297
                                                          ---------- ----------
Commitments and Contingencies (Notes 2, 4, 8 and 9)
EQUITY
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding........      2,500      2,500
Preferred Stock, $0.00 par value; 1,000,000 shares
 authorized, 200,000 shares issued and outstanding.......          0          0
Contributed Capital......................................    647,273    447,273
Retained Earnings........................................    177,859    166,422
Accumulated Other Comprehensive Income...................     17,439     17,347
                                                          ---------- ----------
    TOTAL EQUITY.........................................    845,071    633,542
                                                          ---------- ----------
TOTAL LIABILITIES AND EQUITY............................. $5,277,989 $3,675,839
                                                          ========== ==========

NEW ENGLAND LIFE INSURANCE COMPANY

Consolidated Statements of Income and Comprehensive Income

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996 (DOLLARS IN THOUSANDS)
          See accompanying notes to consolidated financial statements.

                                                      1998     1997     1996
                                                    -------- -------- --------
REVENUES
Premiums........................................... $100,689 $ 63,616 $ 37,410
Universal Life and Investment-Type Product Policy
 Fees .............................................  173,766  145,157  101,756
Net Investment Income..............................   49,077   61,059   49,628
Investment Gains (Losses), Net.....................    5,610      890    8,822
Commissions, Fees and Other Income.................  192,411   28,302   44,930
                                                    -------- -------- --------
    TOTAL REVENUES.................................  521,553  299,024  242,546
                                                    -------- -------- --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits..............................  149,687  100,180   65,520
Interest Credited to Policyholder Account Balances
 ..................................................    7,735    6,220    5,558
Policyholder Dividends.............................   22,989   21,325   14,830
Other Operating Costs and Expenses.................  316,659  144,342  143,886
                                                    -------- -------- --------
    TOTAL BENEFITS AND OTHER DEDUCTIONS............  497,070  272,067  229,794
                                                    -------- -------- --------
Income From Operations Before Income Taxes.........   24,483   26,957   12,752
Income Taxes.......................................   13,046    4,988    3,051
                                                    -------- -------- --------
NET INCOME......................................... $ 11,437 $ 21,969 $  9,701
                                                    -------- -------- --------
Other Comprehensive Income (Loss), Net of Tax:
  Unrealized Investment Gains (Losses) (Net of
   Related Offsets, Reclassification Adjustments
   and Income Taxes, $(299), $(16,588) and $24,212,
   Respectively)...................................       92   13,620  (22,629)
                                                    -------- -------- --------
COMPREHENSIVE INCOME (LOSS)........................ $ 11,529 $ 35,589 $(12,928)
                                                    ======== ======== ========

NEW ENGLAND LIFE INSURANCE COMPANY

Consolidated Statements of Equity

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS)
          See accompanying notes to consolidated financial statements.

                                     CAPITAL             ACCUMULATED
                                     STOCK &                OTHER
                                   CONTRIBUTED RETAINED COMPREHENSIVE
                                     CAPITAL   EARNINGS    INCOME      TOTAL
                                   ----------- -------- ------------- --------
BALANCES AT DECEMBER 31, 1995.....  $193,396   $134,752    $26,356    $354,504
Net Income........................                9,701                  9,701
Change in Net Unrealized
 Investment Gains (Losses)........                         (22,629)    (22,629)
Contributed Capital...............   208,846                           208,846
                                    --------   --------    -------    --------
BALANCES AT DECEMBER 31, 1996.....   402,242    144,453      3,727     550,422
Net Income........................               21,969                 21,969
Change in Net Unrealized
 Investment Gains (Losses)........                          13,620      13,620
Contributed Capital...............    47,531                            47,531
                                    --------   --------    -------    --------
BALANCES AT DECEMBER 31, 1997.....   449,773    166,422     17,347     633,542
Net Income........................               11,437                 11,437
Change in Net Unrealized
 Investment Gains (Losses)........                              92          92
Contributed Capital...............   200,000                           200,000
                                    --------   --------    -------    --------
BALANCES AT DECEMBER 31, 1998.....  $649,773   $177,859    $17,439    $845,071
                                    ========   ========    =======    ========

NEW ENGLAND LIFE INSURANCE COMPANY

Consolidated Statements of Cash Flows

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS)

       See accompanying notes to consolidated financial statements.

                                                 1998       1997       1996
                                               ---------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES........  $(311,296) $(121,838) $ (85,674)
                                               ---------  ---------  ---------
Cash Flows from Investing Activities:
 Sales, Maturities and Repayments of:
 Available for Sale Fixed Maturities.........    164,566    178,003    276,420
 Held to Maturity Fixed Maturities...........          0          0     10,519
 Equity Securities...........................     39,333          0          0
 Mortgage Loans on Real Estate...............          0          0      2,210
 Other, Net..................................        721        128          0
 Purchases of:
 Available for Sale Fixed Maturities.........   (184,810)  (326,059)  (259,713)
 Equity Securities...........................    (80,066)         0          0
 Real Estate.................................     (3,644)         0       (480)
 Fixed Asset Property and Equipment..........     (1,459)      (101)    (3,786)
 Other Assets................................        (89)         0    (11,024)
 Net Change in Short-Term Investments........    (24,341)   128,616   (135,731)
 Net Change in Policy Loans..................    (31,017)   (28,520)   (18,052)
 Other, Net..................................      1,631        177         67
                                               ---------  ---------  ---------
NET CASH USED IN INVESTING ACTIVITIES........   (119,175)   (47,756)  (139,570)
                                               ---------  ---------  ---------
Cash Flows from Financing Activities:
 Capital Contributions.......................    200,000     46,681    159,162
 Borrowed Money..............................     (8,670)    (3,181)         0
 Policyholder Account Balances:
 Deposits....................................    358,090    244,338    482,552
 Withdrawals.................................   (149,499)   (95,066)  (364,933)
 Financial Reinsurance Receivables...........          0      1,823    (37,519)
                                               ---------  ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES....    399,921    194,595    239,262
                                               ---------  ---------  ---------
Change in Cash and Cash Equivalents..........    (30,550)    25,001     14,018
Cash and Cash Equivalents, Beginning of Year.     74,148     49,147     35,129
                                               ---------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR.......  $  43,598  $  74,148  $  49,147
                                               =========  =========  =========
Supplemental Cash Flow Information:
 Interest Paid...............................  $   3,830  $   1,495  $   1,523
                                               =========  =========  =========
 Income Taxes Paid...........................  $  14,118  $   5,470  $   4,721
                                               =========  =========  =========
NET INCOME...................................  $  11,437  $  21,969  $   9,701
Adjustments to Reconcile Net Income to Net
 Cash Provided by (Used in) Operating
 Activities:
 Change in Deferred Policy Acquisition Costs,
 Net.........................................   (145,787)  (140,578)   (68,626)
 Change in Accrued Investment Income.........     (3,090)    (4,999)       909
 Change in Premiums and Other Receivables....    (82,081)   (57,095)     4,370
 Gains from Sales of Investments, Net........     (5,610)      (890)    (8,822)
 Depreciation and Amortization Expenses......     13,137     10,085      3,118
 Interest Credited to Policyholder Account
  Balances...................................      7,735      6,220      5,558
 Universal Life and Investment-Type Product
  Policy Fee Income..........................   (173,766)  (145,157)  (101,756)
 Change in Future Policy Benefits............     61,317     35,540     18,202
 Change in Other Policyholder Funds..........     70,947      6,309       (283)
 Change in Policyholder Dividends Payable....      3,055      5,701      1,671
 Change in Income Taxes Payable..............      2,358      1,674     (6,634)
 Other, Net..................................    (70,948)   139,383     56,918
                                               ---------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES........  $(311,296) $(121,838) $ (85,674)
                                               =========  =========  =========

NEW ENGLAND LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company and its subsidiaries (the Company or NELICO) is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies located throughout the United States. The Company also provides participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, group medical, and group disability coverage.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. As a result of the merger, NEMLICO ceased to exist as a separate mutual life insurance company, and NELICO became a subsidiary of MetLife. NELICO has continued after the merger to conduct its existing business as well as administer the business activities of the former parent NEMLICO. (Note 13)

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: Exeter Reassurance Company, Ltd., New England Pension and Annuity Company, and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and TNE Advisers, Inc. for other operations. On February 28, 1997, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and TNE Advisers, Inc. On April 30, 1998 the Company acquired all of the outstanding stock of NL Holding Corporation and its wholly owned subsidiaries, Nathan and Lewis Securities, Inc., and Nathan and Lewis Associates, Inc. Subsequent to the acquistion, NL Holding Corporation was transferred to New England Life Holdings, Inc. The principal business activities of the subsidiaries are disclosed below.

Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies, which are principally assumed from MetLife.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company.

New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

TNE Advisers, Inc. was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. TNE Advisers, Inc. was organized to serve as an investment adviser to certain series of the New England Zenith Fund and does not intend to engage in any business activities other than providing investment management and administrative services. TNE Advisers, Inc. changed its name to New England Investment Management, Inc. in March 1999.

NL Holding Corporation (NL Holding), engages in Securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary, is a National Association of Securities Dealers
(NASD) registered broker/dealer.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles (GAAP), and include the accounts of NELICO and its subsidiaries in which NELICO has control and a majority economic interest. The consolidated financial statements as of and for the year ended December 31, 1996 have been prepared as though the current reporting entity had always existed. Significant intercompany transactions and balances have been eliminated in consolidation.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

Effective July 1, 1997, management realigned its fixed maturity investment classifications and transferred all securities classified as held to maturity to available for sale. As a result, consolidated equity at July 1, 1997 increased by $798, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of New England Life Insurance and its subsidiaries, partnerships and joint ventures in which NELICO has a controlling interest. All material intercompany accounts and transactions have been eliminated.

The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which, it does not have a controlling interest, under the equity method of accounting.

Certain amounts in the prior years' financial statements have been reclassified to conform with the 1998 presentation.

INVESTMENTS

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

Policy loans are stated at unpaid principal balances, which approximates fair value.

Short-term investments are stated at amortized cost, which approximates fair value.

Other invested assets are reported at their estimated fair value.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation on property and equipment and amortization of leasehold improvements was $24,772, and $13,203 at December 31, 1998 and 1997, respectively. Related depreciation and amortization expense was $11,570, $10,085, and $3,118 for the years ended December 31, 1998, 1997 and 1996, respectively.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross profits can vary from management's estimates resulting in increases and decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

Deferred policy acquisition costs for nonmedical health policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

OTHER INTANGIBLE ASSETS

The excess of cost over the fair value of net assets acquired, which represents goodwill, and the value of insurance acquired are included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

Excess of Purchase Price Over Fair Value of Net Assets Acquired

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                       ------------------------
                                                        1998     1997    1996
                                                       -------  ------- -------
   Net Balance, January 1............................. $     0  $     0 $     0
     Acquisitions.....................................  23,498        0       0
     Dispositions.....................................       0        0       0
     Amortization.....................................  (1,567)       0       0
                                                       -------  ------- -------
   Net Balance, December 31........................... $21,931  $     0 $     0
                                                       =======  ======= =======
   December 31
     Accumulated Amortization......................... $(1,567) $     0 $     0
                                                       =======  ======= =======

ACQUISITIONS

The Company acquired certain assets and assumed certain liabilities of NL Holding Corporation effective April 30, 1998. The acquisition was accounted for under the purchase method of accounting and is included in the financial statements as of the effective date of the transaction. The cost of the acquisition was $35,082, which represents an initial cash settlement and payment of direct acquisition costs of $27,873, as well as, accrued contingent payment arrangements of $7,209 anticipated to be paid to the sellers over a three year period for years ending December 31, 1998, 1999 and 2000, respectively. Goodwill of $23,498 was recorded, to be amortized on a straight-line basis over a ten year period.

The 1998 and 1997 pro forma, unaudited financial data shown as follows presents the effect of the acquisition as if it had occurred at the beginning of the respective reporting periods. The pro forma financial data does not necessarily reflect the results of operations that would have been obtained had the acquisition occurred on the assumed date, nor is the financial data necessarily indicative of the results of the combined entities that may be achieved for any future period.

Pro forma Impact of Acquisition

                                                       YEARS ENDED DECEMBER 31,
                                                       -------------------------
                                                           1998         1997
                                                       ------------ ------------
   Revenue............................................ $    557,229 $    381,691
                                                       ============ ============
   Net Income......................................... $     10,311 $     25,049
                                                       ============ ============

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserve for death and endowment policy benefits and the liability for terminal dividends. The net level premium reserve is calculated based on the dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Interest rates used in establishing such liabilities range from 4% to 4.5% for life insurance policies.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 5.5% to 7%.

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

Future policy benefit liabilities for non-medical health insurance are calculated as the net GAAP liability plus the unamortized deferred acquisition costs. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 6.5%.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 3.75% to 6.5%, less expense and mortality charges and withdrawals.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Premiums related to traditional life and annuity policies with life contingencies are recognized as income when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated life of the policies.

Premiums related to non-medical health contracts are recognized as income when due.

Premiums related to variable life and universal life contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality recognized ratably over the policy period, policy administration charges recognized as services are provided and surrender charges recognized as earned. Amounts that are charged to income include interest credited to policyholders and benefit claims incurred in excess of related policyholder account balances.

Premiums related to investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for contract administration charges recognized ratably over the policy period. Amounts that are charged to income include interest credited to policyholders.

DIVIDENDS TO POLICYHOLDERS

Dividends to policyholders are determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

PARTICIPATING BUSINESS

Participating business represented approximately 3.52% and 2.94% of the Company's life insurance in force, and 7.96% and 5.79% of the number of life insurance policies in force at December 31, 1998 and 1997, respectively. Participating policies represented approximately 6.15%, 6.22% and 0.74% of gross life insurance premiums, for the years ended December 31, 1998, 1997 and 1996, respectively.

INCOME TAXES

NELICO and its eligible life insurance subsidiary, Exeter Reassurance Company, Ltd., file a consolidated federal income tax return. Separate income tax returns as required are filed for the other life insurance and non-life insurance direct subsidiaries. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Service Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

REINSURANCE

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

SEPARATE ACCOUNT OPERATIONS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contractholders and, accordingly, are not reflected in the Company's financial statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

APPLICATION OF ACCOUNTING PRONOUNCEMENTS

In December 1997, the AICPA issued SOP No. 97-3 ACCOUNTING FOR INSURANCE AND OTHER ENTERPRISES FOR INSURANCE RELATED ASSESSMENTS (SOP 97-3). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. The Company is required to adopt SOP 97-3 as of January 1, 1999. Adoption of SOP 97-3 is not expected to have a material effect on the Company's consolidated financial condition or results of operations.

In March 1998, the AICPA issued SOP No. 98-1, ACCOUNTING FOR THE COSTS OF COMPUTER SOFTWARE DEVELOPED OR OBTAINED FOR INTERNAL USE (SOP 98-1). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The Company is required to adopt SOP 98-1 as of January 1, 1999. Adoption of SOP 98-1 is not expected to have a material effect on the Company's consolidated financial condition or results of operations.

In April 1998, the AICPA issued Statement of Position 98-5, REPORTING ON THE COSTS OF START-UP ACTIVITIES (SOP 98-5). SOP 98-5 provides guidance on the financial reporting of start-up costs and organization costs. It requires costs of start-up activities and organization costs to be expensed as incurred. SOP 98-5 broadly defines start-up activities and provides examples to help entities determine what costs are and are not within the scope of this SOP. The Company is required to adopt SOP 98-5 as of January 1, 1999. Adoption of SOP 98-5 is not expected to have a material effect on the Company's consolidated financial condition or results of operations.

In October 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position SOP 98-7, ACCOUNTING FOR INSURANCE AND REINSURANCE CONTRACTS THAT DO NOT TRANSFER INSURANCE RISK (SOP 98-7). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company is required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 is not expected to have a material effect on the Company's consolidated financial condition or results of operations.

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

Effective January 1, 1998, the Company adopted SFAS No. 130 REPORTING COMPREHENSIVE INCOME (SFAS 130). SFAS 130 establishes standards for reporting and displaying comprehensive income and its components in a financial statement that is displayed with the same prominence as other financial statements. Adoption of SFAS 130 had no effect on the Company's consolidated financial condition or results of operations.

Effective January 1, 1998, the Company adopted SFAS No. 131 DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION (SFAS 131). SFAS 131 establishes standards for reporting financial information and related disclosures about products and services, geographic areas and major customers relating to operating segments in annual financial statements. Adoption of SFAS 131 had no effect on the Company's consolidated financial condition or results of operations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (SFAS 133). SFAS 133 requires, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives designated as fair value hedges are required to be reported in income. Changes in the fair value of derivatives designated as cash flow hedges are required to be reported in other comprehensive income to the extent the hedge is effective, and until such time as the hedged cash flow is reported in income, whereupon any associated change in fair value of the derivative is also reported in income. Changes in the fair value of derivatives designated as cash flow hedges, to the extent it is ineffective, are reported in income. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is required to adopt SFAS 133 as of January 1, 2000. The Company is currently in the process of quantifying the impact of SFAS 133.

2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed securities and equity securities, by category, are shown below.

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED -----------------ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------------------
DECEMBER 31, 1998
Fixed Maturities:
  U. S. Treasury Securities and
   obligations of U. S. government
   corporations and agencies............. $ 27,260  $     91 $    47  $ 27,304
  Foreign governments....................    1,679         0       0     1,679
  Corporate..............................  644,636    43,036   5,139   682,533
  Mortgage-backed securities.............   55,027     2,821       0    57,848
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $728,602  $ 45,948 $ 5,186  $769,364
                                          ========  ======== =======  ========
Equity Securities:
  Common stocks..........................   12,075     1,645     480    13,240
                                          --------  -------- -------  --------
    Total Equity Securities.............. $ 12,075  $  1,645 $   480  $ 13,240
                                          ========  ======== =======  ========

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED -----------------ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------------------
DECEMBER 31, 1997
Fixed Maturities:
  U.S. Treasury Securities and
   obligations of U.S. government
   corporations and agencies............. $ 12,105  $    101 $     0  $ 12,206
  Foreign governments....................    2,316        67       0     2,383
  Corporate..............................  620,916    41,564   3,308   659,172
  Mortgage-backed securities.............   57,348     3,282       0    60,630
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $692,685  $ 45,014 $ 3,308  $734,391
                                          ========  ======== =======  ========
Equity Securities:
  Common stocks..........................    9,424       216     241     9,399
                                          --------  -------- -------  --------
    Total Equity Securities.............. $  9,424  $    216 $   241  $  9,399
                                          ========  ======== =======  ========

Included in net unrealized investment gains (losses) are unrealized gains on foreign currency investments as well as unrealized gains on the associated forward foreign exchange contracts. Unrealized investment gains (losses) consists of the following:

                                                                       1998 1997
                                                                       ---- ----
   Net unrealized gains on investments................................ $  0 $281
   Unrealized gains (losses) on the maturity of forward contracts.....    0   14
                                                                       ---- ----
                                                                       $  0 $295
                                                                       ==== ====

The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, at December 31, 1998 are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
   Due in one year or less................................. $ 24,215   $ 24,469
   Due after one year through five years...................   92,090     93,343
   Due after five years through ten years..................  179,470    191,671
   Due after ten years.....................................  377,800    402,033
                                                            --------   --------
     Subtotal..............................................  673,575    711,516
   Mortgage-backed securities..............................   55,027     57,848
                                                            --------   --------
     Total................................................. $728,602   $769,364
                                                            ========   ========

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

Sales of fixed maturities and equity securities are as follows:

                                                      1998     1997     1996
                                                    -------- -------- --------
   Fixed maturities classified as available-for-
    sale
     Proceeds.....................................  $159,749 $143,107 $275,008
     Gross realized gains.........................  $ 10,901 $    680 $ 19,109
     Gross realized losses........................  $      2 $  1,454 $  3,878
   Fixed maturities classified as held-to-maturity
     Proceeds.....................................  $      0 $      0 $  5,291
     Gross realized gains.........................  $      0 $      0 $    236
     Gross realized losses........................  $      0 $      0 $      0
   Equity Securities
     Proceeds.....................................  $      0 $      0 $      0
     Gross realized gains.........................  $      0 $      0 $      0
     Gross realized losses........................  $      0 $      0 $      0

Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

ASSETS HELD IN TRUST FOR THE BENEFIT OF OTHER PARTIES

Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. At December 31, 1998 the trust held $530,563 of bonds and short-term investments, and at December 31, 1997, the trust held $516,491 of bonds and short-term investments.

STATUTORY DEPOSITS

The Company had assets on deposit with regulatory agencies of $6,245 and $7,020, at December 31, 1998 and 1997 respectively.

3. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The components of net investment income are as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   Fixed maturities................................. $53,467  $50,348  $44,630
   Equity securities................................  (9,118)   4,915        0
   Mortgage loans on real estate....................       0        0      110
   Real estate......................................   4,149      815       55
   Policy loans.....................................   6,855    5,081    3,734
   Cash, cash equivalents and short-term
    Investments.....................................     861    4,160    3,656
   Other investment income..........................      76      591       38
                                                     -------  -------  -------
   Gross investment income..........................  56,290   65,910   52,223
   Investment expenses..............................  (7,213)  (4,851)  (2,595)
                                                     -------  -------  -------
   Net Investment income............................ $49,077  $61,059  $49,628
                                                     =======  =======  =======

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

Realized investment gains (losses), including changes in valuation allowances, are summarized as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   Fixed maturities................................  $10,899  $  (774) $15,467
   Equity securities...............................        0        0        0
   Other invested assets...........................       (7)   1,032      512
                                                     -------  -------  -------
       Subtotal....................................   10,892      258   15,979
   Amounts allocable to:
     Amortization of deferred policy acquisition
      costs........................................    5,282     (632)   7,157
                                                     -------  -------  -------
     Investment gains (losses), net................  $ 5,610  $   890  $ 8,822
                                                     =======  =======  =======

The changes in unrealized investment gains (losses), net, included in other comprehensive income, are as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   Year ended December 31
   Balance, beginning of year......................  $17,347  $ 3,727  $26,356
     Change in unrealized investment gains
      (losses).....................................      391   30,207  (46,850)
     Change in unrealized investment gains (losses)
      attributable to:
       Deferred policy acquisition cost allowances.     (595)  (9,446)  12,211
       Deferred income tax (expense) benefit.......      296   (7,141)  12,010
                                                     -------  -------  -------
   Balance, end of year............................  $17,439  $17,347  $ 3,727
                                                     =======  =======  =======

The components of unrealized investment gains (losses), net, included in other comprehensive income, are as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   December 31
   Balance, end of year, comprised of:
     Unrealized investment gains (losses) on:
       Fixed Maturities............................  $40,928  $41,706  $11,525
       Equity Securities...........................    1,191        0        0
       Other.......................................        0       22       (4)
                                                     -------  -------  -------
                                                      42,119   41,728   11,521
   Amounts of unrealized investment gains (losses)
    attributable to:
     Deferred policy acquisition cost allowances...  (15,798) (15,202)  (5,756)
     Deferred income tax (expense) benefit.........   (8,882)  (9,179)  (2,038)
                                                     -------  -------  -------
   Balance, end of year............................  $17,439  $17,347  $ 3,727
                                                     =======  =======  =======

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

Reinsurance recoverables, included in other assets, were outstanding with the following reinsurers:

                                                                 DECEMBER 31,
                                                                ---------------
                                                                 1998    1997
                                                                ------- -------
   Paul Revere Life Insurance Company.......................... $10,795 $ 4,548
   Cologne Life Reinsurance Company............................   6,519   3,724
   Security Life of Denver Insurance Company...................   4,395   1,804
   American United Life Insurance Company......................   3,852   1,332
   Great West Life & Annuity Insurance Company.................   6,394   2,505
   Swiss Re Life & Health Limited..............................   2,422     908
   Other.......................................................  17,828   3,164
                                                                ------- -------
                                                                $52,205 $17,985
                                                                ======= =======

The effect of reinsurance on premiums earned is as follows:

                                                     1998      1997      1996
                                                   --------  --------  --------
   Direct premiums................................ $110,768  $ 30,975  $  2,682
   Reinsurance assumed............................   58,329    62,315    67,483
   Reinsurance ceded..............................  (68,408)  (29,674)  (32,755)
                                                   --------  --------  --------
   Net premiums earned............................ $100,689  $ 63,616  $ 37,410
                                                   ========  ========  ========

Reinsurance and ceded commissions payables, included in other liabilities, were $10,162 and $5,852, at December 31, 1998 and 1997, respectively.

The following provides an analysis of the activity in the liability for benefits relating to group accident and nonmedical health policies and contracts:

                                                  YEARS ENDED DECEMBER 31,
                                                  ----------------------------
                                                    1998      1997     1996
                                                  ---------  -------- --------
   Balance at January 1.......................... $     809  $     0  $    0
     Reinsurance recoverables....................      (647)       0       0
                                                  ---------  -------  ------
   Net balance at January 1......................       162        0       0
                                                  ---------  -------  ------
   Incurred related to:
     Current year................................       303      173       0
     Prior years.................................       (57)     (11)      0
                                                  ---------  -------  ------
                                                        246      162       0
                                                  ---------  -------  ------
   Paid related to:
     Current year................................         2        0       0
     Prior years.................................        18        0       0
                                                  ---------  -------  ------
                                                         20        0       0
                                                  ---------  -------  ------
   Balance at December 31........................       388      162       0
     Add: Reinsurance recoverables...............     1,565      647       0
                                                  ---------  -------  ------
   Balance at December 31........................ $   1,953  $   809  $    0
                                                  =========  =======  ======

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

5. INCOME TAXES

The provision for income tax expense (benefit) in the consolidated statements of income is shown below:

                                                       CURRENT DEFERRED   TOTAL
                                                       ------- --------  -------
   1998
   Federal............................................ $13,734 $  (788)  $12,946
   State and Local....................................       0     100       100
                                                       ------- -------   -------
     Total............................................ $13,734 $  (688)  $13,046
                                                       ======= =======   =======
   1997...............................................
   Federal............................................ $ 8,473 $(3,772)  $ 4,701
   State and Local....................................     316     (29)      287
                                                       ------- -------   -------
     Total............................................ $ 8,789 $(3,801)  $ 4,988
                                                       ======= =======   =======
   1996
   Federal............................................ $ 5,333 $(1,531)  $ 3,802
   State and Local....................................       0    (751)     (751)
                                                       ------- -------   -------
     Total............................................ $ 5,333 $(2,282)  $ 3,051
                                                       ======= =======   =======

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   Income before taxes.............................. $24,483  $26,957  $12,752
   Income tax rate..................................      35%      35%      35%
                                                     -------  -------  -------
   Expected income tax expense at federal statutory
    income tax rate.................................   8,569    9,435    4,463
   Tax effect of:
     Change in valuation allowance..................       0        0  (13,948)
     NOL benefit write-off..........................       0        0   13,012
     Tax exempt investment income...................    (100)       0        0
     Tax Credits....................................    (100)       0        0
     State and local income taxes...................     100   (1,013)    (488)
     Other, net.....................................   4,577   (3,434)      12
                                                     -------  -------  -------
   Income Tax Expense............................... $13,046  $ 4,988  $ 3,051
                                                     =======  =======  =======

Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                            1998       1997
                                                          ---------  ---------
   Deferred tax assets:
     Policyholder liabilities............................ $ 177,017  $  63,723
     Other, net..........................................    15,453     81,988
                                                          ---------  ---------
       Total gross assets................................   192,470    145,711
                                                          ---------  ---------
   Deferred tax liabilities:
     Investments.........................................    (1,068)    (2,456)
     Deferred policy acquisition costs...................  (208,881)  (168,270)
     Unrealized investment gains, net....................    (8,882)    (9,179)
     Other, net..........................................   (15,973)    (7,872)
                                                          ---------  ---------
       Total gross liabilities...........................  (234,804)  (187,777)
                                                          ---------  ---------
   Net deferred tax liability............................ $ (42,334) $ (42,066)
                                                          =========  =========

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

The sources of the deferred tax expense (benefit) and their tax effects are as follows:

                                                    1998      1997      1996
                                                  --------  --------  --------
   Policyholder liabilities...................... $(49,251) $(23,759) $(17,818)
   Net operating loss carryforward...............        0    12,548       464
   Investments...................................   (1,388)    1,319         0
   Deferred policy acquisition costs.............   40,611    33,621    21,828
   Other, net....................................    9,340   (27,530)   (6,756)
                                                  --------  --------  --------
     Total....................................... $   (688) $ (3,801) $ (2,282)
                                                  ========  ========  ========

6. EMPLOYEE BENEFIT PLANS

Prior to the merger, substantially all employees were employed by NEMLICO and were covered under the Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (collectively referred to as the Plans). Subsequent to the merger substantially all of the employees became employees of the Company and continued to be covered by the Plans, which became the Plans of the Company. Under the Plans retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes.

                                         PENSION BENEFITS     OTHER BENEFITS
                                         ------------------  ------------------
                                                    DECEMBER 31,
                                         --------------------------------------
                                           1998      1997      1998      1997
                                         --------  --------  --------  --------
   CHANGE IN PROJECTED BENEFIT
    OBLIGATION
   Projected benefit obligation at
    beginning of year..................  $210,590  $177,125  $ 46,591  $ 49,654
   Service cost........................     6,927     5,310       942       885
   Interest cost.......................    15,878    13,958     3,267     3,707
   Actuarial gain......................    14,831    15,926     1,256    (3,972)
   Divestitures........................         0         0         0         0
   Curtailments........................         0         0         0         0
   Terminations........................         0         0         0         0
   Change in benefits..................    11,935     5,755       (10)        0
   Benefits paid.......................    (7,674)   (7,484)   (3,059)   (3,683)
                                         --------  --------  --------  --------
   Projected benefit obligation at end
    of year............................  $252,487  $210,590  $ 48,987  $ 46,591
                                         --------  --------  --------  --------
   CHANGE IN PLAN ASSETS
   Contract value of plan assets at
    beginning of year..................  $150,820  $130,995  $      0  $      0
   Actual return on plan assets........    28,309    22,250         0         0
   Employer contribution...............    12,997     5,059         0         0
   Benefits paid.......................    (7,323)   (7,484)        0         0
                                         --------  --------  --------  --------
   Contract value of plan assets at end
    of year............................  $184,803  $150,820  $      0  $      0
                                         --------  --------  --------  --------
   Over/(Under) funded.................  $(67,684) $(59,770) $(48,987) $(46,591)
   Unrecognized net asset at
    transition.........................    (1,674)   (2,844)        0         0
   Unrecognized net actuarial gains....    34,350    35,889   (17,787)  (18,872)
   Unrecognized prior service cost.....    16,854     5,832        (9)        0
                                         --------  --------  --------  --------
   Prepaid (accrued) benefit cost......  $(18,154) $(20,893) $(66,783) $(65,463)
                                         ========  ========  ========  ========
   Qualified plan prepaid pension cost.  $ (2,164) $ (7,205) $      0  $      0
   Non-qualified plan accrued pension
    cost...............................   (15,990)  (13,688)        0         0
                                         --------  --------  --------  --------
   Prepaid (accrued) benefit cost......  $(18,154) $(20,893) $      0  $      0
                                         ========  ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                NON-QUALIFIED
                           QUALIFIED PLAN           PLAN                TOTAL
                          ------------------  ------------------  ------------------
                            1998      1997      1998      1997      1998      1997
                          --------  --------  --------  --------  --------  --------
Aggregate projected
 benefit obligation.....  $226,717  $193,652  $ 25,770  $ 16,938  $252,487  $210,590
Aggregate contract value
 of plan assets
 (principally Company
 contracts).............   184,803   150,820         0         0   184,803   150,820
                          --------  --------  --------  --------  --------  --------
Over/(Under) funded.....  $(41,914) $(42,832) $(25,770) $(16,938) $(67,684) $(59,770)
                          ========  ========  ========  ========  ========  ========

The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                                    OTHER
                                              PENSION BENEFITS    BENEFITS
                                              ------------------  ----------
                                                1998      1997    1998  1997
                                              --------  --------  ----  ----
   Weighted average assumptions as of
    December 31,
   Discount rate.............................     7.25%     7.75% 7.00% 7.75%
   Expected return on plan assets............     8.50%     8.75%   --    --
   Rate of compensation increase.............     4.50%     5.00%   --    --

The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 7.40% in 1998, gradually decreasing to 5.00% over five years and generally 7.80% in 1997, gradually decreasing to 5.00% over eight years.

Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                               ONE %    ONE %
                                                              INCREASE DECREASE
                                                              -------- --------
   Effect on total of service and interest cost components...  14.50%   12.70%
   Effect on accumulated postretirement benefit obligation...  12.80%   11.30%

The components of periodic benefit costs were as follows:

                                 PENSION BENEFITS            OTHER BENEFITS
                            ----------------------------  ---------------------
                              1998      1997      1996     1998   1997    1996
                            --------  --------  --------  ------ ------  ------
   Components of periodic
    benefit cost
   Service cost............ $  6,927  $  5,310  $  5,761  $  942 $  885  $  876
   Interest cost...........   15,878    13,958    12,489   3,267  3,707   3,183
   Expected return on plan
    assets.................  (12,866)  (22,250)  (15,468)      0      0       0
   Net amortization and
    deferrals..............      669    11,092     6,009     167   (871) (1,155)
                            --------  --------  --------  ------ ------  ------
   Net periodic benefit
    cost................... $ 10,608  $  8,110  $  8,791  $4,376 $3,721  $2,904
                            ========  ========  ========  ====== ======  ======

SAVINGS AND INVESTMENT PLANS

The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2,252, $1,588 and $3,386 for the years ended December 31, 1998, 1997 and 1996, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

7. LEASES

In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenue. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sub-rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                  RENTAL SUB-RENTAL GROSS RENTAL
                                                  INCOME   INCOME     EXPENSE
                                                  ------ ---------- ------------
   1999..........................................  $52    $ 4,066     $ 14,851
   2000..........................................   31      7,845       14,805
   2001..........................................    0      7,854       13,221
   2002..........................................    0      7,864       12,336
   2003..........................................    0      8,026       12,023
   Thereafter....................................    0     34,525      114,855
                                                   ---    -------     --------
     Total.......................................  $83    $70,180     $182,091
                                                   ===    =======     ========

8. DEBT

In 1995, the Company borrowed $25,000 from a bank, bearing interest, payable monthly, at a variable rate equal to the greater of the bank's base rate or money market rates plus 0.6% per annum. The interest rate applied was 6.4%, 5.8% and 5.7% at December 31, 1998, 1997 and 1996, respectively. The loan is collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment is structured in a manner to result in repayment over a term of five years or less. The carrying value of the loan approximates its fair value of $13,295. Repayments of principal and interest of $8,612, $3,155 and $0 were made during 1998, 1997 and 1996, respectively. The Company repaid the entire outstanding balance of the loan in January 1999.

Exeter privately placed $75,118 aggregate principal amount, subordinated notes payable (the Notes), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000. The issue costs of the Notes of $130 were deducted from Notes, net of discount, to arrive at net subordinated notes payable of $49,870. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value of $69,560, repayments of $0, $0 and $0 were made during 1998, 1997 and 1996, respectively.

9. CONTINGENCIES

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of approximately, $202, $42, and $42 in 1998, 1997, and 1996, respectively, of which $202, $33, and $27 were to be credited against premium taxes.

The Company has no contingent liabilities that would materially affect the financial position of the Company or the results of its operations. There are no pending legal proceedings that are beyond the ordinary course of business that could have a material financial effect.

10. OTHER OPERATING COSTS AND EXPENSES

Other operating costs and expenses consisted of the following:

                                                   YEARS ENDED DECEMBER 31,
                                                 ------------------------------
                                                   1998       1997       1996
                                                 ---------  ---------  --------
   Compensation................................. $  86,822  $  58,754  $ 36,172
   Commissions..................................   166,218     77,351    51,617
   Interest and debt expense....................     9,374      6,750     6,261
   Amortization of policy acquisition costs.....    31,994     17,723    22,233
   Capitalization of policy acquisition costs...  (183,064)  (157,670)  (98,016)
   Rent expense, net of sub-lease income........     4,252      4,473     3,060
   Other........................................   201,063    136,961   122,559
                                                 ---------  ---------  --------
     Total...................................... $ 316,659  $ 144,342  $143,886
                                                 =========  =========  ========

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Amounts related to the Company's financial instruments are as follows:

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1998:
   ASSETS
   Fixed Maturities......................................... $769,364  $769,364
   Equity Securities........................................   13,240    13,240
   Policy loans.............................................  135,800   135,800
   Short-term investments...................................   52,285    52,285
   Cash and cash equivalents................................   43,598    43,598
   LIABILITIES
   Policyholder account balances............................   23,365    22,524
   Other policyholder funds.................................    7,832     7,832
   Short and long-term debt.................................   82,855    82,855

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER  31, 1997:
   ASSETS
   Fixed Maturities......................................... $734,391  $734,391
   Equity Securities........................................    9,399     9,399
   Policy loans.............................................  104,783   104,783
   Short-term investments...................................   27,944    27,944
   Cash and cash equivalents................................   74,148    74,148
   LIABILITIES
   Policyholder account balances............................   13,356    12,593
   Other policyholder funds.................................    4,324     4,324
   Short and long-term debt.................................   85,981    85,981

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

The fair value of fixed maturities and equity securities that are publicly traded are based upon quotations obtained from an independent market pricing service or published by applicable stock exchanges. For securities for which the market values were not readily available, fair values were estimated by management, based primarily on interest rates, maturity, credit quality and average life.

POLICY LOANS

Policy loans are stated at unpaid principal balances, which approximates fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

SHORT-TERM AND LONG-TERM DEBT

Short-term and long-term debt are stated at unpaid principal balances, which approximates fair value.

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

12. STATUTORY FINANCIAL INFORMATION

The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with such amounts determined in conformity with generally accepted accounting principles were as follows:

                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1998       1997       1996
                                               ---------  ---------  ---------
Statutory surplus............................. $ 456,525  $ 307,290  $ 355,853
Adjustments to GAAP for:
  Future policy benefits and policyholders
   account balances...........................  (336,821)  (279,510)  (195,273)
  Deferred policy acquisition costs...........   710,961    565,769    434,637
  Deferred Federal Income taxes...............   (42,334)   (42,066)   (40,185)
  Valuation of investments....................    53,514     56,873     11,503
  Statutory asset valuation reserves..........    10,636      8,388      3,335
  Statutory interest maintenance reserve......       816        571        306
  Surplus notes...............................   (69,560)   (64,016)   (58,911)
  Receivables from reinsurance transactions...    26,004     27,519     26,030
  Other, net..................................    35,330     52,724     13,127
                                               ---------  ---------  ---------
GAAP Equity................................... $ 845,071  $ 633,542  $ 550,422
                                               =========  =========  =========
                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1998       1997       1996
                                               ---------  ---------  ---------
Statutory net income (loss)................... $ (28,043) $ (37,358) $ (46,021)
Adjustments to GAAP for:
  Future policy benefits and policyholders
   account balances...........................  (196,754)  (311,588)   (41,174)
  Deferred policy acquisition costs...........   135,788    139,947     68,626
  Deferred Federal Income taxes...............       688      3,801      2,282
  Valuation of investments....................   (13,490)         0          0
  Statutory interest maintenance reserve......       245        342        231
  Other, net..................................   113,003    226,825     25,757
                                               ---------  ---------  ---------
Net GAAP Income............................... $  11,437  $  21,969  $   9,701
                                               =========  =========  =========

The Company is currently undergoing an examination by the Massachusetts Department of Insurance. The Company believes that there will be no material audit adjustments for the periods under examination.

13. RELATED PARTY TRANSACTIONS

Prior to the merger NELICO operated under an Administrative Services Agreement with its parent NEMLICO to receive all executive, legal, clerical and other personnel services. Subsequent to the merger of NEMLICO and MetLife, the Company entered into an Administrative Services Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger, and those policies and contracts defined in the Administrative Services Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $193,641, $186,757 and $88,043 including accruals for administrative services on NEMLICO administered contracts for 1998, 1997, and for the period of September 1, 1996 through December 31, 1996, respectively. Prior to the merger, the Company paid $62,643 to NEMLICO for administrative services on

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

variable-life and variable-annuity contracts for the period of January 1, 1996 through August 31, 1996. In addition, $14,123 and $600 for 1998 and 1997, respectively, was paid or payable by MetLife to the Company for varied and miscellaneous other services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

On December 30, 1998 the Company sold to MetLife Credit Corporation shares of preferred stock for $200,000. In 1997, MetLife made a capital contribution to the Company of $50,000 in cash. In 1996, MetLife made a non-cash capital contribution to the Company of common stock of affiliated companies consisting of Exeter, NEPA, NES, Newbury, Omega Reinsurance Corp., TNE Advisers Inc., and TNE Information Services Inc. with a total estimated statutory fair value of $29,558. MetLife also made non-cash capital contributions of home-office properties of $10,301, socially-responsible investments with a book value of $11,916, furniture, equipment and leasehold improvements of $27,816, and a cash contribution of $128,412. Prior to the merger, NEMLICO made a cash contribution to NELICO of $20,000.

On April 30, 1998 the Company acquired all the outstanding stock of N.L. Holding Corporation and its subsidiaries, and concurrently contributed such stock to the Company's downstream holding company, New England Life Holding Inc. In conjunction with the acquisition, the Company entered into employment agreements with key individuals of N.L. Holding Corporation. Under these agreements the Company paid $6,166 in 1998.

The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building that it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid lease payments to MetLife of $2,340, $2,340 and $780 in 1998, 1997 and 1996, respectively.

On June 21, 1996, NEMLICO purchased a mortgage from NELICO for $2,217 that included principal of $2,204, and interest of $13.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1998 were $15,204 and $1,159, respectively. Included in accrued income at December 31, 1998, were amounts receivable for sales-based commissions from NEF and SSR totaling $385 and $14, respectively. In 1998, NES earned asset-based income of $9,193 and $139 on average assets of approximately $4,300,000 and $77,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1998 were amounts receivable for asset-based commissions from NEF and SSR totaling $593 and $13, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1997 were $16,799 and $1,127, respectively. Included in accrued income at December 31, 1997, were amounts receivable for sales-based commissions from NEF and SSR totaling $233 and $13, respectively. In 1997, NES earned asset-based income of $8,777 and $61 on average assets of approximately $3,900,000 and $33,000 under management with NEF and SSR, respectively.

Exeter has a privately-placed subordinated notes payable to MetLife for $69,560 and $64,016 at December 31, 1998 and 1997, respectively.

Pursuant to certain Reinsurance Agreements, the Company cedes a portion of premiums on certain variable life, traditional life and universal life policies to Omega Reinsurance Corporation. Reinsurance premiums paid by the Company to Omega were $11,539, $10,372 and $5,009 for 1998, 1997 and 1996, respectively.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.


14. SEPARATE ACCOUNTS

Separate accounts reflect non-guaranteed separate accounts totaling $3,258,383 and $1,988,225 at December 31, 1998 and 1997, respectively, wherein the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees totaling $30,714, $12,642 and $6,464 in 1998, 1997 and 1996, respectively.

15. YEAR 2000

The Year 2000 issue is the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant cost associated with additional mainframe capacity necessary to accommodate a four digit year field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major systems failure or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has developed and implemented a plan to resolve the issue. The Company currently believes that, with modifications to existing software and converting to new software, the Year 2000 issue will not pose significant operational problems for the Company's computer systems. However, if such modifications and conversions are not completed on a timely basis, the Year 2000 issue may have a material impact on the operations of the Company. Furthermore, even if the Company completes such modifications and conversions on a timely basis, there can be no assurance that the failure by vendors or other third parties to solve the Year 2000 issue will not have a material impact on the operations of the Company. The Company estimates the total cost to resolve its Year 2000 problem to be approximately $51,000, (unaudited) of which approximately $41,300 has been incurred through December 31, 1998.

16. BUSINESS SEGMENT INFORMATION

The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments: Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because they either provide different products and services, require different strategies, or have different technology requirements.

Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, group medical, and group disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 1998, 1997 and 1996. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

Allocation of net investment income and investment gains (losses), net were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                                                 DECEMBER 31, 1998
                          -------------------------------------------------------------------
                                                                       CORPORATE
                          INDIVIDUAL  INDIVIDUAL  GROUP      GROUP        AND
                             LIFE      ANNUITY   PENSION   LIFE, A&H  SUBSIDIARIES   TOTAL
                          ----------  ---------- --------  ---------  ------------ ----------
REVENUES
Premiums................  $   48,733   $     31  $    417  $ 21,394     $ 30,114   $  100,689
Universal Life and
 Investment-Type
 Product Policy Fees....     161,936      9,332     2,788      (290)           0      173,766
Net Investment Income...     (22,496)    (1,752)     (405)      651       73,079       49,077
Investment Gains,
 (Losses) Net...........        (182)        (7)       (4)       17        5,786        5,610
Commissions, Fees, and
 Other Income...........       9,408      6,042     1,118    20,430      155,413      192,411
                          ----------   --------  --------  --------     --------   ----------
  Total Revenues........     197,399     13,646     3,914    42,202      264,392      521,553
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      84,709      3,943       874    13,561       46,600      149,687
Interest Credited to
 Policyholder
 Account Balances.......       6,337      1,264        83         0           51        7,735
Policyholder Dividends..       1,135          4         0         3       21,847       22,989
Other Operating Costs
 and Expenses...........     103,284     14,324     3,617    15,731      179,703      316,659
                          ----------   --------  --------  --------     --------   ----------
  Total Benefits and
   Other Deductions.....     195,465     19,535     4,574    29,295      248,201      497,070
Income from Operations
 Before
 Income Taxes...........       1,934     (5,889)     (660)   12,907       16,191       24,483
Income Taxes............       9,968       (402)     (423)    3,986          (83)      13,046
                          ----------   --------  --------  --------     --------   ----------
  Net Income............  $   (8,034)  $ (5,487) $   (237) $  8,921     $ 16,274   $   11,437
                          ==========   ========  ========  ========     ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......     616,959     42,524     2,359     2,511       46,608      710,961
Separate Account Assets.   2,073,552    835,648   235,467   113,716            0    3,258,383
Policyholder
 Liabilities............     380,586     38,912       768    19,233      501,579      941,078
Separate Account
 Liabilities............   2,073,552    835,648   235,467   113,716            0    3,258,383

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

                                                 DECEMBER 31, 1997
                          -----------------------------------------------------------------
                                                                     CORPORATE
                          INDIVIDUAL INDIVIDUAL  GROUP      GROUP       AND
                             LIFE     ANNUITY   PENSION   LIFE, A&H SUBSIDIARIES   TOTAL
                          ---------- ---------- --------  --------- ------------ ----------
REVENUES
Premiums................  $   27,200  $     31  $      0   $ 3,743    $ 32,642   $   63,616
Universal Life and
 Investment-Type
 Product Policy Fees....     139,235     4,732       486       704           0      145,157
Net Investment Income...      31,905      (270)      (20)     (118)     29,562       61,059
Investment Gains,
 (Losses) Net...........         523         0         0         0         367          890
Commissions, Fees, and
 Other Income...........       9,542     3,253       266     4,383      10,858       28,302
                          ----------  --------  --------   -------    --------   ----------
Total Revenue...........     208,405     7,746       732     8,712      73,429      299,024
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      71,010     3,431         0     3,827      21,912      100,180
Interest Credited to
 Policyholder
 Account Balances.......       5,371       664       149         0          36        6,220
Policyholder Dividends..         507         1         0         0      20,817       21,325
Other Operating Costs
 and Expenses...........      98,664    10,777     2,092     6,745      26,064      144,342
                          ----------  --------  --------   -------    --------   ----------
  Total Benefits and
   Other Deductions.....     175,552    14,873     2,241    10,572      68,829      272,067
Income from Operations
 Before Income Taxes....      32,853    (7,127)   (1,509)   (1,860)      4,600       26,957
Income Taxes............       2,701    (1,203)     (504)     (447)      4,441        4,988
                          ----------  --------  --------   -------    --------   ----------
  Net Income............  $   30,152  $ (5,924) $ (1,005)  $(1,413)   $    159   $   21,969
                          ==========  ========  ========   =======    ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......     498,208    24,226     1,347       877      41,111      565,769
Separate Account Assets.   1,426,347   450,441   111,437         0           0    1,988,225
Policyholder
 Liabilities............     258,880    20,476       197     6,398     463,269      749,220
Separate Account
 Liabilities............   1,426,347   450,441   111,437         0           0    1,988,225

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

                                                 DECEMBER 31, 1996
                          ----------------------------------------------------------------
                                                                    CORPORATE
                          INDIVIDUAL INDIVIDUAL  GROUP     GROUP       AND
                             LIFE     ANNUITY   PENSION  LIFE, A&H SUBSIDIARIES   TOTAL
                          ---------- ---------- -------  --------- ------------ ----------
REVENUES
Premiums................   $  1,729   $      0  $    0    $    56    $ 35,625   $   37,410
Universal Life and
 Investment-Type
 Product Policy Fees....    101,153        603       0          0           0      101,756
Net Investment Income...     23,667       (105)     (2)        (6)     26,074       49,628
Investment Gains,
 (Losses) Net...........        396          0       0          0       8,426        8,822
Commissions, Fees and
 Other Income...........      8,340         45     290        363      35,892       44,930
                           --------   --------  ------    -------    --------   ----------
  Total Revenues........    135,285        543     288        413     106,017      242,546
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...     25,595        654       0        176      39,095       65,520
Interest Credited to
 Policyholder
 Account Balances.......      5,345        167       0          0          46        5,558
Policyholder Dividends..         13          0       0          0      14,817       14,830
Other Operating Costs
 and Expenses...........     81,559     13,499      71      1,798      46,959      143,886
                           --------   --------  ------    -------    --------   ----------
  Total Benefits and
   Other Deductions.....    112,512     14,320      71      1,974     100,917      229,794
Income from Operations
 Before Income Taxes....     22,773    (13,777)    217     (1,561)      5,100       12,752
Income Taxes............     (2,772)       723       0          0       5,100        3,051
                           --------   --------  ------    -------    --------   ----------
  Net Income............   $ 25,545   $(14,500) $  217    $(1,561)   $      0   $    9,701
                           ========   ========  ======    =======    ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......    378,397     11,883     147          0      44,209      434,636
Separate Account Assets.    999,130    201,180   6,649          0           0    1,206,959
Policyholder
 Liabilities............    181,484      6,657       0        529     459,884      648,554
Separate Account
 Liabilities............    999,130    201,180   6,649          0           0    1,206,959

Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

PART C.  OTHER INFORMATION
         -----------------

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(a) Financial Statements

    The following financial statements of the Registrant are included in Part B of this Registration Statement:

    Statement of Assets and Liabilities as of December 31, 1998.

    Statement of Operations for the year ended December 31, 1998.

    Statement of Changes in Net Assets for the years ended December 31, 1998 and 1997.

    Notes to Financial Statements.

    The following financial statements of the Depositor are included in Part B of this Registration Statement:

    Consolidated Balance Sheets as of December 31, 1998 and 1997.

    Consolidated Statements of Income and Comprehensive Income for the years ended December 31, 1998, 1997 and 1996.

    Consolidated Statements of Equity for the years ended December 31, 1998, 1997 and 1996.

    Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996.

    Notes to Consolidated Financial Statements.

(b) Exhibits

(1) Resolutions of Board of Directors of the Depositor authorizing the Registrant are incorporated herein by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (No. 33-85442) filed on May 1, 1998.

(2) None.

(3) (i)   Form of Distribution Agreement is incorporated herein by reference to
    Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (No. 33-85442) filed on May 1, 1998.

    (ii) Form of Selling Agreement with other broker-dealers is incorporated herein by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (No. 33-85442) filed on May 1, 1998.

    (iii) Additional Form of Selling Agreement is incorporated herein by reference to Registration Statement on Form N-4 (No. 33-64879) filed on December 11, 1995.

    (iv) Additional Forms of Selling Agreement with other broker-dealers are incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-4 (No. 33-85442) filed on April 30, 1997.

(4) (i)   Forms of Variable Annuity Contract (with and without Contingent
Deferred Sales Charge), and Application are incorporated herein by reference to Registration Statement on Form N-4 (No. 33-64879) filed on December 11, 1995.

    (ii) Forms of Endorsements (Living Benefits and Individual Retirement Annuity) are incorporated herein by reference to Registration Statement on Form N-4 (No. 33-64879) filed on December 11, 1995.

    (iii) Forms of Endorsements (TSA, Simple IRA, Living Benefits and Section 1035 Exchange, Contract Loan, Roth IRA, 72(s) and IRA) are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 33-85442) filed on May 1, 1998.

    (iv) Forms of Endorsement (Death Benefit, Contract Loan and Company Name Change) are incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (No. 33-85442) filed on June 30, 1998.
                                                                           -
    (v) Form of Endorsement (IRA) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (No. 33-85442) filed on January 21, 1999.

    (vi) Form of Endorsement (Dollar Cost Averaging and 72(s)) is incorporated herein by reference to Post-Effective Amendnent No. 9 to Registration Statement on Form N-4 (No. 33-85542) filed on April 28, 1999.

(5) For Application, see (4)(i) above.

(6) (i)   Copy of charter (Amended and Restated Articles of Organization) is incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-4 (No. 33-85442) filed on April 30, 1997.

                                     III-2

     (ii) Amended and restated By-Laws of Depositor are incorporated herein by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (No. 33-85442) filed on May 1, 1998.

     (iii) Amendments to the Amended and restated Articles of Organization are incoporated hereby reference to Post-Effective Amendment No. 9 to Registration Statement on Form N-4 (No. 33-85442) filed on April 28, 1999.

(7)  None

(8)  None

(9)  Opinion and consent of H. James Wilson, Esq.

(10) (i)   Consent of Deloitte & Touche LLP

     (ii)  Consent of Sutherland Asbill and Brennan LLP

(11) None

(12) None

(13) (i)   Schedule of computations for performance quotations is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (No. 33-64879) filed on June 6, 1996.

(14) (i)   Powers of Attorney are incorporated herein by reference to Post-
Effective Amendment No. 4 to Registration Statement on Form N-4 (No. 33-85442) filed on April 30, 1997.

     (ii) Power of Attorney for James M. Benson is incorporated herein by reference to Post-Effective Amendment No. 6 on Form N-4 (No. 33-85442) filed on June 30, 1998.

     (iii) Powers of Attorney for Robert H. Benmosche, Catherine A. Rein, Richard A. Robinson and David Y. Rogers are incorporated by reference to Post-Effective Amendment No. 7 on Form N-4 (No. 33-85442) filed on January 21, 1999.


                                     III-3

ITEM 25.   DIRECTORS AND OFFICERS OF THE DEPOSITOR


             Name And Principal                          Positions and Offices
              Business Address                              with Depositor

James M. Benson*                                Chairman, President and Chief
                                                     Executive Officer

Robert H. Benmosche                                            Director
Metropolitan Life Insurance Company
One Madison Avenue
New York, NY  10010

Susan C. Crampton                                              Director
6 Tarbox Road
Jericho, VT 05465

Edward A. Fox                                                  Director
RR Box 67-15
Harborside, ME 04642

George J. Goodman                                              Director
Adam Smith's Money World
50th Floor, Craig Drill Capital
General Motors Building
767 Fifth Street
New York, NY 10153

Dr. Evelyn E. Handler                                          Director
Ten Sterling Place
Bow, NH 03304-5216

Philip K. Howard, Esq.                                         Director
Howard, Smith & Levin LLP
1330 Avenue of the Americas
New York, NY 10019

Bernard A. Leventhal                                           Director
Burlington Industries
1345 Avenue of the Americas
17th Floor
New York, NY  10105

                                     III-4

             Name And Principal                          Positions and Offices
              Business Address                              with Depositor

Thomas J. May                                                  Director
Boston Edison Company
800 Boylston Street
Boston, MA 02199

Stewart G. Nagler                                              Director
Metropolitan Life Insurance
Company
One Madison Avenue
New York, NY 10010

Catherine A. Rein                                              Director
Metropolitan Auto and Home
700 Quaker Lane
Warwick, RI   02887

Rand N. Stowell                                                Director
P. O. Box 60
Weld, ME 04285

Alexander B. Trowbridge                                        Director
Trowbridge Partners Inc.
1317 F Street, NW, Suite 500
Washington, D.C. 20004

David W. Allen*                               Senior Vice President

A. Frank Beaz*                                Executive Vice President

Mary Ann Brown*                               President, New England Products
                                              and Services (a business unit of
                                              NELICO)

Anthony T. Candito*                           President, NEF Information
                                              Services and Chief Information
                                              Officer

Thom A. Faria*                                President, Career Agency System
                                              (a business unit of NELICO)

Anne M. Goggin*                               Senior Vice President and
                                              Associate General Counsel

Daniel D. Jordan*                             Second Vice President, Counsel and
                                              Secretary


                                     III-5

Stephan M. Largent*                           Senior Vice President

Alan C. Leland, Jr.*                          Senior Vice President

Bruce C. Long*                                President, New England Annuities
                                              (a business unit of NELICO)

George J. Maloof*                             Senior Vice President

Thomas W. McConnell*                          Senior Vice President

Thomas W. Moore*                              Senior Vice President

Richard A. Robinson*                          Second Vice President and Chief
                                              Accounting Officer

David Y. Rogers*                              Executive Vice President and Chief
                                              Financial Officer

John G. Small, Jr.*                           President, New England Services
                                              (a business unit of NELICO)

H. James Wilson*                              Executive Vice President and
                                              General Counsel

John W. Wright*                               President, New England Financial
                                              Employee Benefits Group
                                              (a business unit of NELICO)

Frederick K. Zimmermann*                      Executive Vice President and Chief
                                              Investment Officer

*The principal business address for each of the directors and officers is the same as NELICO's except where indicated otherwise.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

    The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned , indirect subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. The Depositor is organized under the laws of Massachusetts. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METROPOLITAN AND SUBSIDIARIES
           ---------------------------------------------------------
                            AS OF DECEMBER 31, 1998
                            -----------------------


                                     III-6

The following is a list of subsidiaries of Metropolitan Life Insurance Company ("Metropolitan") as of December 31, 1998. Those entities which are listed at the left margin (labelled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.  Metropolitan Tower Corp. (Delaware)

    1.   Metropolitan Property and Casualty Insurance Company (Rhode Island)

         a. Metropolitan Group Property and Casualty Insurance Company (Rhode Island)

              i.    Metropolitan Reinsurance Company (U.K.) Limited
                    (Great Britain)

         b.   Metropolitan Casualty Insurance Company (Rhode Island)
         c.   Metropolitan General Insurance Company (Rhode Island)
         d.   Metropolitan Direct Property and Casualty Insurance Company
              (Georgia)
         e.   Metropolitan P&C Insurance Services, Inc. (California)
         f.   Metropolitan Lloyds, Inc. (Texas)
         g.   Met P&C Managing General Agency, Inc. (Texas)

    2.   Metropolitan Insurance and Annuity Company (Delaware)

         a.   MetLife Europe I, Inc. (Delaware)
         b.   MetLife Europe II, Inc. (Delaware)
         c.   MetLife Europe III, Inc. (Delaware)
         d.   MetLife Europe IV, Inc. (Delaware)
         e.   MetLife Europe V, Inc. (Delaware)

    3.   MetLife General Insurance Agency, Inc. (Delaware)

         a.   MetLife General Insurance Agency of Alabama, Inc. (Alabama)
         b.   MetLife General Insurance Agency of Kentucky, Inc. (Kentucky)

         c.   MetLife General Insurance Agency of Mississippi, Inc.
              (Mississippi)

                                     III-7

         d.   MetLife General Insurance Agency of Texas, Inc. (Texas)
         e. MetLife General Insurance Agency of North Carolina, Inc. (North Carolina)
         f. MetLife General Insurance Agency of Massachusetts, Inc. (Massachusetts)

    4.   Metropolitan Asset Management Corporation (Delaware)

         (a.) MetLife Capital, Limited Partnership (Delaware)
              Partnership interests in MetLife Capital, Limited Partnership are held by Metropolitan (90%) and Metropolitan Asset Management Corporation (10%).

              (i.) MetLife Capital Credit L.P. (Delaware). Partnership interests in MetLife Capital Credit L.P. are held by Metropolitan (90%) and Metropolitan Asset Management Corporation (10%).

                   (1)  MetLife Capital CFLI Holdings, LLC  (DE)

                        (a.) MetLife Capital CFLI Leasing, LLC   (DE)

         b.   MetLife Financial Acceptance Corporation (Delaware).
              MetLife Capital Holdings, Inc. holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the common stock of MetLife Financial Acceptance Corporation.

         c. MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

         d. MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

    5.   SSRM Holdings, Inc. (Delaware)

         a.   GFM Investments Limited (Delaware)

         b. State Street Research & Management Company (Delaware). Is a sub-investment manager for the Growth, Income, Diversified and Aggressive Growth Portfolios of Metropolitan Series Fund, Inc.

              i.   State Street Research Investment Services, Inc.
                   (Massachusetts)

                                     III-8

         c.   SSR Realty Advisors, Inc. (Delaware)

              i.   Metric Management Inc. (Delaware)
              ii.  Metric Property Management, Inc. (Delaware)

                   (1) Metric Realty (Delaware). SSR Realty Advisors, Inc. and Metric Property Management, Inc. each hold 50% of the common stock of Metric Realty.

                        (a) Metric Institutional Apartment Fund II, L.P. (California). Metric Realty holds a 1% interest as general partner and Metropolitan holds an approximately 14.6% limited partnership interest in Metric Institutional Apartment Fund II, L.P.

                   (2) Metric Colorado, Inc. (Colorado). Metric Property Management, Inc. holds 80% of the common stock of Metric Colorado, Inc.

              iii. Metric Capital Corporation (California)
              iv.  Metric Assignor, Inc. (California)
              v.   SSR AV, Inc. (Delaware)

    6.   MetLife Holdings, Inc. (Delaware)

         a.   MetLife Funding, Inc. (Delaware)
         b.   MetLife Credit Corp. (Delaware)

    7.   Metropolitan Tower Realty Company, Inc. (Delaware)

    8.   Met Life Real Estate Advisors, Inc. (California)

    9.   Security First Group, Inc. (DE)

         a.   Security First Life Insurance Company (DE)
         b.   Security First Insurance Agency, Inc. (MA)
         c.   Security First Insurance Agency, Inc. (NV)
         d.   Security First Group of Ohio, Inc. (OH)
         e.   Security First Financial, Inc. (DE)
         f.   Security First Investment Management Corporation (DE)
         g.   Security First Management Corporation (DE)
         h.   Security First Real Estate, Inc. (DE)
         i.   Security First Financial Agency, Inc. (TX)

    10.  Natiloportem Holdings, Inc. (Delaware)

                                     III-9

B.  Metropolitan Tower Life Insurance Company (Delaware)

C.  MetLife Security Insurance Company of Louisiana (Louisiana)

D.  MetLife Texas Holdings, Inc. (Delaware)

    1.   Texas Life Insurance Company (Texas)

         a.   Texas Life Agency Services, Inc. (Texas)

         b.   Texas Life Agency Services of Kansas, Inc. (Kansas)

E.  MetLife Securities, Inc. (Delaware)

F.  23rd Street Investments, Inc. (Delaware)

G.  Services La Metropolitaine Quebec, Inc. (Quebec, Canada)

H. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

    1.   Seguros Genesis, S.A. (Spain)
    2.   Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros
         (Spain)

I.  MetLife Saengmyoung Insurance Company Ltd. (Korea).

J.  Metropolitan Life Seguros de Vida S.A. (Argentina)

K.  Metropolitan Life Seguros de Retiro S.A. (Argentina).

L.  Met Life Holdings Luxembourg (Luxembourg)

M.  Metropolitan Life Holdings, Netherlands BV (Netherlands)

N.  MetLife International Holdings, Inc. (Delaware)

O.  Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

P.  Metropolitan Marine Way Investments Limited (Canada)

Q. P.T. MetLife Sejahtera (Indonesia) Shares of P.T. MetLife Sejahtera are held by Metropolitan (80%) and by an entity (20%) unaffiliated with Metropolitan.


                                     III-10

R. Seguros Genesis S.A. (Mexico) Metropolitan holds 85.49%, Metropolitan Tower Corp. holds 7.31% and Metropolitan Asset Management Corporation holds 7.20% of the common stock of Seguros Genesis S.A.

S. Metropolitan Life Seguros de Vida S.A. (Uruguay). One share of Metropolitan Life Seguros de Vida S.A. is held by Alejandro Miller Artola, a nominee of Metropolitan Life Insurance Company.

T.  Metropolitan Life Seguros E Previdencia Privada S.A. (Brazil)

U.  Hyatt Legal Plans, Inc. (Delaware)

    1.   Hyatt Legal Plans of Florida, Inc. (Fl)

V. One Madison Merchandising L.L.C. (Connecticut) Ownership of membership interests in One Madison Merchandising L.L.C. is as follows: Metropolitan owns 99% and Metropolitan Tower Corp. owns 1%.

W.  Metropolitan Realty Management, Inc. (Delaware)

    1.   Edison Supply and Distribution, Inc. (Delaware)
    2.   Cross & Brown Company (New York)

         a.   CBNJ, Inc. (New Jersey)

X.  MetPark Funding, Inc. (Delaware)

Y.  2154 Trading Corporation (New York)

Z.  Transmountain Land & Livestock Company (Montana)

AA. Farmers National Company (Nebraska)

    1.   Farmers National Commodities, Inc. (Nebraska)

    2. Farmers National Marketing Group, LLC (Iowa) Ownership of membership interests in Farmers National Marketing Group, LLC is as follows:
              Farmers National Company (50%) and an entity unaffiliated with Metropolitan (50%).

A.B.     MetLife Trust Company, National Association. (United States)
A.C.     Benefit Services Corporation (Georgia)
A.D.     G.A. Holding Corporation (MA)
A.E.     TNE-Y, Inc. (DE)
A.F.     CRH., Inc. (MA)

                                     III-11

A.G.     NELRECO Troy, Inc. (MA)
A.H.     TNE Funding Corporation (DE)
A.I.     L/C Development Corporation (CA)
A.J.     Boylston Capital Advisors, Inc. (MA)
         1.   New England Portfolio Advisors, Inc. (MA)
A.K. CRB Co., Inc. (MA) AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.
A.L.     New England Life Mortgage Funding Corporation (MA)
A.M. Mercadian Capital L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian Capital L.P.
A.N. Mercadian Funding L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian Funding L.P.
A.O.     Tower Resources Group, Inc. (DE)
A.P.     MetLife New England Holdings, Inc. (DE)
    1.   Fulcrum Financial Advisors, Inc. (MA)
    2.   New England Life Insurance Company (MA)
         a.   New England Life Holdings, Inc. (DE)
              i.   New England Securities Corporation (MA)
                   (1)  Hereford Insurance Agency, Inc. (MA)
                   (2)  Hereford Insurance Agency of Alabama, Inc. (AL)
                   (3)  Hereford Insurance Agency of Minnesota, Inc. (MN)
                   (4)  Hereford Insurance Agency of Ohio, Inc. (OH)
                   (5)  Hereford Insurance Agency of New Mexico, Inc. (NM)
              ii.  TNE Advisers, Inc. (MA)
              iii. TNE Information Services, Inc. (MA)
                   (1)  First Connect Insurance Network, Inc. (DE)
                   (2)  Interative Financial Solutions, Inc. (MA)
              iv.  N.L. Holding  Corp. (Del) (NY)
                   (1)  Nathan & Lewis Securities, Inc. (NY)
                   (2)  Nathan & Lewis Associates, Inc. (NY)
                        (a) Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)
                        (b)  Nathan and Lewis Associates of Texas, Inc. (TX)
                   (3) Nathan & Lewis Associates--Arizona, Inc. (AZ)
                   (4) Nathan & Lewis of Nevada, Inc. (NV)
                   (5) Nathan and Lewis Associates Ohio, Incorporated (OH)
         b.   Exeter Reassurance Company, Ltd. (MA)
         c.   Omega Reinsurance Corporation (AZ)
         d.   New England Pension and Annuity Company (DE)
         e.   Newbury Insurance Company, Limited (Bermuda)
    3.   Nvest Corporation (MA)
         a. Nvest, L.P. (DE) Nvest Corporation holds a 1.69% general partnership interest and MetLife New England Holdings, Inc. 3.19% general partnership interest in Nvest, L.P.

                                     III-12

         b. Nvest Companies, L.P. (DE) Nvest Corporation holds a 0.0002% general partnership interest in Nvest Companies, L.P. Nvest, L.P. holds a 14.64% general partnershipinterest in Nvest Companies, L.P. Metropolitan holds a 46.23% limited partnership interest in Nvest Companies, L.P.
              i.   Nvest Holdings, Inc. (DE)
                   (1)  Back Bay Advisors, Inc. (MA)
                        (a)  Back Bay Advisors, L.P. (DE)
                             Back Bay Advisors, Inc.
                             holds a 1% general partner interest and NEIC
                             Holdings, Inc. holds a 99% limited partner interest in Back Bay Advisors, L.P.
                   (2)  R & T Asset Management, Inc. (MA)
                        (a)  Reich & Tang Distributors, Inc. (DE)
                        (b)  R & T Asset Management L.P.
                             R & T Asset Management, Inc.
                             holds a 0.5% general partner interest and NEIC Holdings, Inc. hold a 99.5% limited partner interest in R & T
                             Asset Management, L.P.
                        (c)  Reich & Tang Services, Inc. (DE)
                   (3)  Loomis, Sayles & Company, Inc. (MA)
                        (a)  Loomis Sayles & Company, L.P. (DE)
                             Loomis Sayles & Company, Inc.
                             holds a 1% general partner interest and
                             R & T Asset Management, Inc. holds a 99% limited partner interest in Loomis Sayles & Company, L.P.
                   (4)  Westpeak Investment Advisors, Inc. (MA)
                        (a)  Westpeak Investment Advisors, L.P. (DE)
                             Westpeak Investment Advisors, Inc.
                             holds a 1% general partner interest and
                             Reich & Tang holds a 99% limited
                             partner interest in Westpeak Investment
                             Advisors, L.P.
                             (i)  Westpeak Investment Advisors Australia
                                  Limited Pty.
                   (5)  Vaughan, Nelson Scarborough & McCullough (DE)
                        (a) Vaughan, Nelson Scarborough & McCullough, L.P. (DE) VNSM, Inc. holds a 1% general partner interest and Reich & Tang Asset Management, Inc. holds a 99% limited partner interest in Vaughan, Nelson Scarborough & McCullough, L.P.

                             (i)  VNSM Trust Company

                   (6)  MC Management, Inc. (MA)

                                     III-13

                        (a)  MC Management, L.P. (DE)
                             MC Management, Inc. holds a 1% general partner interest and R & T Asset Management, Inc.
                             holds a 99% limited partner interest in MC
                             Management, L.P.
                   (7)  Harris Associates, Inc. (DE)
                        (a)  Harris Associates Securities L.P. (DE)
                             Harris Associates, Inc. holds a 1% general partner interest and Harris Associates L.P. holds a
                             99% limited partner interest in Harris Associates Securities, L.P.
                        (b)  Harris Associates L.P. (DE)
                             Harris Associates, Inc. holds a 0.33% general partner interest and NEIC Operating Partnership, L.P. holds a 99.67% limited partner interest in Harris Associates L.P.
                             (i)  Harris Partners, Inc. (DE)
                             (ii) Harris Partners L.L.C. (DE)
                                  Harris Partners, Inc. holds a 1%
                                  membership interest and
                                  Harris Associates L.P. holds a 99%
                                  membership interest in Harris Partners L.L.C.
                                  (1)  Aurora Limited Partnership (DE)
                                       Harris Partners L.L.C. holds a 1%
                                       general partner interest
                                  (2)  Perseus Partners L.P. (DE) Harris
                                       Partners L.L.C. holds a 1% general
                                       partner interest
                                  (3)  Pleiades Partners L.P. (DE)   Harris
                                       Partners L.L.C. holds a 1% general
                                       partner interest
                                  (4)  Stellar Partners L.P. (DE) Harris
                                       Partners L.L.C. holds a 1% general
                                       partner interest
                                  (5)  SPA Partners L.P. (DE) Harris Partners
                                       L.L.C. holds a 1% general partner
                                       interest
                   (8)  Graystone Partners, Inc. (MA)
                        (a)  Graystone Partners, L.P. (DE)
                             Graystone Partners, Inc. holds a 1%
                             general partner interest and New England
                             NEIC Operating Partnership, L.P.
                             holds a 99% limited partner interest in
                             Graystone Partners, L.P.
                   (9)  NEF Corporation (MA)
                        (a) New England Funds, L.P. (DE) NEF Corporation holds a

                                     III-14

                             1% general partner interest and NEIC Operating Partnership, L.P. holds a 99% limited partner interest in New England Funds, L.P.
                        (b) New England Funds Management, L.P. (DE) NEF Corporation holds a 1% general partner interest and NEIC Operating Partnership, L.P. holds a 99% limited partner interest in New England Funds Management, L.P.
                   (10) New England Funds Service Corporation
                   (11) AEW Capital Management, Inc. (DE)

                        (a) AEW Securities, L.P. (DE) AEW Capital Management, Inc. holds a 1% general partnership and AEW Capital Management, L.P. holds a 99% limited partnership interest in AEW Securities, L.P.
              ii.  Nvest Associates, Inc.
              iii. Snyder Capital Management, Inc.
                   (1) Snyder Capital Management, L.P. NEIC Operating Partnership holds a 99.5% limited partnership interest and Snyder Capital Management Inc. holds a 0.5% general partnership interest.
              iv.  Jurika & Voyles, Inc.
                   (1) Jurika & Voyles, L.P NEIC Operating Partnership, L.P. holds a 99% limited partnership interest and Jurika & Voyles, Inc. holds a 1% general partnership interest.
              v. Capital Growth Management, L.P. (DE) NEIC Operating Partnership, L.P. holds a 50% limited partner interest in Capital Growth Management, L.P.
              vi.  Nvest Partnerships, LLC (  )
              vii. AEW Capital Management L.P. (DE) New England Investment
                   Companies, L.P. holds a 99% limited partner interest and AEW Capital Management, Inc. holds a 1% general partner interest in AEW Capital Management, L.P.
                   (1)  AEW II Corporation (  )
                   (2)  AEW Partners III, Inc. (  )
                   (3)  AEW TSF, Inc. (  )
                   (4)  AEW Exchange Management, LLC
                   (5)  AEWPN, LLC (  )
    (6)  AEW Investment Group, Inc. (MA)
         (a) Copley Public Partnership Holding, L.P. (MA) AEW Investment Group, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in Copley Public Partnership Holding, L.P.
         (b)  AEW Management and Advisors L.P. (MA)

                                     III-15

              AEW Investment Group, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in AEW Management and Advisors L.P.
              i.  AEW Real Estate Advisors, Inc. (MA)
                   1.   AEW Advisors, Inc. (MA)
                   2.   Copley Properties Company, Inc. (MA)
                   3.   Copley Properties Company II, Inc. (MA)
                   4.   Copley Properties Company III, Inc. (MA)
                   5.   Fourth Copley Corp. (MA)
                   6.   Fifth Copley Corp. (MA)
                   7.   Sixth Copley Corp. (MA)
                   8.   Seventh Copley Corp. (MA).
                   9.   Eighth Copley Corp. (MA).
                   10.  First Income Corp. (MA).
                   11.  Second Income Corp. (MA).
                   12.  Third Income Corp. (MA).
                   13.  Fourth Income Corp. (MA).
                   14.  Third Singleton Corp. (MA).
                   15.  Fourth Singleton Corp. (MA)
                   16.  Fifth Singleton Corp. (MA)
                   17.  Sixth Singleton Corp. (MA).
                   18.  BCOP Associates L.P. (MA)
                        AEW Real Estate sAdvisors, Inc. holds a 1% general partner interest in BCOP Associates L.P.
              ii.  CREA Western Investors I, Inc. (MA)
                   1.   CREA Western Investors I, L.P. (DE)
                        CREA Western Investors I, Inc. holds a 24.28% general partnership interest and Copley Public Partnership Holding, L.P. holds a 57.62% limited partnership interest in CREA Western Investors I, L.P.
              iii. CREA Investors Santa Fe Springs, Inc. (MA)
    (7)  Copley Public Partnership Holding, L.P. (DE)
         AEW Capital Management, L.P. holds a 75% limited partner interest and AEW Investment Group, Inc. holds a 25% general partner interest and CREA Western Investors I, L.P holds a 57.62% Limited Partnership interest.

    (8)  AEW Real Estate Advisors, Limited Partnership (MA)
         AEW Real Estate Advisors, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in AEW Real Estate Advisors, Limited Partnership.
    (9)  AEW Hotel Investment Corporation (MA)
         (a.) AEW Hotel Investment, Limited Partnership (MA)
              AEW Hotel Investment Corporation holds a 1% general partnership interest and AEW Capital Management, L.P. holds a 99% limited


                                     III-16
         partnership interest in AEW Hotel Investment, Limited Partnership.
    (10) Aldrich Eastman Global Investment Strategies, LLC (DE)
         AEW Capital Management, L.P. holds a 25% membership interest and an unaffiliated third party holds a 75% membership interest in Aldrich Eastman Global Investment Strategies, LLC.

In addition to the entities listed above, Metropolitan (or where indicated an affiliate) also owns an interest in the following entities, among others:

1) CP&S Communications, Inc., a New York corporation, holds federal radio communications licenses for equipment used in Metropolitan owned facilities and airplanes. It is not engaged in any business.

2) Quadreal Corp., a New York corporation, is the fee holder of a parcel of real property subject to a 999 year prepaid lease. It is wholly owned by Metropolitan, having been acquired by a wholly owned subsidiary of Metropolitan in 1973 in connection with a real estate investment and transferred to Metropolitan in 1988.

3) Met Life International Real Estate Equity Shares, Inc., a Delaware corporation, is a real estate investment trust. Metropolitan owns approximately 18.4% of the outstanding common stock of this company and has the right to designate 2 of the 5 members of its Board of Directors.

4) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest.

5) Metropolitan owns, via its subsidiary, AFORE Genesis Metropolitan S.A. de C.V., approximately 61.7% of SIEFORE Genesis S.A. de C.V., a mutual fund.

6) Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

7) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company ("MET P&C"), serves as the attorney-in-fact and manages the association.

8) Metropolitan directly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. Holding Corp. (DEL), an indirect wholly owned subsidiary of Metropolitan.

                                     III-17

9)  100% of the capital stock of Hereford Insurance Agency of Oklahoma, Inc.
(OK) is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

10) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. (TX) is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

11) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following company: Coating Technologies International, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.


ITEM 27.  NUMBER OF CONTRACTOWNERS

          None.

ITEM 28.  INDEMNIFICATION

     The Depositor's parent, Metropolitan Life Insurance Company
("MetLife") maintains a directors' and officers' liability policy with a maximum coverage of $200 million under which the Depositor and New England Securities Corporation, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in MetLife's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter. A provision in the Depositor's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers or employees of the Depositor.

     Insofar as indemnification for liability arising under the Securities
Act of 1933 may be permitted to directors, officers or controlling persons (if any) of the Underwriter or Depositor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable.

                                     III-18

     In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor or Underwriter of expenses incurred or paid by a director, officer or controlling person of the Depositor or Underwriter in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor or Underwriter will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29.  PRINCIPAL UNDERWRITERS

          (a) New England Securities Corporation also serves as principal underwriter for:

              New England Zenith Fund
              New England Variable Annuity Fund I
              New England Life Retirement Investment Account
              New England Variable Life Separate Account
              The New England Variable Account

          (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:


             Name                    Positions and Offices with         Positions and Offices
                                       Principal Underwriter               with Registrant
Thomas W. McConnell*            Director, President and CEO                     None
Frederick K. Zimmermann**       Chairman of Board, Director                     None
Bradley W. Anderson*            Vice President                                  None
Molly M. Diggins**              Vice President, General Counsel,                None
                                Secretary and Clerk
Mark A. Greco*                  Vice President and Chief Operating              None
                                Officer
Laura A. Hutner*                Vice President                                  None
Mitchell A. Karman**            Vice President                                  None
John Peruzzi**                  Assistant Vice President and                    None
                                Controller
Robert F. Regan***              Vice President                                  None
Jonathan M. Rozek*              Vice President                                  None
Andrea M. Ruesch*               Vice President                                  None
Larry Thiel*                    Vice President                                  None
Michael E. Toland*              Vice President, Chief Compliance                None
                                Officer, Chief Financial Officer,
                                Treasurer, Assistant Secretary and
                                Assistant Clerk
H. James Wilson**               Director                                        None


Principal Business Address:     *399 Boylston Street, Boston, MA 02116
                               **501 Boylston Street, Boston, MA 02117
                              ***500 Boylston Street, Boston, MA 02117

                                     III-19

(c)

       (1)                           (2)                   (3)                   (4)                   (5)
Name of Principal    Net Underwriting        Compensation
 Underwriter           Discounts and         Redemption or           Brokerage               Other
                        Commissions          Annuitization          Commissions          Compensation


                            Not
                        Applicable

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a)  Registrant

     (b)  State Street Bank & Trust Company
          225Franklin Street Boston
          Massachusetts  02110

     (c)  New England Securities Corporation
          399 Boylston Street
          Boston, Massachusetts  02116

     (d)  New England Life Insurance Company
          501 Boylston Street Boston
          Massachusetts  02117

                                     III-20

ITEM 31.  MANAGEMENT SERVICES

     Not applicable

ITEM 32.  UNDERTAKINGS

Registrant hereby makes the following undertakings:

     (1) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (2) To include either (a) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information or (b) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (3) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request;

     (4) To offer Contracts to participants in the Texas Optional Retirement program in reliance upon Rule 6c-7 of the Investment Company Act of 1940 and to comply with paragraphs (a)-(d) of that Rule; and

     (5) To comply with and rely upon the Securities and Exchange Commission No-Action letter to The American Council of Life Insurance, dated November 28, 1988, regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940.

     New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

                                     III-21

                                  SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Annuity Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 27th day of April, 1999.

                     New England Variable Annuity Separate Account
                         (Registrant)

                     By: New England Life Insurance Company
                         (Depositor)


                         By: /s/  H. James Wilson
                             --------------------
                             H. James Wilson, Esq.
                             Executive Vice President
                             and General Counsel

Attest:

       /s/  Marie C. Swift
       -------------------
       Marie C. Swift

                                     III-22

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 27th day of April 1999.



                                        New England Life Insurance Company


(Seal)

Attest: /s/  Marie C. Swift             By: /s/  H. James Wilson
        -------------------                 ------------------------------
        Marie C. Swift                      H. James Wilson, Esq.
                                            Executive Vice President and
                                            General Counsel

     As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons, in the capacities indicated, on April, 27, 1999.



        *
-------------------------------------------------            Chairman, President and
James M. Benson                                              Chief Executive Officer


        *                                                           Director
-------------------------------------------------
Robert H. Benmosche


        *                                                           Director
-------------------------------------------------
Susan C. Crampton

        *                                                           Director
-------------------------------------------------
Edward A. Fox

        *                                                           Director
-------------------------------------------------
George J. Goodman

        *                                                           Director
-------------------------------------------------
Evelyn E. Handler

        *                                                           Director
-------------------------------------------------
Philip K. Howard

        *                                                           Director
-------------------------------------------------
Bernard A. Leventhal

                                     III-23



        *                                                           Director
-------------------------------------------------
Thomas J. May

        *                                                           Director
-------------------------------------------------
Stewart G. Nagler

        *                                                           Director
-------------------------------------------------
Catherine A. Rein

        *                                            Second Vice President and Chief Accounting
-------------------------------------------------                    Officer
Richard A. Robinson

        *                                                Executive Vice President and Chief
-------------------------------------------------               Financial Officer
David Y. Rogers

        *                                                           Director
-------------------------------------------------
Rand N. Stowell

        *                                                           Director
-------------------------------------------------
Alexander B. Trowbridge


                                        By:  /s/  Anne M. Goggin
                                             --------------------
                                             Anne M. Goggin, Esq.
                                             Attorney-in-fact


* Executed by Anne M. Goggin, Esq. on behalf of those indicated pursuant to Powers of Attorney filed with Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 33-85442) filed on April 30, 1997, Post-Effective Amendment No. 6 on Form N-4 (No. 33-85442) filed on June 30, 1998, and Post-Effective Amendment No. 7 filed on January 21, 1999.

                                     III-24

                                 Exhibit Index
                                 -------------

(1) Resolutions of Board of Directors of the Depositor authorizing the Registrant are incorporated herein by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (No. 33-85442) filed on May 1, 1998.

(2) None.

(3) (i)   Form of Distribution Agreement is incorporated herein by reference to
    Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (No. 33-85442) filed on May 1, 1998.

    (ii) Form of Selling Agreement with other broker-dealers is incorporated herein by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (No. 33-85442) filed on May 1, 1998.

    (iii) Additional Form of Selling Agreement is incorporated herein by reference to Registration Statement on Form N-4 (No. 33-64879) filed on December 11, 1995.

    (iv) Additional Forms of Selling Agreement with other broker-dealers are incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-4 (No. 33-85442) filed on April 30, 1997.

(4) (i)   Forms of Variable Annuity Contract (with and without Contingent
    Deferred Sales Charge), and Application is incorporated herein by reference to Registration Statement on Form N-4 (No. 33-64879) filed on December 11, 1995.

    (ii) Forms of Endorsements (Living Benefits and Individual Retirement Annuity) are incorporated herein by reference to Registration Statement on Form N-4 (No. 33-64879) filed on December 11, 1995.

    (iii) Forms of Endorsements (TSA, Simple IRA, Living Benefits and Section 1035 Exchange, Contract Loan, Roth IRA, 72(s) and IRA) are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 33-85442) filed on May 1, 1998.

    (iv) Forms of Endorsement (Death Benefit, Contract Loan and Company Name Change) are incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (No. 33-85442) filed on June 30, 1998.

    (v) Form of Endorsement (IRA) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (No. 33-85442) filed on January 21, 1999.

    (vi) Form of Endorsement (Dollar Cost Averaging and 72(s)) is incorporated herein by reference to Post-Effective Amendment No. 9 to Registration Statement on Form N-4 (No. 33-85542) filed on April 28, 1999.

(5) For Application, see (4)(i) above.

(6) (i)   Copy of charter (Amended and Restated Articles of Organization) is incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-4 (No. 33-85442) filed on April 30, 1997.

    (ii) Amended and restated By-Laws of Depositor are incorporated herein by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (No. 33-85442) filed on May 1, 1998.

    (iii) Amendments to the Amended and restated Articles of Organization is incorporated herein by reference to Post-Effective Amendment No. 9 to Registration Statement on Form N-4 (No. 33-85542) filed on April 28, 1999.

(7) None

(8) None

(9) Opinion and consent of H. James Wilson, Esq.

(10) (i)  Consent of Deloitte & Touche LLP

     (ii) Consent of Sutherland Asbill and Brennan LLP

(11) None

(12) None

(13) (i) Schedule of computations for performance quotations is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (No. 33-64879) filed on June 6, 1996.

(14) (i) Powers of Attorney are incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-4 (No. 33-85442) filed on April 30, 1997.

     (ii) Power of Attorney for James M. Benson is incorporated herein by reference to Post-Effective Amendment No. 6 on Form N-4 (No. 33-85442) filed on June 30, 1998.

     (iii) Powers of Attorney for Robert H. Benmosche, Catherine A. Rein, Richard A. Robinson and David Y. Rogers are incorporated by reference to Post-Effective Amendment No. 7 on Form N-4 (No. 33-85442) filed on January 21, 1999.